UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07607

Morgan Stanley Variable Insurance Fund, Inc.

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-296-0289

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2022

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Core Plus Fixed Income Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Liquidity Risk Management Program	31
Federal Tax Notice	32
Director and Officer Information	33

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Core Plus Fixed Income Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$966.60	$1,021.98	$3.17	$3.26	0.64%
Core Plus Fixed Income Portfolio Class II	1,000.00	965.70	1,020.72	4.41	4.53	0.89

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.33%, net of fees, and –14.58%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Bloomberg U.S. Aggregate Index (the "Index"), which returned –13.01%.

Factors Affecting Performance

•  Over the 12-month period ending December 31, 2022, government bond yields rose significantly in the U.S. and throughout the world as central banks turned hawkish in their fight against inflation. This had a positive impact on relative performance as the Fund held a short duration position in the U.S. versus the Index.

•  The period was characterized by tighter financial conditions, which led to significant spread widening and historically poor performance across fixed income credit sectors. Virtually all overweights to credit sectors led to relative underperformance. This was the case in corporates, as the portfolio's investment grade corporate bonds positioning and high yield corporate bonds detracted from relative performance. The allocation to convertible bonds also detracted on the back of weaker equities, rising yields and widening spreads.

•  Securitized credit holdings also detracted from relative performance during the period as their spreads widened. Underperformance was seen across non-agency commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS). Our agency RMBS underweight helped relative performance as they also underperformed similar duration Treasuries.

•  The overweight to emerging markets government-related debt also detracted. Emerging markets currency exposure also hurt performance as the dollar strengthened over the year.

Management Strategies

•  During the period, we reduced our overweight to a variety of non-Treasury sectors as it became increasingly clear that the U.S. Federal Reserve (Fed) would raise short-term interest rates substantially to combat inflation. Combined with its shift from quantitative easing to tightening, this tightening in financial conditions is likely to lead to an economic slowdown, possibly even a recession, in 2023.

•  Most of the Fund's reduction in credit exposure was in the corporate and emerging market debt sectors. We mostly maintained our securitized credit overweights, as we think they should generally hold up well, even in an economic downturn.

•  Most of the proceeds of these reductions in credit holdings were redeployed into Treasuries and agency mortgage-backed securities (MBS). Agency MBS cheapened significantly during the period as the Fed began to reduce its MBS holdings.

•  We also covered our duration underweight late in 2022, bringing the portfolio duration in line with the Index. After the historic rise in yields that occurred during the year, interest rates now appear to us to be close to fair value.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Bloomberg U.S. Aggregate Index(1)

	Period Ended December 31, 2022
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–14.33%	0.28%	2.02%	4.07%
Bloomberg U.S. Aggregate Index	–13.01	0.02	1.06	4.20
Fund – Class II(4)	–14.58	0.03	1.76	2.82
Bloomberg U.S. Aggregate Index	–13.01	0.02	1.06	3.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 1, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.0%)
Agency Adjustable Rate Mortgage (0.0%) (a)
Federal National Mortgage Association, Conventional Pool: 12 Month USD LIBOR + 1.59%, 3.84%, 12/1/45	$10	$10
Agency Fixed Rate Mortgages (17.9%)
Federal Home Loan Mortgage Corporation, 2.00%, 10/1/51	54	42
Gold Pools: 3.50%, 1/1/44	276	258
4.00%, 12/1/41 - 10/1/44	316	305
5.41%, 7/1/37 - 8/1/37	10	10
5.44%, 1/1/37 - 2/1/38	40	41
5.46%, 5/1/37 - 1/1/38	39	39
5.48%, 8/1/37	10	10
5.50%, 8/1/37 - 11/1/37	40	42
5.52%, 10/1/37	5	5
5.62%, 12/1/36 - 8/1/37	45	47
6.00%, 8/1/37 - 5/1/38	9	10
7.50%, 5/1/35	15	16
8.00%, 8/1/32	10	10
8.50%, 8/1/31	14	14
Federal National Mortgage Association, 2.00%, 11/1/51	293	231
Conventional Pools: 2.50%, 2/1/50	196	169
3.00%, 7/1/49	49	43
3.50%, 7/1/46 - 7/1/49	626	578
4.00%, 11/1/41 - 8/1/49	567	546
4.50%, 8/1/40 - 9/1/48	169	165
5.00%, 7/1/40	44	45
5.62%, 12/1/36	17	18
6.00%, 12/1/38	143	150
6.50%, 11/1/27 - 10/1/38	11	11
7.00%, 6/1/29	3	3
7.50%, 8/1/37	26	28
8.00%, 4/1/33	20	21
8.50%, 10/1/32	22	23
9.50%, 4/1/30	1	1
January TBA: 2.50%, 1/1/53 (b)	1,350	1,145
3.50%, 1/1/53 (b)	2,825	2,570
4.00%, 1/1/53 (b)	350	329
4.50%, 1/1/53 (b)	4,250	4,097
5.00%, 1/1/53 (b)	1,025	1,011
5.50%, 1/1/53 (b)	2,600	2,608
Government National Mortgage Association, Various Pools:
3.50%, 11/20/40 - 7/20/46	238	222
4.00%, 7/15/44	84	80
5.00%, 12/20/48 - 2/20/49	12	12
		14,955
	Face Amount (000)	Value (000)
Asset-Backed Securities (10.9%)
AIMCO CLO, Series 2018-B 3 Month USD LIBOR + 1.10%, 5.18%, 1/15/32 (c)(d)	$625	$615
Allegro CLO XI Ltd., 3 Month USD LIBOR + 1.39%, 5.62%, 1/19/33 (c)(d)	250	246
American Homes 4 Rent Trust, 6.07%, 10/17/52 (c)	490	477
Benefit Street Partners CLO XX Ltd., 3 Month USD LIBOR + 1.17%, 5.25%, 7/15/34 (c)(d)	390	381
Blackbird Capital Aircraft Lease Securitization Ltd., 5.68%, 12/16/41 (c)	347	230
Cologix Data Centers US Issuer LLC, 3.30%, 12/26/51 (c)	225	197
4.94%, 1/25/52 (c)	400	270
Conn's Receivables Funding LLC, 2.87%, 5/15/26 (c)	125	123
9.52%, 12/15/26 (c)	400	397
ELFI Graduate Loan Program LLC, 4.51%, 8/26/47 (c)	190	180
Falcon Aerospace Ltd., 3.60%, 9/15/39 (c)	176	143
GAIA Aviation Ltd., 7.00%, 12/15/44 (c)	350	199
Goodgreen Trust, 5.53%, 4/15/55 (c)	376	314
JOL Air Ltd., 4.95%, 4/15/44 (c)	227	151
Lunar 2021-1 Structured Aircraft Portfolio Notes, 2.64%, 10/15/46 (c)	306	246
Lunar Aircraft Ltd., 3.38%, 2/15/45 (c)	105	86
Mosaic Solar Loan Trust, 1.92%, 6/20/52 (c)	187	141
New Residential Mortgage LLC, Class A 5.44%, 6/25/25 - 7/25/25 (c)	655	618
Newday Funding Master Issuer PLC, SOFR + 1.50%, 5.70%, 4/15/30 (c)(d)	500	488
NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.06%, 5.45%, 12/25/33 (d)	175	173
NRZ Excess Spread-Collateralized Notes, Class A 3.47%, 11/25/26 (c)	229	202
Octagon Investment Partners 51 Ltd., 3 Month USD LIBOR + 1.15%, 5.39%, 7/20/34 (c)(d)	900	878
Oxford Finance Funding LLC, 5.44%, 2/15/27 (c)	110	110
PMT FMSR Issuer Trust, 1 Month USD LIBOR + 3.00%, 7.39%, 3/25/26 (c)(d)	650	632

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
PNMAC GMSR Issuer Trust, SOFR30A + 4.19%, 8.13%, 6/25/27 (c)(d)	$300	$289
SOFR30A + 4.25%, 8.18%, 5/25/27 (c)(d)	300	284
PRET 2021-NPL6 LLC, 2.49%, 7/25/51 (c)	154	143
Sculptor CLO XXVI Ltd., 3 Month USD LIBOR + 1.27%, 5.51%, 7/20/34 (c)(d)	840	819
START Ireland, 4.09%, 3/15/44 (c)	123	105
		9,137
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corporation, IO REMIC 6.00% - 1 Month USD LIBOR, 1.68%, 11/15/43 (e)	843	75
IO STRIPS 7.50%, 12/15/29	2	—	@
Federal National Mortgage Association, IO REMIC 6.00%, 5/25/33 - 7/25/33	94	20
IO STRIPS 8.00%, 4/25/24 (d)	6	1
REMIC 7.00%, 9/25/32	16	16
Government National Mortgage Association, IO 0.66%, 8/20/58 (d)	2,205	23
5.00%, 2/16/41	41	9
		144
Commercial Mortgage-Backed Securities (11.9%)
BAMLL Commercial Mortgage Securities Trust, 1 Month Term SOFR + 3.00%, 7.34%, 1/15/39 (c)(d)	350	329
BANK 2019-BNK21, IO 0.85%, 10/17/52 (d)	3,503	146
BANK 2020-BNK30, 2.92%, 12/15/53 (d)	725	462
BPR Trust, 1 Month Term SOFR + 3.00%, 7.34%, 5/15/39 (c)(d)	350	347
BX Trust BX 2022 VAMF, 1 Month Term SOFR + 2.70%, 7.04%, 1/15/39 (c)(d)	390	364
Citigroup Commercial Mortgage Trust, 3.50%, 12/10/41 (c)(d)	300	195
IO 0.72%, 11/10/48	2,270	37
0.87%, 9/10/58 (d)	4,140	78
Commercial Mortgage Trust, IO 0.03%, 7/10/45 (d)	5,781	—	@
0.66%, 10/10/47 (d)	2,203	20
0.98%, 7/15/47 (d)	2,433	26
	Face Amount (000)		Value (000)
Credit Suisse Mortgage Trust, Class A 1 Month USD LIBOR + 3.97%, 8.29%, 4/15/23 (c)(d)		$514	$502
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 2.88%, 1/25/49 (d)		800	143
2.98%, 1/25/32 (d)		625	116
3.21%, 5/25/32 (d)		1,300	270
3.56%, 6/25/54 (d)		775	179
4.15%, 8/25/54 (d)		650	174
Federal Home Loan Mortgage Corporation, 1 Month USD LIBOR + 4.35%, 8.49%, 12/25/26 (c)(d)		39	38
1 Month USD LIBOR + 5.25%, 9.39%, 7/25/26 (c)(d)		42	40
IO 2.63%, 1/25/49 (d)		3,665	566
2.65%, 2/25/49 (d)		1,635	250
3.07%, 11/25/36 (d)		475	129
3.46%, 10/25/38 (d)		800	230
3.79%, 6/25/50 (d)		900	217
GS Mortgage Securities Trust, 4.72%, 8/10/46 (c)(d)		500	404
IO 0.71%, 9/10/47 (d)		4,094	37
1.20%, 10/10/48 (d)		4,479	120
Highways 2021 PLC, 4.68%, 12/18/31 (c)(d)	GBP	300	348
Jackson Park Trust, 3.24%, 10/14/39 (c)(d)		$400	290
JP Morgan Chase Commercial Mortgage Securities Trust, IO 0.58%, 4/15/46 (d)		6,000	9
0.59%, 12/15/49 (d)		2,515	43
0.81%, 7/15/47 (d)		4,225	26
JPMBB Commercial Mortgage Securities Trust, IO 0.94%, 8/15/47 (d)		2,663	25
Last Mile Logistics Pan Euro Finance DAC, 3 Month EURIBOR + 1.90%, 3.70%, 8/17/33 (c)(d)	EUR	100	96
Life Mortgage Trust, 1 Month Term SOFR + 2.09%, 6.43%, 5/15/39 (c)(d)		$175	170
MF1 2021-W10X, 1 Month Term SOFR + 2.82%, 7.16%, 12/15/34 (c)(d)		475	454
MFT Trust, 3.48%, 2/10/42 (c)(d)		200	124
MKT 2020-525M Mortgage Trust, 2.94%, 2/12/40 (c)(d)		200	108
Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.95%, 6.34%, 3/25/50 (c)(d)		15	14

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (cont'd)
Natixis Commercial Mortgage Securities Trust, 4.32%, 1/15/43 (c)(d)		$200	$159
1 Month USD LIBOR + 1.70%, 6.02%, 8/15/38 (c)(d)		325	308
1 Month Term SOFR + 2.20%, 6.52%, 7/15/36 (c)(d)		500	456
Real Estate Asset Liquidity Trust, IO 1.14%, 2/12/31 (c)(d)	CAD	3,437	114
SG Commercial Mortgage Securities Trust, 3.73%, 3/15/37 (c)(d)		$450	394
SLG Office Trust, IO 0.26%, 7/15/41 (c)(d)		3,650	59
Taubman Centers Commercial Mortgage Trust, 1 Month Term SOFR + 2.19%, 6.52%, 5/15/37 (c)(d)		450	438
Vita Scientia 2022-1 DAC, 3 Month EURIBOR + 2.49%, 4.41%, 8/27/25 (c)(d)	EUR	250	233
VMC Finance 2021-HT1 LLC, 1 Month USD LIBOR + 1.65%, 5.99%, 1/18/37 (c)(d)		$261	253
WFRBS Commercial Mortgage Trust, 4.15%, 5/15/45 (c)(d)		385	365
			9,905
Corporate Bonds (25.8%)
Finance (9.3%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28		150	126
4.13%, 7/3/23		325	323
Air Lease Corp. 2.10%, 9/1/28		25	20
Australia & New Zealand Banking Group Ltd. 2.57%, 11/25/35 (c)		200	147
Avolon Holdings Funding Ltd. 2.88%, 2/15/25 (c)		275	254
Banco de Credito e Inversiones SA 2.88%, 10/14/31 (c)		225	187
Banco Santander Chile 2.70%, 1/10/25 (c)		150	143
Banco Santander SA 4.18%, 3/24/28		200	186
Bank Hapoalim BM 3.26%, 1/21/32 (c)		225	195
Bank of America Corp., 2.69%, 4/22/32		175	140
3.71%, 4/24/28		350	324
3.85%, 3/8/37		50	42
5.02%, 7/22/33		75	71
Bank of Ireland Group PLC 2.03%, 9/30/27 (c)		250	211
	Face Amount (000)	Value (000)
Bank of Montreal 3.09%, 1/10/37	$150	$114
Belrose Funding Trust 2.33%, 8/15/30 (c)	100	76
BNP Paribas SA 4.40%, 8/14/28 (c)	300	284
BPCE SA 5.15%, 7/21/24 (c)	300	294
Citigroup, Inc., 2.52%, 11/3/32	475	371
5.50%, 9/13/25	150	151
CNO Financial Group, Inc. 5.25%, 5/30/29	95	91
Coinbase Global, Inc. 3.38%, 10/1/28 (c)	110	58
Credit Suisse Group AG 6.54%, 8/12/33 (c)	250	220
Goldman Sachs Group, Inc. 2.62%, 4/22/32	525	420
Grupo Aval Ltd. 4.38%, 2/4/30 (c)	200	162
HSBC Holdings PLC 3.80%, 3/11/25	450	438
JPMorgan Chase & Co. 1.95%, 2/4/32	125	96
Life Storage LP 2.40%, 10/15/31	125	96
Macquarie Group Ltd. 2.87%, 1/14/33 (c)	125	96
Marsh & McLennan Cos., Inc. 5.88%, 8/1/33	125	132
Nationwide Building Society 4.30%, 3/8/29 (c)	375	339
Nordea Bank Abp 5.38%, 9/22/27 (c)	200	201
Oversea-Chinese Banking Corp. Ltd. 1.83%, 9/10/30 (c)	200	180
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. 3.88%, 3/1/31 (c)	170	130
Societe Generale SA 2.63%, 1/22/25 (c)	225	212
Sun Communities Operating LP 4.20%, 4/15/32	225	199
SVB Financial Group, 1.80%, 2/2/31 (g)	125	91
4.10%, 2/15/31 (f)	100	58
Toronto-Dominion Bank 8.13%, 10/31/82	200	209
United Overseas Bank Ltd. 3.86%, 10/7/32 (c)	325	300
Wells Fargo & Co., 3.07%, 4/30/41	125	90
MTN 2.88%, 10/30/30	200	170
Westpac Banking Corp. 2.67%, 11/15/35	75	56
		7,703

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (14.3%)
Airbnb, Inc. 0.00%, 3/15/26	$130	$107
Alibaba Group Holding Ltd. 2.13%, 2/9/31	200	160
Altria Group, Inc. 3.40%, 2/4/41	125	83
Amazon.com, Inc. 2.70%, 6/3/60	100	61
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 4/20/29 (c)	160	146
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 4/15/48	73	64
AT&T, Inc., 2.55%, 12/1/33	225	174
3.55%, 9/15/55	150	101
BAT Capital Corp. 2.26%, 3/25/28	275	229
Boeing Co. 3.25%, 2/1/35	150	115
BP Capital Markets PLC, Zero Coupon, 12/31/99 (f)	150	138
Celanese U.S. Holdings LLC, 6.05%, 3/15/25	25	25
6.17%, 7/15/27	250	247
Charter Communications Operating LLC/ Charter Communications Operating Capital, 2.80%, 4/1/31	150	117
3.50%, 3/1/42	300	193
Children's Health System of Texas 2.51%, 8/15/50	175	105
Comcast Corp. 1.95%, 1/15/31	200	162
Crown Castle International Corp. 3.30%, 7/1/30	150	132
CVS Health Corp. 5.05%, 3/25/48	150	135
Dell International LLC/EMC Corp. 3.45%, 12/15/51 (c)	275	169
Delta Air Lines Pass Through Trust, Series AA 3.20%, 10/25/25	150	146
Dexcom, Inc. 0.25%, 11/15/25 (g)	200	218
Dick's Sporting Goods, Inc. 4.10%, 1/15/52	250	162
DXC Technology Co. 1.80%, 9/15/26	350	305
Energy Transfer LP, 2.90%, 5/15/25	250	236
4.75%, 1/15/26	75	73
Enterprise Products Operating LLC 3.30%, 2/15/53	100	67
Galaxy Pipeline Assets Bidco Ltd. 1.75%, 9/30/27 (c)	264	245
Garda World Security Corp. 4.63%, 2/15/27 (c)	200	177
	Face Amount (000)		Value (000)
General Motors Co., 5.40%, 10/15/29		$175	$167
6.60%, 4/1/36		75	74
6.75%, 4/1/46		75	72
Georgia-Pacific LLC 2.30%, 4/30/30 (c)		175	146
Global Partners LP/GLP Finance Corp. 7.00%, 8/1/27		80	76
GLP Capital LP/GLP Financing II, Inc. 5.38%, 4/15/26		125	123
Grifols SA 2.25%, 11/15/27 (c)	EUR	200	187
HCA, Inc., 4.63%, 3/15/52 (c)		$50	39
5.25%, 6/15/49		125	107
Hyundai Capital America 1.80%, 1/10/28 (c)		250	205
Imperial Brands Finance PLC 3.13%, 7/26/24 (c)		350	335
Intel Corp. 2.80%, 8/12/41		175	123
JBS USA LUX SA/JBS USA Food Co./ JBS USA Finance, Inc. 2.50%, 1/15/27 (c)		225	197
Johns Hopkins University, Series A 2.81%, 1/1/60		145	91
Level 3 Financing, Inc. 3.40%, 3/1/27 (c)		175	148
Lions Gate Capital Holdings LLC 5.50%, 4/15/29 (c)		145	84
Lowe's Cos., Inc. 5.80%, 9/15/62		75	72
Macy's Retail Holdings LLC 5.88%, 3/15/30 (c)		80	70
Magallanes, Inc. 5.14%, 3/15/52		150	110
Matador Resources Co. 5.88%, 9/15/26		205	197
Mauser Packaging Solutions Holding Co. 7.25%, 4/15/25 (c)(g)		120	111
McLaren Health Care Corp., Series A 4.39%, 5/15/48		150	126
Medline Borrower LP 3.88%, 4/1/29 (c)		150	121
NBN Co. Ltd. 2.63%, 5/5/31 (c)		225	179
Newcastle Coal Infrastructure Group Pty Ltd. 4.40%, 9/29/27 (c)		275	237
Nissan Motor Co. Ltd. 3.04%, 9/15/23 (c)		275	269
NOVA Chemicals Corp. 4.25%, 5/15/29 (c)(g)		165	135
ONEOK, Inc., 3.10%, 3/15/30		125	105
3.40%, 9/1/29		50	43
Peloton Interactive, Inc. 0.00%, 2/15/26		235	168

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Pertamina Persero PT 2.30%, 2/9/31		$450	$365
Resorts World Las Vegas LLC/ RWLV Capital, Inc. 4.63%, 4/16/29 (c)		200	142
RingCentral, Inc. 0.00%, 3/15/26		125	99
Rockies Express Pipeline LLC 3.60%, 5/15/25 (c)		100	95
Rogers Communications, Inc. 4.55%, 3/15/52 (c)		175	136
Sealed Air Corp. 1.57%, 10/15/26 (c)		75	65
Silgan Holdings, Inc. 1.40%, 4/1/26 (c)		200	177
Splunk, Inc. 1.13%, 6/15/27		200	170
Spotify USA, Inc. 0.00%, 3/15/26		140	113
Standard Industries, Inc. 2.25%, 11/21/26 (c)	EUR	125	115
Syngenta Finance NV 4.89%, 4/24/25 (c)		$300	291
Telefonica Emisiones SA 4.10%, 3/8/27		300	285
Uber Technologies, Inc. 0.00%, 12/15/25 (g)		190	161
Var Energi ASA 7.50%, 1/15/28 (c)		200	204
Verizon Communications, Inc. 2.65%, 11/20/40		250	170
Volkswagen Group of America Finance LLC 4.75%, 11/13/28 (c)		275	267
Vontier Corp. 2.40%, 4/1/28		250	201
VTR Finance NV 6.38%, 7/15/28 (c)		200	78
Warnermedia Holdings, Inc., 4.28%, 3/15/32 (c)		175	145
5.05%, 3/15/42 (c)		100	77
Wayfair, Inc. 0.63%, 10/1/25		285	187
			11,952
Utilities (2.2%)
Duke Energy Indiana LLC 2.75%, 4/1/50		83	53
Enel Finance International NV 5.00%, 6/15/32 (c)		225	203
Entergy Louisiana LLC 1.60%, 12/15/30		125	96
Fells Point Funding Trust 3.05%, 1/31/27 (c)		250	228
Jersey Central Power & Light Co. 2.75%, 3/1/32 (c)		150	122
Mississippi Power Co. 3.95%, 3/30/28		275	258
	Face Amount (000)	Value (000)
NextEra Energy Capital Holdings, Inc. 3.00%, 1/15/52	$150	$99
Niagara Mohawk Power Corp. 2.76%, 1/10/32 (c)	300	244
Northern States Power Co. 2.90%, 3/1/50	150	103
NRG Energy, Inc. 3.88%, 2/15/32 (c)	160	121
Piedmont Natural Gas Co., Inc. 2.50%, 3/15/31	125	102
Public Service Enterprise Group, Inc. 2.45%, 11/15/31	150	120
Virginia Electric and Power Co. 2.95%, 11/15/51	125	83
		1,832
		21,487
Mortgages — Other (22.1%)
Alternative Loan Trust, 1 Month USD LIBOR + 0.36%, 4.75%, 5/25/47 (d)	70	59
5.50%, 2/25/36	5	3
6.00%, 7/25/37	37	24
PAC 5.50%, 2/25/36	2	1
6.00%, 4/25/36	11	6
Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%, 5.04%, 7/25/46 (d)	89	72
6.36%, 10/25/36	253	77
Banc of America Funding Trust, 5.25%, 7/25/37	13	13
6.00%, 7/25/37	14	11
Barclays Commercial Mortgage Trust, 0.46%, 12/15/55	2,570	103
Bayview MSR Opportunity Master Fund Trust, 3.00%, 11/25/51 (c)(d)	222	186
Brean Asset Backed Securities Trust, 1.75%, 10/25/61 (c)(d)	243	213
Class A 1.40%, 10/25/63 (c)(d)	237	203
CFMT 2021-HB7 LLC, 3.85%, 10/27/31 (c)(d)	350	320
CFMT 2022-HB8 LLC, 3.75%, 4/25/25 (c)(d)	300	259
CFMT LLC, 3.25%, 9/25/37 (c)(d)	230	180
ChaseFlex Trust, 6.00%, 2/25/37	307	126
CIM Trust, 2.50%, 7/1/51 (c)(d)	369	297
2.57%, 7/25/55 (c)	322	304
2.82%, 10/25/61 (c)	231	214
COLT 2021-RPL1 Trust, 1.67%, 9/25/61 (c)(d)	154	135
CSFB Mortgage-Backed Pass-Through Certificates, 6.50%, 11/25/35	752	169

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Eurosail-NL 2007-2 BV, 3 Month EURIBOR + 1.80%, 3.18%, 10/17/40 (d)	EUR	300	$316
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 0.15%, 11/25/55 (d)		$1,050	294
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		497	428
3.50%, 5/25/45 - 5/25/47		305	266
3.85%, 5/25/45 (c)(d)		1	1
4.00%, 5/25/45		7	6
Flagstar Mortgage Trust, 2.50%, 9/25/51 (c)(d)		371	299
FMC GMSR Issuer Trust, 3.85%, 10/25/26 (c)(d)		300	241
7.90%, 7/25/27 (c)		300	283
GCAT 2022-NQM3 Trust, 4.35%, 4/25/67 (c)(d)		501	486
GSR Mortgage Loan Trust, 5.75%, 1/25/37		76	48
Headlands Residential 2021-RPL1 LLC, 2.49%, 9/25/26 (c)(d)		350	327
Hundred Acre Wood Trust, 2.50%, 10/25/51 (c)(d)		882	709
Imperial Fund Mortgage Trust, 2.09%, 1/25/57 (c)(d)		482	406
2.49%, 2/25/67 (c)		274	238
JP Morgan Alternative Loan Trust, 6.00%, 12/25/35		32	27
JP Morgan Mortgage Trust, 3.46%, 6/25/37 (d)		26	21
6.00%, 6/25/37		4	6
Legacy Mortgage Asset Trust, 3.25%, 2/25/60 (c)		314	309
Lehman Mortgage Trust, 6.50%, 9/25/37		623	228
PMC PLS ESR Issuer LLC, 5.11%, 2/25/27 (c)		265	249
PNMAC GMSR Issuer Trust, 1 Month USD LIBOR + 2.85%, 7.24%, 2/25/23 (c)(d)		300	301
Preston Ridge Partners LLC, 1.74%, 9/25/26 (c)(d)		205	183
2.36%, 10/25/26 (c)		223	202
2.49%, 11/25/26 (c)		313	284
5.56%, 6/25/27 (c)		266	255
Preston Ridge Partners Mortgage LLC, 5.00%, 3/25/27 (c)		290	272
PRET 2022-NPL4 LLC, 6.56%, 8/25/52 (c)		278	268
RALI Trust, 6.00%, 4/25/36 - 1/25/37		22	17
Rate Mortgage Trust, 2.50%, 11/25/51 (c)(d)		521	418
Residential Asset Securitization Trust, 6.00%, 7/25/36		20	11
	Face Amount (000)		Value (000)
Sage AR Funding PLC (SGSHR) No. 1, 4.91%, 11/17/51 (c)(d)	GBP	400	$438
Seasoned Credit Risk Transfer Trust, 3.00%, 7/25/56 - 5/25/60		$3,996	3,543
4.00%, 7/25/56 (d)		165	163
4.00%, 8/25/58 - 2/25/59		334	315
4.25%, 5/25/60 (c)(d)		600	515
4.50%, 6/25/57		576	567
4.75%, 7/25/56 - 6/25/57 (c)(d)		700	640
Stanwich Mortgage Loan Co. LLC, 2.74%, 10/16/26 (c)		249	221
Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85%, 6.24%, 5/25/47 (c)(d)		890	791
TVC Mortgage Trust, 3.47%, 9/25/24 (c)		59	58
United Wholesale Mortgage Trust, 2.50%, 8/25/51 (c)(d)		468	378
UWM Mortgage Trust, 2.50%, 11/25/51 (c)(d)		343	276
VOLT CV LLC, 2.49%, 11/27/51 (c)		163	144
			18,423
Municipal Bonds (1.6%)
Chicago O'Hare International Airport, IL, O'Hare International Airport Revenue Series 2010B 6.40%, 1/1/40		115	129
City of New York, NY, Series G-1 5.97%, 3/1/36		245	263
Illinois State Toll Highway Authority, IL, Highway Revenue, Build America Bonds Series A 6.18%, 1/1/34		705	758
University of Michigan, MI, Series A 4.45%, 4/1/2122		170	138
			1,288
Sovereign (3.7%)
Australia Government Bond, 1.25%, 5/21/32	AUD	825	441
Dominican Republic International Bond, 5.88%, 1/30/60 (c)		$225	166
Ecuador Government International Bond, 1.50%, 7/31/40 (c)(h)		62	26
Egypt Government International Bond, 6.38%, 4/11/31 (c)		200	149
7.50%, 2/16/61 (c)		200	124
Export-Import Bank of India, 3.25%, 1/15/30 (c)		200	174
Hellenic Republic Government Bond, 2.00%, 4/22/27 (c)	EUR	143	144
Italy Buoni Poliennali Del Tesoro, 0.65%, 10/28/27 (c)		621	627
Ivory Coast Government International Bond, 4.88%, 1/30/32 (c)		$125	106

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Petroleos Mexicanos, 6.70%, 2/16/32		$448	$353
Philippine Government International Bond, 4.20%, 3/29/47		200	172
Republic of South Africa Government Bond, 8.25%, 3/31/32	ZAR	12,298	617
			3,099
Supranational (0.4%)
Banque Ouest Africaine de Developpement 4.70%, 10/22/31 (c)		350	300
U.S. Treasury Securities (4.5%)
U.S. Treasury Bond 1.75%, 8/15/41		5,450	3,732
Total Fixed Income Securities (Cost $92,475)			82,480
	Shares
Short-Term Investments (13.7%)
Investment Company (11.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $9,871)		9,870,744	9,871
Securities held as Collateral on Loaned Securities (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $347)		347,238	347
	Face Amount (000)
U.S. Treasury Securities (1.5%)
U.S. Treasury Bill 3.84%, 3/16/23 (i)		$833	826
U.S. Treasury Note 0.50%, 3/15/23		450	447
Total U.S. Treasury Securities (Cost $1,275)			1,273
Total Short-Term Investments (Cost $11,493)			11,491
Total Investments (112.7%) (Cost $103,858) Including $717 of Securities Loaned (j)(k)			93,971
Liabilities in Excess of Other Assets (–12.7%)			(10,588)
Net Assets (100.0%)			$83,383

@  Value is less than $500.

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at December 31, 2022.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2022.

(g)  All or a portion of this security was on loan at December 31, 2022.

(h)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2022. Maturity date disclosed is the ultimate maturity date.

(i)  Rate shown is the yield to maturity at December 31, 2022.

(j)  Securities are available for collateral in connection with purchase of securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and a swap agreement.

(k)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $103,583,000. The aggregate gross unrealized appreciation is approximately $593,000 and the aggregate gross unrealized depreciation is approximately $10,645,000, resulting in net unrealized depreciation of approximately $10,052,000.

CLO  Collateralized Loan Obligation.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2022:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$206		MXN	4,048		2/9/23	$	(—	@)
Barclays Bank PLC	AUD	677			$434		2/9/23		(28)
BNP Paribas SA	CNY	2,856			$400		2/9/23		(12)
BNP Paribas SA		$2		CAD	3		2/9/23		—	@
BNP Paribas SA		$136		CNY	942		2/9/23		—	@
BNP Paribas SA		$92		CNY	641		2/9/23		—	@
BNP Paribas SA		$91		CNY	632		2/9/23		(—	@)
Goldman Sachs International		$212		BRL	1,106		2/9/23		(4)
HSBC Bank PLC	EUR	1,886			$1,874		2/9/23		(150)
JPMorgan Chase Bank NA	SEK	1,500			$146		2/9/23		2
JPMorgan Chase Bank NA		$4		AUD	5		2/9/23		—	@
JPMorgan Chase Bank NA		$4		CAD	5		2/9/23		(—	@)
JPMorgan Chase Bank NA		$92		CNY	641		2/9/23		(—	@)
JPMorgan Chase Bank NA		$209		JPY	30,511		2/9/23		24
JPMorgan Chase Bank NA		$214		MXN	4,235		2/9/23		2
JPMorgan Chase Bank NA	ZAR	10,290			$559		2/9/23		(45)
Royal Bank of Canada	CAD	170			$126		2/9/23		1
Royal Bank of Canada		$92		EUR	87		2/9/23		1
Royal Bank of Canada		$86		JPY	11,635		2/9/23		3
Royal Bank of Canada		$345		JPY	46,541		2/9/23		11
UBS AG	CAD	551			$405		2/9/23		(2)
UBS AG	EUR	—	@		$—	@	2/9/23		(—	@)
UBS AG	GBP	674			$764		2/9/23		(52)
UBS AG		$40		EUR	38		2/9/23		1
UBS AG		$122		EUR	115		2/9/23		2
UBS AG		$10		GBP	8		2/9/23		(—	@)
									$(246)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	8	Mar-23		$800	$898	$(14)
U.S. Treasury 10 yr. Ultra Note	36	Mar-23		3,600	4,258	(11)
U.S. Treasury 5 yr. Note	46	Mar-23		4,600	4,965	(29)
U.S. Treasury Long Bond	4	Mar-23		400	501	(16)
U.S. Treasury Ultra Bond	39	Mar-23		3,900	5,238	(26)
Short:
Euro-Buxl 30 yr. Bond	1	Mar-23	EUR	(100)	(145)	26
German Euro-BTP Index	3	Mar-23		(300)	(350)	29
TSE Japanese 10 Yr. Bond Index	1	Mar-23	JPY	(100,000)	(1,108)	20
U.S. Treasury 2 yr. Note	18	Mar-23		$(3,600)	(3,691)	(1)
						$(22)

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2022:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.39	NR	Buy	5.00%	Quarterly	12/20/27	$878	$(18)	$41	$(59)

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

†  Credit rating as issued by Standard & Poor's.

NR  Not rated.

BTP  Buoni del Tesoro Poliennali.

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CNY  — Chinese Yuan Renminbi

EUR  — Euro

GBP  — British Pound

JPY  — Japanese Yen

MXN  — Mexican Peso

SEK  — Swedish Krona

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition**

Classification	Percentage of Total Investments
Mortgages — Other	19.7%
Agency Fixed Rate Mortgages	16.0
Industrials	12.8
Short-Term Investments	11.9
Other***	11.1
Commercial Mortgage-Backed Securities	10.6
Asset-Backed Securities	9.7
Finance	8.2
Total Investments	100.0	%****

**  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

***  Industries and/or investment types representing less than 5% of total investments.

*****  Does not include open long/short futures contracts with a value of approximately $21,154,000 and net unrealized depreciation of approximately $22,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $246,000. Also does not include open swap agreement with unrealized depreciation of approximately $59,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $93,750)	$83,753
Investment in Security of Affiliated Issuer, at Value (Cost $10,218)	10,218
Total Investments in Securities, at Value (Cost $103,968)	93,971
Cash	260
Foreign Currency, at Value (Cost $2)	2
Receivable for Investments Sold	1,851
Interest Receivable	579
Receivable for Variation Margin on Futures Contracts	548
Due from Broker	75
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	47
Receivable from Affiliate	32
Receivable for Fund Shares Sold	13
Due from Adviser	11
Receivable for Variation Margin on Swap Agreements	—	@
Tax Reclaim Receivable	4
Receivable from Securities Lending Income	2
Other Assets	13
Total Assets	97,408
Liabilities:
Payable for Investments Purchased	12,809
Collateral on Securities Loaned, at Value	347
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	293
Due to Broker	260
Payable for Professional Fees	72
Payable for Fund Shares Redeemed	63
Payable for Servicing Fees	49
Deferred Capital Gain Country Tax	31
Payable for Custodian Fees	16
Payable for Administration Fees	6
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	2
Other Liabilities	75
Total Liabilities	14,025
NET ASSETS	$83,383
Net Assets Consist of:
Paid-in-Capital	$96,735
Total Accumulated Loss	(13,352)
Net Assets	$83,383
CLASS I:
Net Assets	$70,482
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,339,809 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.45
CLASS II:
Net Assets	$12,901
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,501,428 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.59
(1) Including:
Securities on Loan, at Value:	$717

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$3,489
Dividends from Security of Affiliated Issuer (Note H)	139
Income from Securities Loaned — Net	8
Total Investment Income	3,636
Expenses:
Advisory Fees (Note B)	332
Professional Fees	175
Servicing Fees (Note D)	123
Administration Fees (Note C)	71
Custodian Fees (Note G)	47
Shareholder Reporting Fees	43
Pricing Fees	42
Distribution Fees — Class II Shares (Note E)	36
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	6
Other Expenses	22
Total Expenses	908
Waiver of Advisory Fees (Note B)	(297)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	601
Net Investment Income	3,035
Realized Gain (Loss):
Investments Sold	(3,780)
Foreign Currency Forward Exchange Contracts	615
Foreign Currency Translation	(4)
Futures Contracts	(2,879)
Swap Agreements	29
Net Realized Loss	(6,019)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $2)	(10,980)
Foreign Currency Forward Exchange Contracts	(241)
Foreign Currency Translation	2
Futures Contracts	(51)
Swap Agreements	(59)
Net Change in Unrealized Appreciation (Depreciation)	(11,329)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(17,348)
Net Decrease in Net Assets Resulting from Operations	$(14,313)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,035	$3,165
Net Realized Gain (Loss)	(6,019)	1,853
Net Change in Unrealized Appreciation (Depreciation)	(11,329)	(6,061)
Net Decrease in Net Assets Resulting from Operations	(14,313)	(1,043)
Dividends and Distributions to Shareholders:
Class I	(4,090)	(8,987)
Class II	(657)	(1,617)
Total Dividends and Distributions to Shareholders	(4,747)	(10,604)
Capital Share Transactions:(1)
Class I:
Subscribed	12,715	18,715
Distributions Reinvested	4,090	8,987
Redeemed	(15,846)	(19,863)
Class II:
Subscribed	1,115	13,539
Distributions Reinvested	657	1,617
Redeemed	(2,543)	(90,146)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	188	(67,151)
Total Decrease in Net Assets	(18,872)	(78,798)
Net Assets:
Beginning of Period	102,255	181,053
End of Period	$83,383	$102,255
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,435	1,680
Shares Issued on Distributions Reinvested	467	855
Shares Redeemed	(1,732)	(1,788)
Net Increase in Class I Shares Outstanding	170	747
Class II:
Shares Subscribed	118	1,183
Shares Issued on Distributions Reinvested	74	152
Shares Redeemed	(272)	(7,806)
Net Decrease in Class II Shares Outstanding	(80)	(6,471)

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$10.47		$11.72		$11.31		$10.63		$10.98
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.32		0.26		0.28		0.35		0.34
Net Realized and Unrealized Gain (Loss)	(1.80)		(0.29)		0.58		0.79		(0.41)
Total from Investment Operations	(1.48)		(0.03)		0.86		1.14		(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.46)		(0.33)		(0.46)		(0.28)
Net Realized Gain	(0.17)		(0.76)		(0.12)		—		—
Total Distributions	(0.54)		(1.22)		(0.45)		(0.46)		(0.28)
Net Asset Value, End of Period	$8.45		$10.47		$11.72		$11.31		$10.63
Total Return(2)	(14.33)%		(0.32)%		7.80%		10.88	%(3)	(0.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$70,482		$85,556		$86,993		$92,157		$70,476
Ratio of Expenses Before Expense Limitation	0.98%		0.82%		0.75%		0.77%		0.76%
Ratio of Expenses After Expense Limitation	0.64	%(4)	0.67	%(4)(5)	0.68	%(4)	0.69	%(4)	0.68	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.68	%(4)	N/A		N/A
Ratio of Net Investment Income	3.47	%(4)	2.35	%(4)	2.47	%(4)	3.16	%(4)	3.12	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	272%		399%		296%		231%		220%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.78%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.65% for Class I shares. Prior to July 1, 2021, the maximum ratio was 0.70% for Class I shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Core Plus Fixed Income Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$10.56		$11.68		$11.27		$10.59		$10.94
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.30		0.24		0.25		0.32		0.31
Net Realized and Unrealized Gain (Loss)	(1.82)		(0.30)		0.58		0.79		(0.41)
Total from Investment Operations	(1.52)		(0.06)		0.83		1.11		(0.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.30)		(0.30)		(0.43)		(0.25)
Net Realized Gain	(0.17)		(0.76)		(0.12)		—		—
Total Distributions	(0.45)		(1.06)		(0.42)		(0.43)		(0.25)
Net Asset Value, End of Period	$8.59		$10.56		$11.68		$11.27		$10.59
Total Return(2)	(14.58)%		(0.54)%		7.55%		10.61	%(3)	(0.91)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,901		$16,699		$94,060		$95,952		$91,733
Ratio of Expenses Before Expense Limitation	1.23%		1.07%		1.00%		1.02%		1.01%
Ratio of Expenses After Expense Limitation	0.89	%(4)	0.92	%(4)(5)	0.93	%(4)	0.94	%(4)	0.93	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.93	%(4)	N/A		N/A
Ratio of Net Investment Income	3.21	%(4)	2.10	%(4)	2.22	%(4)	2.91	%(4)	2.87	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	272%		399%		296%		231%		220%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Performance was positively impacted by approximately 0.10% due to the receipt of proceeds from the settlement of class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class II shares would have been approximately 10.51%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class II shares. Prior to July 1, 2021, the maximum ratio was 0.95% for Class II shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$10	$—	$10
Agency Fixed Rate Mortgages	—	14,955	—	14,955
Asset-Backed Securities	—	9,137	—	9,137
Collateralized Mortgage Obligations - Agency Collateral Series	—	144	—	144
Commercial Mortgage- Backed Securities	—	9,905	—	9,905
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (Cont'd)
Corporate Bonds	$—	$21,487	$—	$21,487
Mortgages - Other	—	18,423	—	18,423
Municipal Bonds	—	1,288	—	1,288
Sovereign	—	3,099	—	3,099
Supranational	—	300	—	300
U.S. Treasury Securities	—	3,732	—	3,732
Total Fixed Income Securities	—	82,480	—	82,480
Short-Term Investments
Investment Company	10,218	—	—	10,218
U.S. Treasury Securities	—	1,273	—	1,273
Total Short-Term Investments	10,218	1,273	—	11,491
Foreign Currency Forward Exchange Contracts	—	47	—	47
Futures Contracts	75	—	—	75
Total Assets	10,293	83,800	—	94,093
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(293)	—	(293)
Futures Contracts	(97)	—	—	(97)
Credit Default Swap Agreement	—	(59)	—	(59)
Total Liabilities	(97)	(352)	—	(449)
Total	$10,196	$83,448	$—	$93,644

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between
21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$47
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	75	(a)
Total			$122

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(293)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(97	)(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	(59	)(a)
Total			$(449)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$615
Interest Rate Risk	Futures Contracts	(2,879)
Credit Risk	Swap Agreement	29
Total		$(2,235)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(241)
Interest Rate Risk	Futures Contracts	(51)
Credit Risk	Swap Agreement	(59)
Total		$(351)

At December 31, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$47	$(293)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$—	@	$	(— @)	$—	$0
JPMorgan Chase Bank NA	28			(28)	—	0
Royal Bank of Canada	16			—	—	16
UBS AG	3			(3)	—	0
Total	$47			$(31)	$—	$16

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$—	$—	$—	@
Barclays Bank PLC	28		—	—	28
BNP Paribas SA	12		(— @)	—	12
Goldman sachs International	4		—	—	4
HSBC Bank PLC	150		—	—	150
JPMorgan Chase Bank NA	45		(28)	—	17
UBS AG	54		(3)	—	51
Total	$293		$(31)	$—	$262

@  Amount is less than $500.

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$7,673,000
Futures Contracts:
Average monthly notional value	$30,815,000
Swap Agreements:
Average monthly notional amount	$771,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$717	(d)	$—	$(717	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $347,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $384,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$347	$—	$—	$—	$347
Total Borrowings	$347	$—	$—	$—	$347
Gross amount of recognized liabilities for securities lending transactions					$347

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.30%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.03% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares and 0.90% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $297,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $22,293,000 and $34,653,000, respectively. For the year ended December 31, 2022, purchases and sales of long-term U.S. Government securities were approximately $214,407,000 and $205,670,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$8,555	$70,717	$69,054	$139
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$10,218

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,240	$1,507	$8,540	$2,064

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,403	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,155,000 and 3,555,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.4%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

N. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022.

The Fund designated and paid approximately $1,507,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

35

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

36

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCPFIANN
5435930 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Discovery Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Director and Officer Information	28

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Discovery Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$861.00	$1,020.47	$4.41	$4.79	0.94%
Discovery Portfolio Class II	1,000.00	860.90	1,019.96	4.88	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –62.96%, net of fees, and –62.97%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned –26.72%.

Factors Affecting Performance

•  Stubbornly high inflation, rapidly rising interest rates and moderating economic growth were significant headwinds to U.S. equity performance in 2022. The Russia-Ukraine war and China's widespread COVID-19 lockdowns worsened supply chain bottlenecks and drove food and energy prices higher. The U.S. Federal Reserve and other central banks around the world responded with larger-than-normal interest rate increases to bring inflation down, compounding economic uncertainty and contributing to elevated volatility in stock and bond markets. While tightening financial conditions helped slow some segments of the economy and inflation appeared to be receding from peak levels, the jobs market remained resilient and inflation rates were still historically high at year-end, setting up expectations for additional interest rate hikes in 2023.

•  Mid-cap growth equities, as measured by the Index, declined over the 12-month period. Outside of the energy sector's significant outperformance and a small positive return from utilities, all other Index sectors had negative performance in the year. Communication services, information technology and consumer discretionary were the bottom performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the

Index in this reporting period due to unfavorable stock selection; sector allocations also detracted to a lesser extent.

•  Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic continued to weigh on market sentiment, contributing to greater volatility and a continued aversion towards high growth equities. We believe this rotation away from high growth equities remains driven primarily by non-fundamental factors. Fundamentals across portfolio holdings have largely remained healthy and in line with our expectations. Despite market volatility, we continue to find many high quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets, and multiple competitive advantages. We believe today's market offers an attractive opportunity to buy unique companies with strong fundamentals that can be long-term winners over the next three to five years. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own.

•  Information technology was by far the top detractor in the portfolio this period, due to mixed stock selection. A technology company specializing in consumer buy-now-pay-later point of sale financing and payment processing, was the largest detractor within the sector and across the whole portfolio. Its shares languished due to concerns about a tougher funding environment and macroeconomic weakness resulting in potentially greater consumer delinquencies and loan losses.

•  The portfolio's stock selection in and sector allocations to most other sectors detracted as well; stock selection in consumer discretionary, health care and financials, and an overweight to communication services were also among the largest detractors from relative results. Nearly all sectors detracted over the period; however, this was modestly offset by the positive impact of an average overweight in health care and average underweight in consumer discretionary. Utilities — a sector the portfolio has no exposure to — had a negligible impact on relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2022
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–62.96%	5.20%	7.96%	6.26%
Russell Midcap® Growth Index	–26.72	7.64	11.41	7.91
Fund – Class II(4)	–62.97	5.10	7.87	9.40
Russell Midcap® Growth Index	–26.72	7.64	11.41	10.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Biotechnology (0.8%)
Intellia Therapeutics, Inc. (a)	13,526	$472
ProKidney Corp. (a)	79,084	542
		1,014
Chemicals (0.4%)
Ginkgo Bioworks Holdings, Inc. (a)	278,871	471
Commercial Services & Supplies (0.1%)
Aurora Innovation, Inc. (a)	129,934	157
Consumer Finance (0.5%)
Upstart Holdings, Inc. (a)(b)	48,161	637
Entertainment (4.5%)
ROBLOX Corp., Class A (a)	192,414	5,476
Health Care Providers & Services (7.1%)
Agilon Health, Inc. (a)	486,061	7,845
Guardant Health, Inc. (a)	29,849	812
		8,657
Health Care Technology (5.7%)
Doximity, Inc., Class A (a)	205,707	6,904
Information Technology Services (23.1%)
Adyen NV (Netherlands) (a)	5,297	7,353
Affirm Holdings, Inc. (a)	263,694	2,550
Cloudflare, Inc., Class A (a)	172,869	7,815
Shopify, Inc., Class A (Canada) (a)	63,200	2,194
Snowflake, Inc., Class A (a)	57,529	8,258
		28,170
Interactive Media & Services (4.5%)
ZoomInfo Technologies, Inc., Class A (a)	183,645	5,530
Internet & Direct Marketing Retail (14.4%)
Chewy, Inc., Class A (a)	145,505	5,395
Coupang, Inc. (a)	199,556	2,936
DoorDash, Inc., Class A (a)	112,354	5,485
Global-e Online Ltd. (Israel) (a)	123,679	2,553
Wayfair, Inc., Class A (a)	35,495	1,167
		17,536
Leisure Products (1.6%)
Peloton Interactive, Inc., Class A (a)	242,392	1,925
Life Sciences Tools & Services (3.2%)
10X Genomics, Inc., Class A (a)	58,761	2,141
Illumina, Inc. (a)	8,561	1,731
		3,872
Media (6.1%)
Trade Desk, Inc., Class A (a)	166,733	7,475
Pharmaceuticals (7.2%)
Royalty Pharma PLC, Class A (United Kingdom)	222,569	8,796
Road & Rail (2.1%)
Grab Holdings Ltd., Class A (Singapore) (a)	788,239	2,538
	Shares	Value (000)
Software (13.3%)
Bill.Com Holdings, Inc. (a)	58,027	$6,323
Datadog, Inc., Class A (a)	79,685	5,857
Gitlab, Inc., Class A (a)	45,218	2,055
MicroStrategy, Inc., Class A (a)(b)	2,554	361
Samsara, Inc., Class A (a)	124,865	1,552
		16,148
Specialty Retail (0.3%)
Carvana Co. (a)	81,123	384
Total Common Stocks (Cost $209,073)		115,690
Preferred Stock (1.6%)
Software (1.6%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $2,666; acquired 8/31/21)	36,279	1,996
Investment Company (0.6%)
Grayscale Bitcoin Trust (a) (Cost $3,877)	87,968	729
	No. of Warrants
Warrant (0.0%) (e)
Chemicals (0.0%) (e)
Ginkgo Bioworks Holdings, Inc. expires 12/31/27 (a) (Cost $55)	16,415	3
	Shares
Short-Term Investments (3.9%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	848,924	849
	Face Amount (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (4.27%, dated 12/30/22, due 1/3/23; proceeds $79; fully collateralized by a U.S. Government obligation; 4.38% due 5/15/41; valued at $80)	$79	79
Merrill Lynch & Co., Inc., (4.25%, dated 12/30/22, due 1/3/23; proceeds $79; fully collateralized by a U.S. Government obligation; 1.50% due 2/15/25; valued at $80)	79	79
		158
Total Securities held as Collateral on Loaned Securities (Cost $1,007)		1,007

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Shares	Value (000)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $3,722)	3,722,212	$3,722
Total Short-Term Investments (Cost $4,729)		4,729
Total Investments Excluding Purchased Options (101.0%) (Cost $220,400)		123,147
Total Purchased Options Outstanding (0.2%) (Cost $342)		218
Total Investments (101.2%) (Cost $220,742) Including $998 of Securities Loaned (f)(g)(h)		123,365
Liabilities in Excess of Other Assets (–1.2%)		(1,438)
Net Assets (100.0%)		$121,927

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2022.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2022 amounts to $1,996,000 and represents 1.6% of net assets.

(d)  At December 31, 2022, the Fund held a fair valued security at approximately $1,996,000, representing 1.6% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Amount is less than 0.05%.

(f)  The approximate fair value and percentage of net assets, $7,353,000 and 6.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(g)  Securities are available for collateral in connection with purchased options.

(h)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $225,590,000. The aggregate gross unrealized appreciation is approximately $4,405,000 and the aggregate gross unrealized depreciation is approximately $106,609,000, resulting in net unrealized depreciation of approximately $102,204,000.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2022:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Goldman Sachs International	USD/CNH	CNH	7.87	Oct-23	291,150	$291	$1	$2	$(1)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.53	Jul-23	34,360,212	34,360	99	170	(71)
Standard Chartered Bank	USD/CNH	CNH	7.57	Aug-23	38,083,157	38,083	118	170	(52)
							$218	$342	$(124)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	23.1%
Others**	21.7
Software	14.8
Internet & Direct Marketing Retail	14.4
Pharmaceuticals	7.2
Health Care Providers & Services	7.1
Media	6.1
Health Care Technology	5.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $216,171)	$118,794
Investment in Security of Affiliated Issuer, at Value (Cost $4,571)	4,571
Total Investments in Securities, at Value (Cost $220,742)	123,365
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	648
Receivable from Securities Lending Income	51
Receivable for Investments Sold	42
Receivable from Affiliate	12
Other Assets	15
Total Assets	124,134
Liabilities:
Collateral on Securities Loaned, at Value	1,007
Due to Broker	650
Payable for Investments Purchased	226
Payable for Advisory Fees	140
Payable for Professional Fees	75
Payable for Servicing Fees	38
Payable for Fund Shares Redeemed	12
Payable for Administration Fees	9
Payable for Distribution Fees — Class II Shares	9
Payable for Custodian Fees	6
Payable for Transfer Agency Fees	2
Other Liabilities	33
Total Liabilities	2,207
NET ASSETS	$121,927
Net Assets Consist of:
Paid-in-Capital	$318,203
Total Accumulated Loss	(196,276)
Net Assets	$121,927
CLASS I:
Net Assets	$22,330
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,031,517 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$3.18
CLASS II:
Net Assets	$99,597
Net Asset Value, Offering and Redemption Price Per Share Applicable to 35,505,749 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$2.81
(1) Including:
Securities on Loan, at Value:	$998

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Discovery Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Income from Securities Loaned — Net	$233
Dividends from Securities of Unaffiliated Issuers	167
Dividends from Security of Affiliated Issuer (Note H)	65
Total Investment Income	465
Expenses:
Advisory Fees (Note B)	1,352
Distribution Fees — Class II Shares (Note E)	370
Servicing Fees (Note D)	277
Professional Fees	171
Administration Fees (Note C)	144
Shareholder Reporting Fees	75
Custodian Fees (Note G)	11
Transfer Agency Fees (Note F)	10
Directors' Fees and Expenses	7
Pricing Fees	4
Other Expenses	23
Total Expenses	2,444
Waiver of Advisory Fees (Note B)	(361)
Waiver of Distribution Fees — Class II Shares (Note E)	(222)
Rebate from Morgan Stanley Affiliate (Note H)	(10)
Net Expenses	1,851
Net Investment Loss	(1,386)
Realized Gain (Loss):
Investments Sold	(97,683)
Foreign Currency Translation	3
Net Realized Loss	(97,680)
Change in Unrealized Appreciation (Depreciation):
Investments	(104,558)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(104,558)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(202,238)
Net Decrease in Net Assets Resulting from Operations	$(203,624)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,386)	$(3,379)
Net Realized Gain (Loss)	(97,680)	87,816
Net Change in Unrealized Appreciation (Depreciation)	(104,558)	(124,504)
Net Decrease in Net Assets Resulting from Operations	(203,624)	(40,067)
Dividends and Distributions to Shareholders:
Class I	(13,903)	(23,695)
Class II	(69,217)	(124,612)
Total Dividends and Distributions to Shareholders	(83,120)	(148,307)
Capital Share Transactions:(1)
Class I:
Subscribed	23,666	19,984
Distributions Reinvested	13,903	23,695
Redeemed	(21,791)	(25,575)
Class II:
Subscribed	21,019	32,347
Distributions Reinvested	69,217	124,612
Redeemed	(20,660)	(64,212)
Net Increase in Net Assets Resulting from Capital Share Transactions	85,354	110,851
Total Decrease in Net Assets	(201,390)	(77,523)
Net Assets:
Beginning of Period	323,317	400,840
End of Period	$121,927	$323,317
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,170	837
Shares Issued on Distributions Reinvested	3,433	1,162
Shares Redeemed	(2,867)	(1,019)
Net Increase in Class I Shares Outstanding	3,736	980
Class II:
Shares Subscribed	3,325	1,279
Shares Issued on Distributions Reinvested	19,334	6,487
Shares Redeemed	(3,806)	(2,819)
Net Increase in Class II Shares Outstanding	18,853	4,947

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$17.04		$29.50		$13.05		$10.71		$12.10
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.19)		(0.17)		(0.07)		(0.08)
Net Realized and Unrealized Gain (Loss)	(9.83)		(1.27)		18.96		4.45		1.69
Total from Investment Operations	(9.87)		(1.46)		18.79		4.38		1.61
Distributions from and/or in Excess of:
Net Realized Gain	(3.99)		(11.00)		(2.34)		(2.04)		(3.00)
Net Asset Value, End of Period	$3.18		$17.04		$29.50		$13.05		$10.71
Total Return(3)	(62.96)%		(11.06)%		152.30%		40.11%		10.65%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,330		$56,135		$68,299		$30,739		$27,630
Ratio of Expenses Before Expense Limitation	1.15%		1.06%		1.08%		1.11%		1.15%
Ratio of Expenses After Expense Limitation	0.94	%(4)	0.95	%(4)	0.95	%(4)	0.94	%(4)	0.94	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.95	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.68	)%(4)	(0.78	)%(4)	(0.86	)%(4)	(0.49	)%(4)	(0.59	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	49%		95%		112%		101%		89%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$16.04		$28.41		$12.63		$10.42		$11.85
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.20)		(0.18)		(0.08)		(0.09)
Net Realized and Unrealized Gain (Loss)	(9.20)		(1.17)		18.30		4.33		1.66
Total from Investment Operations	(9.24)		(1.37)		18.12		4.25		1.57
Distributions from and/or in Excess of:
Net Realized Gain	(3.99)		(11.00)		(2.34)		(2.04)		(3.00)
Net Asset Value, End of Period	$2.81		$16.04		$28.41		$12.63		$10.42
Total Return(3)	(62.97)%		(11.19)%		152.04%		39.97%		10.53%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,597		$267,182		$332,541		$133,224		$100,030
Ratio of Expenses Before Expense Limitation	1.40%		1.31%		1.33%		1.36%		1.40%
Ratio of Expenses After Expense Limitation	1.04	%(4)	1.05	%(4)	1.05	%(4)	1.04	%(4)	1.04	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.05	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss	(0.78	)%(4)	(0.88	)%(4)	(0.96	)%(4)	(0.59	)%(4)	(0.69	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(5)	0.00	%(5)	0.01%		0.01%
Portfolio Turnover Rate	49%		95%		112%		101%		89%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying consolidated financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective April 5, 2021, the Fund suspended offering of Class I and Class II shares to new investors. On March 15, 2022, the Fund recommenced offering Class I and Class II shares to new investors.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2022, the Subsidiary represented approximately $908,000 or approximately 0.74% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. At this time, management is currently evaluating the impact of ASU 2022-03.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$1,014	$—	$—	$1,014
Chemicals	471	—	—	471
Commercial Services & Supplies	157	—	—	157
Consumer Finance	637	—	—	637
Entertainment	5,476	—	—	5,476
Health Care Providers & Services	8,657	—	—	8,657
Health Care Technology	6,904	—	—	6,904
Information Technology Services	20,817	7,353	—	28,170
Interactive Media & Services	5,530	—	—	5,530
Internet & Direct Marketing Retail	17,536	—	—	17,536
Leisure Products	1,925	—	—	1,925
Life Sciences Tools & Services	3,872	—	—	3,872
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Media	$7,475	$—	$—	$7,475
Pharmaceuticals	8,796	—	—	8,796
Road & Rail	2,538	—	—	2,538
Software	16,148	—	—	16,148
Specialty Retail	384	—	—	384
Total Common Stocks	108,337	7,353	—	115,690
Preferred Stock
Software	—	—	1,996	1,996
Investment Company	729	—	—	729
Warrant	3	—	—	3
Call Options Purchased	—	218	—	218
Short-Term Investments
Investment Company	4,571	—	—	4,571
Repurchase Agreements	—	158	—	158
Total Short-Term Investments	4,571	158	—	4,729
Total Assets	$113,640	$7,729	$1,996	$123,365

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stock (000)
Beginning Balance	$2,729
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(733)
Realized gains (losses)	—
Ending Balance	$1,996
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$(733)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2022:

	Fair Value at December 31, 2022 (000)	Valuation Technique	Unobservable Input	Amount*		Impact to Valuation from an Increase in Input**
Preferred Stock	$1,996	Discounted Cash Flow	Weighted Average Cost of Capital	14.0%		Decrease
			Perpetual Growth Rate	3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	12.8	x	Increase
			Discount for Lack of Marketability	15.0%		Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity.

As of December 31, 2022, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$218	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,749	)(b)

(b)  Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$1,398	(c)

(c)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$218	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$1	$—	$(1)	$0
JP Morgan Chase Bank	99	—	(99)	0
Standard Chartered Bank	118	—	(118)	0
Total	$218	$—	$(218)	$0

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	190,459,000
Derivative Contract — PIPE:
Average monthly notional amount	$395,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$998	(f)	$—	$(998	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $1,007,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,007	$—	$—	$—	$1,007
Total Borrowings	$1,007	$—	$—	$—	$1,007
Gross amount of recognized liabilities for securities lending transactions					$1,007

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $361,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2022, this waiver amounted to approximately $222,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $106,588,000 and $86,579,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $10,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$24,583	$47,844	$67,856	$65
Affiliated Investment Company (cont'd)	Realized Gain(Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$4,571

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,485	$77,635	$32,577	$115,730

The amount and character of income and gains to be distributed are determined in accordance with income tax regula-

tions which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2022:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$3,131	$(3,131)

At December 31, 2022, the Fund had no distributable earnings on a tax basis.

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $39,808,000 and 54,246,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.1%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022.

The Fund designated and paid approximately $77,635,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
5435887 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
Federal Tax Notice	31
Director and Officer Information	32

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,039.20	$1,019.66	$5.65	$5.60	1.10%
Emerging Markets Debt Portfolio Class II	1,000.00	1,038.90	1,019.41	5.91	5.85	1.15

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –18.74%, net of fees, and –18.81%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned –17.78%.

Factors Affecting Performance

•  Emerging markets (EM) debt assets posted negative returns over the one-year period ended December 31, 2022 (as measured by the Index). Credit spreads widened for most of the period due to uncertainty in the macroeconomic environment. Spreads began to tighten in the last few months of the year as growth expectations for EM generally increased, fundamentals improved and inflation appeared to have peaked in many EM countries.

•  In the 12-month period, bonds from countries in the Middle East and Latin America led the way, while those from Asia, Africa and Eastern Europe lagged the Index. In particular, bonds from Turkey, Oman and Bahrain outperformed the Index the most, while bonds from Ukraine, Ghana and Pakistan lagged.

•  For the Fund, overweight positions in Iraq, Venezuela and Benin added to relative performance in the year overall. Security selection was additive to relative returns, particularly in Russia, Sri Lanka and Belarus. Conversely, overall positioning in Sri Lanka (despite favorable security selection) and Zambia detracted from relative performance, as did security selection in Ukraine and Mexico.

•  Derivatives did not have a major impact on performance and were primarily used to adjust duration exposure via U.S. and German bond futures, and to adjust currency exposure in the select instances where the Fund took non-U.S. dollar exposure.

Management Strategies

•  Following the strong rally to close out the year, we believe there is additional value to be gained from EM debt in 2023. While commodity prices are off their recent highs, potentially supporting lower inflation, they are still high relative to the past decade and should also continue to support commodity export countries. Fundamentals continue to improve, technicals are turning positive and valuations remain compelling, in our view. China's move away from a zero-COVID policy and its announcement of substantial support for the property sector will likely support growth and likely flow through to the broader EM debt market. We continue to place emphasis on differentiation among countries and credits and evaluate all opportunities from the bottom up.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Diversified Index(1) and the Emerging Markets Debt Blended Index(2)

	Period Ended December 31, 2022
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–18.74%	–2.23%	0.06%	5.14%
J.P. Morgan Emerging Markets Bond Global Diversified Index	–17.78	–1.31	1.59	6.63
Emerging Markets Debt Blended Index	–17.78	–1.49	1.10	6.38
Fund – Class II(5)	–18.81	–2.27	0.02	5.37
J.P. Morgan Emerging Markets Bond Global Diversified Index	–17.78	–1.31	1.59	6.21
Emerging Markets Debt Blended Index	–17.78	–1.49	1.10	6.22

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Emerging Markets Debts Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 16, 1997.

(5)  Commenced offering on December 19, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (89.4%)
Albania (0.1%)
Sovereign (0.1%)
Albania Government International Bond, 3.50%, 10/9/25	EUR	109	$109
Angola (0.7%)
Sovereign (0.7%)
Angolan Government International Bond, 8.00%, 11/26/29		$495	436
8.00%, 11/26/29 (a)		300	264
			700
Argentina (0.8%)
Sovereign (0.8%)
Argentine Republic Government International Bond, 3.50%, 7/9/41 (b)		890	253
Province of Salta, 8.50%, 12/1/27		108	76
Provincia de Cordoba, 6.88%, 12/10/25		645	523
			852
Armenia (0.6%)
Corporate Bond (0.4%)
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25		460	439
Sovereign (0.2%)
Republic of Armenia International Bond, 3.60%, 2/2/31		250	200
			639
Azerbaijan (0.4%)
Sovereign (0.4%)
Republic of Azerbaijan International Bond, 3.50%, 9/1/32		550	460
Bahrain (0.9%)
Sovereign (0.9%)
Bahrain Government International Bond, 7.50%, 9/20/47		1,020	920
Barbados (1.5%)
Sovereign (1.5%)
Barbados Government International Bond, 6.50%, 10/1/29		1,660	1,547
Benin (1.9%)
Sovereign (1.9%)
Benin Government International Bond, 4.88%, 1/19/32	EUR	764	638
4.95%, 1/22/35		1,600	1,251
6.88%, 1/19/52		110	86
			1,975
Brazil (3.2%)
Corporate Bonds (3.0%)
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)		$360	307
Coruripe Netherlands BV, 10.00%, 2/10/27		600	481
	Face Amount (000)	Value (000)
Gol Finance SA, 8.00%, 6/30/26	$671	$400
Guara Norte Sarl, 5.20%, 6/15/34	629	533
Hidrovias International Finance Sarl, 4.95%, 2/8/31	580	430
MC Brazil Downstream Trading Sarl, 7.25%, 6/30/31	680	562
Natura & Co Luxembourg Holdings Sarl, 6.00%, 4/19/29 (a)	350	307
Suzano Austria GmbH, 3.75%, 1/15/31	175	147
		3,167
Sovereign (0.2%)
Brazilian Government International Bond, 3.88%, 6/12/30 (c)	200	174
		3,341
Burkina Faso (0.7%)
Corporate Bond (0.7%)
Endeavour Mining PLC, 5.00%, 10/14/26	880	758
Chile (2.7%)
Corporate Bonds (2.7%)
AES Andes SA, 7.13%, 3/26/79	400	381
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, 4.05%, 4/27/26	223	197
Latam Airlines Group SA, 13.38%, 10/15/27 (a)	490	498
Liberty Latin America Ltd., 2.00%, 7/15/24	815	727
Mercury Chile Holdco LLC, 6.50%, 1/24/27	400	384
VTR Comunicaciones SpA, 4.38%, 4/15/29	434	255
5.13%, 1/15/28	566	352
		2,794
China (3.7%)
Corporate Bonds (0.5%)
KWG Group Holdings Ltd., 7.88%, 8/30/24	300	143
Shimao Group Holdings Ltd., 5.60%, 7/15/26	660	126
Sunac China Holdings Ltd., 8.35%, 4/19/23	740	163
Times China Holdings Ltd., 5.55%, 6/4/24	330	64
6.75%, 7/16/23	280	62
		558
Sovereign (3.2%)
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42	390	364
Sinopec Group Overseas Development 2018 Ltd., 2.95%, 11/12/29 (a)	1,600	1,439

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 6/10/25		$750	$729
3.70%, 6/10/25 (a)		838	815
			3,347
			3,680
Colombia (0.8%)
Corporate Bond (0.2%)
Canacol Energy Ltd., 5.75%, 11/24/28		206	182
Sovereign (0.6%)
Colombia Government International Bond, 3.00%, 1/30/30		400	307
5.00%, 6/15/45		500	342
			649
			831
Costa Rica (0.4%)
Sovereign (0.4%)
Costa Rica Government International Bond, 6.13%, 2/19/31 (a)		380	370
Dominican Republic (3.2%)
Sovereign (3.2%)
Dominican Republic International Bond, 5.30%, 1/21/41 (a)		400	310
5.50%, 2/22/29 (a)		350	323
5.88%, 1/30/60 (a)		760	560
6.00%, 7/19/28 (a)		570	552
6.85%, 1/27/45 (a)		740	645
6.88%, 1/29/26		500	506
7.45%, 4/30/44 (a)		500	468
			3,364
Ecuador (1.8%)
Sovereign (1.8%)
Ecuador Government International Bond, 0.00%, 7/31/30 (a)		273	108
1.50%, 7/31/40 (b)		265	109
1.50%, 7/31/40 (a)(b)		1,126	464
2.50%, 7/31/35 (b)		440	205
2.50%, 7/31/35 (a)(b)		1,107	514
5.50%, 7/31/30 (a)(b)		787	510
			1,910
Egypt (2.7%)
Sovereign (2.7%)
Egypt Government International Bond, 5.25%, 10/6/25 (a)		200	180
6.38%, 4/11/31 (a)	EUR	500	374
7.50%, 2/16/61 (a)		$770	478
8.15%, 11/20/59 (a)		1,500	986
8.88%, 5/29/50		750	510
8.88%, 5/29/50 (a)		340	231
			2,759
	Face Amount (000)	Value (000)
El Salvador (1.4%)
Sovereign (1.4%)
El Salvador Government International Bond, 6.38%, 1/18/27	$1,141	$511
7.75%, 1/24/23	824	807
8.63%, 2/28/29 (a)	370	165
		1,483
Ethiopia (0.5%)
Sovereign (0.5%)
Ethiopia International Bond, 6.63%, 12/11/24	830	521
Gabon (1.1%)
Sovereign (1.1%)
Gabon Government International Bond, 6.95%, 6/16/25 (a)	610	579
7.00%, 11/24/31	650	535
		1,114
Ghana (0.7%)
Corporate Bond (0.7%)
Puma International Financing SA, 5.13%, 10/6/24	780	733
Guatemala (0.5%)
Sovereign (0.5%)
Guatemala Government Bond, 4.65%, 10/7/41 (a)	310	251
6.13%, 6/1/50 (a)	320	302
		553
Honduras (1.8%)
Sovereign (1.8%)
Honduras Government International Bond, 5.63%, 6/24/30	500	403
5.63%, 6/24/30 (a)	180	145
6.25%, 1/19/27	1,514	1,340
		1,888
Hungary (1.0%)
Sovereign (1.0%)
Hungary Government International Bond, 5.38%, 3/25/24	750	751
7.63%, 3/29/41	220	241
		992
India (2.9%)
Corporate Bonds (1.4%)
JSW Infrastructure Ltd., 4.95%, 1/21/29	780	665
Network i2i Ltd., 5.65%, 1/15/25 (d)	276	264
Vedanta Resources Finance II PLC, 13.88%, 1/21/24	550	480
		1,409
Sovereign (1.5%)
Export-Import Bank of India, 3.25%, 1/15/30	890	773
3.38%, 8/5/26 (a)	790	741
		1,514
		2,923

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Indonesia (6.0%)
Corporate Bonds (1.6%)
Alam Sutera Realty Tbk PT, 6.50% Cash, 4.50% PIK, 11/2/25 (g)		$1,450	$972
Minejesa Capital BV, 4.63%, 8/10/30		751	661
			1,633
Sovereign (4.4%)
Indonesia Government International Bond, 3.55%, 3/31/32		800	724
3.85%, 7/18/27		400	387
4.13%, 1/15/25		800	794
4.45%, 4/15/70		560	474
4.65%, 9/20/32		400	392
6.75%, 1/15/44		640	719
Pertamina Persero PT, 4.30%, 5/20/23		800	794
6.50%, 11/7/48 (a)		300	302
			4,586
			6,219
Iraq (2.2%)
Sovereign (2.2%)
Iraq International Bond, 5.80%, 1/15/28		2,524	2,333
Ivory Coast (0.4%)
Sovereign (0.4%)
Ivory Coast Government International Bond, 4.88%, 1/30/32	EUR	400	339
6.63%, 3/22/48		100	76
			415
Jamaica (1.0%)
Corporate Bond (1.0%)
Digicel International Finance Ltd./ Digicel International Holdings Ltd., 8.75%, 5/25/24		$1,267	1,092
Jordan (0.7%)
Sovereign (0.7%)
Jordan Government International Bond, 7.38%, 10/10/47 (a)		840	725
Kazakhstan (0.8%)
Sovereign (0.8%)
Kazakhstan Government International Bond, 6.50%, 7/21/45		800	836
Kenya (0.5%)
Sovereign (0.5%)
Kenya Government International Bond, 8.00%, 5/22/32 (a)		250	214
Republic of Kenya Government International Bond, 7.25%, 2/28/28		370	326
			540
	Face Amount (000)		Value (000)
Lebanon (0.2%)
Sovereign (0.2%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29 (e)(f)		$2,940	$180
Macedonia (1.1%)
Sovereign (1.1%)
North Macedonia Government International Bond, 1.63%, 3/10/28	EUR	1,340	1,127
Mexico (6.8%)
Corporate Bonds (2.3%)
Banco Mercantil del Norte SA, 8.38%, 10/14/30 (d)		$450	447
BBVA Bancomer SA, 5.13%, 1/18/33		465	418
Braskem Idesa SAPI, 7.45%, 11/15/29		1,250	989
Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25		600	527
			2,381
Sovereign (4.5%)
Petroleos Mexicanos, 5.95%, 1/28/31		840	638
6.35%, 2/12/48		1,000	613
6.70%, 2/16/32		2,294	1,806
6.95%, 1/28/60		470	298
7.69%, 1/23/50		1,900	1,319
			4,674
			7,055
Moldova (0.5%)
Corporate Bond (0.5%)
Aragvi Finance International DAC, 8.45%, 4/29/26		750	538
Mongolia (0.4%)
Sovereign (0.4%)
Mongolia Government International Bond, 5.63%, 5/1/23		399	390
Morocco (0.8%)
Corporate Bond (0.4%)
OCP SA, 5.13%, 6/23/51		600	458
Sovereign (0.4%)
Morocco Government International Bond, 4.00%, 12/15/50 (a)		610	420
			878
Mozambique (0.5%)
Sovereign (0.5%)
Mozambique International Bond, 5.00%, 9/15/31 (b)		639	492

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Nigeria (1.8%)
Corporate Bonds (1.3%)
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (a)	$950	$841
SEPLAT Energy PLC, 7.75%, 4/1/26	610	491
		1,332
Sovereign (0.5%)
Nigeria Government International Bond, 6.38%, 7/12/23	270	268
6.50%, 11/28/27 (a)	300	243
		511
		1,843
Oman (1.3%)
Sovereign (1.3%)
Oman Government International Bond, 6.25%, 1/25/31 (a)	900	908
6.75%, 1/17/48	440	414
		1,322
Pakistan (0.2%)
Sovereign (0.2%)
Pakistan Government International Bond, 7.38%, 4/8/31	345	124
8.88%, 4/8/51	300	106
		230
Panama (2.0%)
Corporate Bond (0.3%)
AES Panama Generation Holdings SRL, 4.38%, 5/31/30 (a)	375	327
Sovereign (1.7%)
Panama Government International Bond, 2.25%, 9/29/32	930	692
3.87%, 7/23/60	470	305
4.50%, 4/1/56	1,060	777
		1,774
		2,101
Paraguay (1.0%)
Corporate Bond (0.7%)
Frigorifico Concepcion SA, 7.70%, 7/21/28	910	736
Sovereign (0.3%)
Paraguay Government International Bond, 5.40%, 3/30/50 (a)	400	346
		1,082
Peru (2.1%)
Corporate Bond (0.8%)
Auna SAA, 6.50%, 11/20/25	958	796
Sovereign (1.3%)
Corporación Financiera de Desarrollo SA, 5.25%, 7/15/29 (a)	739	709
	Face Amount (000)		Value (000)
Fondo MIVIVIENDA SA, 4.63%, 4/12/27 (a)		$260	$247
Peruvian Government International Bond, 3.55%, 3/10/51 (c)		200	143
6.55%, 3/14/37		200	211
			1,310
			2,106
Romania (3.7%)
Sovereign (3.7%)
Romania Government International Bond, 1.75%, 7/13/30		110	82
1.75%, 7/13/30 (a)	EUR	315	235
2.00%, 4/14/33		330	227
2.12%, 7/16/31		87	65
2.13%, 3/7/28		532	477
3.00%, 2/27/27 (a)		636	566
3.75%, 2/7/34 (a)		560	450
4.00%, 2/14/51		$830	554
5.00%, 9/27/26		455	491
6.13%, 1/22/44		250	231
6.63%, 9/27/29		445	480
			3,858
Serbia (1.8%)
Sovereign (1.8%)
Serbia International Bond, 1.50%, 6/26/29		1,310	1,009
2.05%, 9/23/36		270	164
2.13%, 12/1/30		720	520
2.13%, 12/1/30 (a)		310	224
			1,917
South Africa (0.3%)
Corporate Bond (0.3%)
Petra Diamonds U.S. Treasury PLC, 6.59% Cash, 3.91% PIK, 3/8/26 (g)		286	284
Sri Lanka (1.9%)
Sovereign (1.9%)
Sri Lanka Government International Bond, 6.20%, 5/11/27 (e)(f)		2,000	638
6.85%, 3/14/24 (e)(f)		200	64
6.85%, 11/3/25 (e)(f)		1,300	419
7.55%, 3/28/30 (e)(f)		2,420	772
7.85%, 3/14/29 (e)(f)		200	64
			1,957
Suriname (1.9%)
Sovereign (1.9%)
Suriname Government International Bond, 9.25%, 10/26/26 (e)(f)		2,424	1,959
Tanzania, United Republic of (0.7%)
Corporate Bond (0.7%)
HTA Group Ltd., 7.00%, 12/18/25		820	763

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Turkey (1.7%)
Corporate Bonds (1.4%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36	$950	$821
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25	740	626
		1,447
Sovereign (0.3%)
Turkey Government International Bond, 4.88%, 4/16/43	300	196
6.88%, 3/17/36	200	168
		364
		1,811
Ukraine (1.2%)
Corporate Bonds (0.3%)
Kernel Holding SA, 6.50%, 10/17/24	200	90
6.75%, 10/27/27	219	94
NPC Ukrenergo, 6.88%, 11/9/28 (a)(e)(f)	510	93
		277
Sovereign (0.9%)
Ukraine Government International Bond, 6.75%, 6/20/28	1,200	238
6.88%, 5/21/31	1,000	192
7.75%, 9/1/25	2,210	505
		935
		1,212
United Arab Emirates (4.9%)
Corporate Bonds (2.5%)
DP World Salaam, 6.0%, 10/1/25 (d)	500	496
Emirates NBD Bank PJSC, 6.13%, 4/9/26 (d)	610	597
Galaxy Pipeline Assets Bidco Ltd., 3.25%, 9/30/40 (a)	965	750
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24	797	782
		2,625
Sovereign (2.4%)
Abu Dhabi Government International Bond, 2.50%, 9/30/29 (a)	600	539
3.13%, 4/16/30	450	419
Finance Department Government of Sharjah, 4.00%, 7/28/50	1,671	1,101
4.38%, 3/10/51	676	457
		2,516
		5,141
	Face Amount (000)	Value (000)
Uruguay (1.0%)
Sovereign (1.0%)
Uruguay Government International Bond, 5.10%, 6/18/50	$1,020	$1,004
Uzbekistan (1.1%)
Corporate Bond (0.4%)
Uzbek Industrial and Construction Bank ATB, 5.75%, 12/2/24	462	435
Sovereign (0.7%)
Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (a)	200	168
3.90%, 10/19/31	634	523
		691
		1,126
Venezuela (0.7%)
Sovereign (0.7%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (e)(f)	15,740	767
Vietnam (2.0%)
Corporate Bond (0.7%)
Mong Duong Finance Holdings BV, 5.13%, 5/7/29	856	714
Sovereign (1.3%)
Vietnam Government International Bond, 4.80%, 11/19/24	1,320	1,305
		2,019
Zambia (1.2%)
Sovereign (1.2%)
Zambia Government International Bond, 5.38%, 9/20/22 (e)(f)	1,292	544
8.50%, 4/14/24 (e)(f)	201	92
8.97%, 7/30/27 (e)(f)	1,360	613
		1,249
Total Fixed Income Securities (Cost $122,095)		94,012
	No. of Warrants
Warrant (0.0%) (h)
Venezuela (0.0%) (h)
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (i) (Cost $—)	3,750	19
	Shares
Short-Term Investments (7.1%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	149,717	150

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%) (h)
HSBC Securities USA, Inc., (4.27%, dated 12/30/22, due 1/3/23; proceeds $14; fully collateralized by a U.S. Government obligation; 4.38% due 5/15/41; valued at $14)	$14	$14
Merrill Lynch & Co., Inc., (4.25%, dated 12/30/22, due 1/3/23; proceeds $14; fully collateralized by a U.S. Government obligation; 1.50% due 2/15/25; valued at $14)	14	14
		28
Total Securities held as Collateral on Loaned Securities (Cost $178)		178
	Shares
Investment Company (6.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $7,152)	7,152,246	7,152
Total Short-Term Investments (Cost $7,330)		7,330
Total Investments (97.5%) (Cost $129,425) Including $257 of Securities Loaned (j)(k)		101,361
Other Assets in Excess of Liabilities (2.5%)		2,560
Net Assets (100.0%)		$103,921

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2022. Maturity date disclosed is the ultimate maturity date.

(c)  All or a portion of this security was on loan at December 31, 2022.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2022.

(e)  Non-income producing security; bond in default.

(f)  Issuer in bankruptcy.

(g)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(h)  Amount is less than 0.005%.

(i)  Perpetual maturity date. Date disclosed is the last expiration date.

(j)  Securities are available for collateral in connection with an open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $130,156,000. The aggregate gross unrealized appreciation is approximately $2,417,000 and the aggregate gross unrealized depreciation is approximately $31,100,000, resulting in net unrealized depreciation of approximately $28,683,000.

CJSC  Closed Joint Stock Company.

PIK  Payment-in-Kind.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2022:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
HSBC Bank PLC	EUR	5,846	$6,137	1/13/23	$(124)
HSBC Bank PLC	EUR	1,527	$1,603	1/13/23	(33)
HSBC Bank PLC	EUR	803	$843	1/13/23	(17)
JPMorgan Chase Bank NA	EUR	160	$171	3/15/23	(1)
					$(175)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Ultra Note (United States)	40	Mar-23		$4,000	$4,731	$(9)
U.S. Treasury 2 yr. Note (United States)	4	Mar-23		800	820	1
U.S. Treasury 5 yr. Note (United States)	26	Mar-23		2,600	2,806	1
U.S. Treasury 10 yr. Note (United States)	35	Mar-23		3,500	3,931	(44)
U.S. Treasury Long Bond (United States)	24	Mar-23		2,400	3,008	(— @)
U.S. Treasury Ultra Bond (United States)	59	Mar-23		5,900	7,925	(17)
Short:
Euro-Buxl 30 yr. Bond (Germany)	1	Mar-23	EUR	(100)	(145)	30
German Euro-Bobl Index (Germany)	19	Mar-23		(1,900)	(2,354)	80
German Euro-Bund Index (Germany)	26	Mar-23		(2,600)	(3,700)	250
						$292

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at December 31, 2022:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (000)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	1.00%	Quarterly	12/20/27	$705	$(13)	$(21)	$8
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	1.00%	Quarterly	12/20/27	5,495	(99)	(131)	32
							$(112)	$(152)	$40

@  Value is less than $500.

†  — Credit rating as issued by Standard & Poor's.

NR  — Not rated.

EUR  — Euro

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Sovereign	67.3%
Corporate Bonds	25.6
Short-Term Investments	7.1
Total Investments	100.0	%**

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

**  Does not include open long/short futures contracts with a value of approximately $29,420,000 and net unrealized appreciation of approximately $292,000. Does not include open foreign currency forward exchange contracts with total unrealized depreciation of approximately $175,000. Also does not include open swap agreements with total unrealized appreciation of approximately $40,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $122,123)	$94,059
Investment in Security of Affiliated Issuer, at Value (Cost $7,302)	7,302
Total Investments in Securities, at Value (Cost $129,425)	101,361
Foreign Currency, at Value (Cost $268)	289
Cash	116
Interest Receivable	2,263
Receivable for Variation Margin on Futures Contracts	1,007
Receivable for Fund Shares Sold	98
Unrealized Appreciation on Swap Agreements	40
Receivable from Affiliate	23
Receivable from Securities Lending Income	—	@
Other Assets	16
Total Assets	105,213
Liabilities:
Deferred Capital Gain Country Tax	434
Collateral on Securities Loaned, at Value	178
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	175
Upfront Payment Received on Open Swap Agreements	152
Payable for Advisory Fees	140
Payable for Fund Shares Redeemed	71
Payable for Professional Fees	58
Payable for Servicing Fees	24
Payable for Custodian Fees	9
Payable for Administration Fees	7
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Other Liabilities	41
Total Liabilities	1,292
NET ASSETS	$103,921
Net Assets Consist of:
Paid-in-Capital	$165,715
Total Accumulated Loss	(61,794)
Net Assets	$103,921
CLASS I:
Net Assets	$91,828
Net Asset Value, Offering and Redemption Price Per Share Applicable to 17,060,793 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.38
CLASS II:
Net Assets	$12,093
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,268,263 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.33
(1) Including:
Securities on Loan, at Value:	$257

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $23 of Foreign Taxes Withheld)	$9,263
Dividends from Security of Affiliated Issuer (Note H)	62
Income from Securities Loaned — Net	4
Total Investment Income	9,329
Expenses:
Advisory Fees (Note B)	868
Servicing Fees (Note D)	194
Professional Fees	159
Administration Fees (Note C)	93
Shareholder Reporting Fees	38
Distribution Fees — Class II Shares (Note E)	33
Custodian Fees (Note G)	28
Pricing Fees	18
Transfer Agency Fees (Note F)	11
Directors' Fees and Expenses	7
Other Expenses	22
Total Expenses	1,471
Waiver of Advisory Fees (Note B)	(161)
Waiver of Distribution Fees — Class II Shares (Note E)	(26)
Rebate from Morgan Stanley Affiliate (Note H)	(5)
Net Expenses	1,279
Net Investment Income	8,050
Realized Gain (Loss):
Investments Sold (Net of $197 of Capital Gain Country Tax)	(16,117)
Foreign Currency Forward Exchange Contracts	271
Foreign Currency Translation	(91)
Futures Contracts	(967)
Swap Agreements	7
Net Realized Loss	(16,897)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $56)	(18,547)
Foreign Currency Forward Exchange Contracts	(149)
Foreign Currency Translation	60
Futures Contracts	292
Swap Agreements	40
Net Change in Unrealized Appreciation (Depreciation)	(18,304)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(35,201)
Net Decrease in Net Assets Resulting from Operations	$(27,151)

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,050	$7,147
Net Realized Gain (Loss)	(16,897)	706
Net Change in Unrealized Appreciation (Depreciation)	(18,304)	(11,049)
Net Decrease in Net Assets Resulting from Operations	(27,151)	(3,196)
Dividends and Distributions to Shareholders:
Class I	(7,558)	(7,092)
Class II	(985)	(875)
Total Dividends and Distributions to Shareholders	(8,543)	(7,967)
Capital Share Transactions:(1)
Class I:
Subscribed	4,959	10,446
Distributions Reinvested	7,558	7,092
Redeemed	(22,399)	(19,503)
Class II:
Subscribed	1,040	1,399
Distributions Reinvested	985	875
Redeemed	(2,122)	(2,626)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,979)	(2,317)
Total Decrease in Net Assets	(45,673)	(13,480)
Net Assets:
Beginning of Period	149,594	163,074
End of Period	$103,921	$149,594
(1) Capital Share Transactions:
Class I:
Shares Subscribed	810	1,399
Shares Issued on Distributions Reinvested	1,459	969
Shares Redeemed	(3,740)	(2,616)
Net Decrease in Class I Shares Outstanding	(1,471)	(248)
Class II:
Shares Subscribed	188	190
Shares Issued on Distributions Reinvested	192	120
Shares Redeemed	(379)	(357)
Net Increase (Decrease) in Class II Shares Outstanding	1	(47)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$7.20		$7.74		$7.68		$7.09		$8.08
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.41		0.34		0.32		0.38		0.36
Net Realized and Unrealized Gain (Loss)	(1.78)		(0.49)		0.08		0.62		(0.92)
Total from Investment Operations	(1.37)		(0.15)		0.40		1.00		(0.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.39)		(0.34)		(0.41)		(0.43)
Net Asset Value, End of Period	$5.38		$7.20		$7.74		$7.68		$7.09
Total Return(2)	(18.74)%		(2.02)%		5.55%		14.25%		(6.94)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$91,828		$133,413		$145,312		$170,382		$165,582
Ratio of Expenses Before Expense Limitation	1.24%		1.17%		N/A		N/A		N/A
Ratio of Expenses After Expense Limitation	1.10	%(3)	1.12	%(3)(4)	1.15	%(3)	1.11	%(3)	1.11	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.11	%(3)
Ratio of Net Investment Income	6.96	%(3)	4.59	%(3)	4.34	%(3)	5.04	%(3)	4.83	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	75%		28%		40%		40%		32%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to July 1, 2021, the maximum ratio was 1.30% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$7.14		$7.67		$7.61		$7.03		$8.02
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.40		0.34		0.31		0.37		0.36
Net Realized and Unrealized Gain (Loss)	(1.76)		(0.48)		0.08		0.62		(0.92)
Total from Investment Operations	(1.36)		(0.14)		0.39		0.99		(0.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.45)		(0.39)		(0.33)		(0.41)		(0.43)
Net Asset Value, End of Period	$5.33		$7.14		$7.67		$7.61		$7.03
Total Return(2)	(18.81)%		(1.96)%		5.53%		14.17%		(7.04)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,093		$16,181		$17,762		$21,163		$19,502
Ratio of Expenses Before Expense Limitation	1.49%		1.42%		1.40%		1.37%		1.36%
Ratio of Expenses After Expense Limitation	1.15	%(3)	1.17	%(3)(4)	1.20	%(3)	1.16	%(3)	1.16	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		N/A		N/A		1.16	%(3)
Ratio of Net Investment Income	6.91	%(3)	4.54	%(3)	4.29	%(3)	4.99	%(3)	4.78	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.01%		0.00	%(5)
Portfolio Turnover Rate	75%		28%		40%		40%		32%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2021, the maximum ratio was 1.35% for Class II shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (2) when market quotations are not readily available, as defined by

Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$25,878	$—	$25,878
Sovereign	—	68,134	—	68,134
Total Fixed Income Securities	—	94,012	—	94,012
Warrant	—	19	—	19
Short-Term Investments
Investment Company	7,302	—	—	7,302
Repurchase Agreements	—	28	—	28
Total Short-Term Investments	7,302	28	—	7,330
Futures Contracts	362	—	—	362
Credit Default Swap Agreements	—	40	—	40
Total Assets	7,664	94,099	—	101,763
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(175)	—	(175)
Futures Contracts	(70)	—	—	(70)
Total Liabilities	(70)	(175)	—	(245)
Total	$7,594	$93,924	$—	$101,518

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$362	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Credit Risk	40
Total			$402
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward	Unrealized Depreciation on Foreign Currency
Exchange Contracts	Forward Exchange Contracts	Currency Risk	$(175)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(70	)(a)
Total			$(245)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$271
Interest Rate Risk	Futures Contracts	(967)
Credit Risk	Swap Agreements	7
Total		$(689)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(149)
Interest Rate Risk	Futures Contracts	292
Credit Risk	Swap Agreements	40
Total		$183

At December 31, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$—	$(175)
Swap Agreements	40	—
Total	$40	$(175)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$40	$—	$—	$40
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
HSBC Bank PLC	$174	$—	$—	$174
JPMorgan Chase Bank NA	1	—	—	1
Total	$175	$—	$—	$175

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$6,699,000
Futures Contracts:
Average monthly notional value	$17,864,000
Swap Agreements:
Average monthly notional amount	$1,092,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$257	(d)	$—	$(257	)(e)(f)	$0

(d)  Represents market value of loaned securities at year end.

(e)  The Fund received cash collateral of approximately $178,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $85,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f)  The actual collateral received is greater than the amount shown here due to overcollateralization.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Sovereign	$178	$—	$—	$—	$178
Total Borrowings	$178	$—	$—	$—	$178
Gross amount of recognized liabilities for securities lending transactions					$178

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $161,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2022, this waiver amounted to approximately $26,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a

Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $83,255,000 and $103,986,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,831	$60,110	$55,639	$62
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$7,302

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:	2021 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$8,543	$7,967

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$9,020	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,187,000 and $32,539,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.2%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts,

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

The continued conflict between Russia and Ukraine resulted in many countries, including the U.S., imposing economic sanctions on Russian governmental institutions, Russian entities, and Russian individuals, which have had a negative impact on the Russian economy and currency, and on investments and companies having exposure to Russia, Ukraine, and other combatants, including Belarus. Russia in turn imposed its own restrictions against investors and countries outside Russia. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the conflict on the global economy. The escalation or continuation of the conflict between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund's investments beyond any direct exposure to Russian or Ukrainian issuers, markets or economies. The duration and extent of the economic impacts resulting from the military conflict with Russia and the related sanctions is uncertain at this time.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Debt Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022.

The Fund designated approximately $1,221,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

34

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

35

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
5431861 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,017.10	$1,018.90	$6.36	$6.36	1.25%
Emerging Markets Equity Portfolio Class II	1,000.00	1,017.00	1,018.65	6.61	6.61	1.30

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –25.08%, net of fees, and –25.13%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned –20.09%.

Factors Affecting Performance

•  Emerging markets (EM) equities, as measured by the Index, posted a strong absolute return in the fourth quarter of 2022, notably outperforming U.S. equities (as represented by the S&P 500 Index). However, the EM asset class underwent a tough 2022, with the Index falling –20% in 2022 — including an equity drawdown that matched levels last seen during the Global Financial Crisis in 2008, and previously during the Asian Financial Crisis of the late 1990s and dot-com bubble burst in 2000. Equities suffered from volatility driven by a combination of: the Federal Reserve's tightening cycle, which has dampened the performance of high growth and indebted companies; Russia's invasion of Ukraine and its contribution to already high energy and food prices; China's mixed policy signals and broader economic slowdown; and ongoing supply disruptions as countries seek to increase the domestic or allied production of critical technologies.

•  In many ways, though, the fourth quarter of 2022 appeared to show signs of the improving growth factors in much of emerging markets, which should help shift investor demand in favor of EM equities after years of underperforming developed markets. It is also a noteworthy break from past trends that in a year when Index-dominant China further slowed economically and underperformed the Index, many countries outperformed, including India, Mexico, South Africa and Brazil, among others. Domestic sources of growth, as these outperforming countries continued to emerge from the pandemic, and global themes, such as the energy transition toward meeting decarbonization goals, both contributed to supporting the performance of the materials, industrials, communications services and health care sectors at the end of 2022.

•  Over the one-year period, the Fund's overweight to and stock selection in the information technology sector detracted from relative performance. Allocations to semiconductors and semiconductor equipment companies detracted as the semiconductors industry sold off sharply in 2022 (–33%)(i) on recession concerns and slowing demand.

•  Allocations to select Russian and Eastern European companies held earlier in 2022 detracted from relative performance following Russia's invasion of Ukraine in the first quarter of 2022, with a retail chain operator, an internet search engine and a digital bank among the largest detractors from performance. A Polish retailer and an IT services company also underperformed as they suffered from a contagion sell-off. The Fund has since fully exited the positions in Russia.

•  Positioning in Brazil detracted from relative performance. Brazil ended the year as the third best performing emerging market, after rallying in the first and third quarters of 2022. In the fourth quarter, allocations in Brazil particularly detracted as the market underperformed likely due to investor concerns about the incoming Lula administration's spending plans. We have long maintained that the micro reforms implemented since 2016 and the counterweight of the center-right congress should serve to restrain some of these spending plans. The Central Bank of Brazil was among the most aggressive EM central banks in raising rates to fight inflation; at some point, even if delayed longer than initially hoped by investors, Brazil and other central banks will likely be in a position to cut rates, potentially even ahead of when the Federal Reserve eventually does. Given our constructive view on the improving macro environment, we are confident in our stock selection within Brazil and continue to monitor both the macro and company-specific factors as we make adjustments in the portfolio.

•  Zero allocation to the Gulf Cooperation Council (GCC) region — Saudi Arabia, Qatar, the United Arab Emirates and Kuwait — detracted from relative performance. With the sharp increase in oil prices in 2022, GCC countries had performed strongly through the third quarter. We did not participate in these markets in 2022 as this rally was largely owing to exogenous forces: rising oil prices, as well as the strong dollar and low interest rates. These former tailwinds have now become headwinds and the region's markets have reversed previous gains. We are analyzing potential opportunities meeting our quality growth criteria and will assess market attractiveness as such headwinds ease.

•  The overweight allocation to and stock selection in India contributed to relative performance, driven by allocations to financials. Our portfolio positioning in India includes several themes: digitization, increase in health care

(i)  Performance based on MSCI Emerging Markets Index sector/subsector performance. Data as of December 31, 2022.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

spending, and manufacturing benefiting from a combination of onshoring, incentives for large-scale production and global companies seeking a so-called China plus one outsourcing strategy.

•  The stock selection in and overweight allocation to Mexico contributed to relative performance, led by the allocation to one of the country's largest banks. Mexico has emerged from the pandemic in a better macroeconomic position than it entered, with strong growth in both real and nominal terms. The country's economy should continue to benefit from trade and economic links with major trading partner, the United States. The Lopez Obrador administration has shown fiscal rectitude, even if the state has increased its role in the oil and electricity sectors.

•  The allocation to a Panama-based airline contributed as the company has seen a strong recovery in passenger volume and yields while operating margins continue to improve. The company has been able to gain market share as other operators struggled to navigate their business operations through the pandemic.

•  From a sector perspective, stock selection in energy and materials contributed, as did the overweight to financials. Allocations to green commodities producers including platinum group metals and copper producers and oil and gas players added to performance.

Management Strategies

•  We believe our portfolio is well positioned in the future leaders of emerging markets returns. Even if the Federal Reserve and individual central banks are able to slow down tight monetary policy, we do not expect markets to mean-revert to the extremely high growth stock leaders of the past. We continue to have exposure to resilient, domestic sources of growth and in global themes benefiting from the energy transition toward meeting decarbonization goals. We maintain our overweight to financials — in select countries with strong balance sheets and where credit demand is recovering; in select materials, such as aluminum, copper and platinum, related to energy transition; in select quality, well-managed energy names; in consumer staples that meet our quality growth criteria; and with overweights in countries such as India, Brazil, Mexico and Indonesia, which are benefiting from some element of themes such as recovery and growing demand for credit, continued high prices for select materials and the trend toward increased local and regional manufacturing of strategic industries.

•  We maintain our overweight to India on its secular growth driven by a low base, supportive demographics (the opposite of China's aging population), supply-side investments particularly in manufacturing, and continued benefits from a rapid shift to digitization. We believe that India still faces some medium-term headwinds from high oil prices (as a net importer) and the continued strong dollar, but we have high conviction in the quality of the companies we own and their ability to deliver on earnings.

•  We continue to own certain commodity companies where years of under-investment, medium-term supply constraints and rising green demand dynamics are attractive.

•  Select financials are benefiting from the continued rise in interest rates in certain countries; banks with effective fintech strategies will likely be the beneficiaries of rising demand for credit at greater profitability. We remain positive on banks we hold in South Africa and Brazil. Financials are our largest overweight on a sector basis.

•  Overarching our high conviction in these individual names, we are constructive on the improving growth macro factors that may help shift investor demand in favor of emerging markets as an asset class. Key among the catalysts to support improved returns for EM equities are:

•  A post-COVID recovery led by credit creation after a period of deleveraging;

•  A manufacturing revival in certain markets led by a "China plus one" strategy driving reshoring and friend-shoring;

•  A continuation of the commodity boom driven by decarbonization, which is resource intensive and benefits resource-rich economies;

•  A digitization-led productivity and growth boost across most EM regions;

•  A favorable political and reform cycle in several pockets of EM.

•  Favorable political and reform cycles have taken place in several areas of EM, including India and Indonesia, and will likely continue to be a positive catalyst in coming quarters. Earnings revisions began to shift upward during the fourth quarter 2022 for many sectors, and we believe this should continue to serve as a catalyst for equity investors, particularly as developed markets, mostly the U.S., begin to revise down corporate earnings in coming quarters. And after years of currency weakness relative to the U.S. dollar, which has continuously strengthened over the years, individual currencies, such as those of Brazil, Mexico, Chile and Korea, have begun to recover in a reflection of their healthy current account status and improving growth. We believe our portfolio is well positioned to continue to capture the excess return potential in EM in the year ahead from active country allocation, select thematic investments in certain sectors and high conviction stock selection.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2022
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–25.08%	–2.71%	0.59%	4.62%
MSCI Emerging Markets Index	–20.09	–1.40	1.44	5.08
Fund – Class II(4)	–25.13	–2.77	0.54	7.41
MSCI Emerging Markets Index	–20.09	–1.40	1.44	8.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Brazil (6.4%)
Banco BTG Pactual SA (Units) (a)	307,985	$1,393
Cia Brasileira de Aluminio	324,932	701
Itau Unibanco Holding SA (Preference)	650,364	3,080
Lojas Renner SA	554,667	2,150
Petroleo Brasileiro SA (Preference)	349,623	1,622
Raia Drogasil SA	270,849	1,220
		10,166
China (20.6%)
Alibaba Group Holding Ltd. (b)(c)	226,400	2,484
BYD Co., Ltd. H Shares (c)	65,500	1,607
China Construction Bank Corp. H Shares (c)	5,456,230	3,412
China Mengniu Dairy Co., Ltd. (c)	495,000	2,232
China Merchants Bank Co., Ltd. H Shares (c)	344,500	1,907
China Resources Beer Holdings Co., Ltd. (c)	306,000	2,128
China Tourism Group Duty Free Corp. Ltd. (b)(c)	31,900	935
Hua Hong Semiconductor Ltd. (b)(c)	99,000	343
JD.com, Inc., Class A (c)	35,280	985
Jiangsu Hengrui Medicine Co., Ltd., Class A	139,709	773
Kweichow Moutai Co., Ltd., Class A	6,991	1,729
Li Ning Co., Ltd. (c)	153,000	1,316
Meituan, Class B (b)(c)	52,300	1,159
NARI Technology Co. Ltd., Class A	201,800	705
Postal Savings Bank of China Co. Ltd. (c)	2,499,000	1,547
Proya Cosmetics Co. Ltd., Class A	33,620	809
Shenzhou International Group Holdings Ltd. (c)	164,400	1,833
Sungrow Power Supply Co. Ltd.	67,098	1,077
Tencent Holdings Ltd. (c)	114,800	4,868
Will Semiconductor Co. Ltd. Shanghai	17,820	197
Zijin Mining Group Co., Ltd. H Shares (c)	632,000	849
		32,895
Czech Republic (0.4%)
Komercni Banka AS	24,835	718
Germany (0.6%)
Infineon Technologies AG	34,272	1,041
India (22.1%)
Bajaj Auto Ltd.	38,928	1,697
Delhivery Ltd. (b)	194,917	781
Eicher Motors Ltd.	25,397	988
Gland Pharma Ltd. (b)	24,118	459
HDFC Bank Ltd. ADR	54,097	3,701
Hindalco Industries Ltd.	469,744	2,685
Housing Development Finance Corp., Ltd.	56,829	1,807
ICICI Bank Ltd.	404,997	4,356
ICICI Prudential Life Insurance Co., Ltd.	187,348	1,019
Infosys Ltd.	114,982	2,096
Infosys Ltd. ADR	29,515	532
Macrotech Developers Ltd. (b)	84,282	1,109
Mahindra & Mahindra Financial Services Ltd.	511,280	1,446
Mahindra & Mahindra Ltd.	121,792	1,834
MakeMyTrip Ltd. (b)	25,882	714
	Shares	Value (000)
Max Healthcare Institute Ltd. (b)	269,633	$1,430
Reliance Industries Ltd.	153,723	4,719
Star Health & Allied Insurance Co. Ltd. (b)	107,166	733
State Bank of India	439,412	3,249
		35,355
Indonesia (3.2%)
Bank Central Asia Tbk PT	3,761,500	2,063
Bank Mandiri Persero Tbk PT	2,820,100	1,798
Bank Rakyat Indonesia Persero Tbk PT	3,986,200	1,264
		5,125
Korea, Republic of (9.5%)
KB Financial Group, Inc.	46,721	1,790
Kia Corp.	16,025	754
Korea Zinc Co. Ltd.	1,994	894
LG Chem Ltd.	2,329	1,112
Samsung Electronics Co., Ltd.	165,980	7,285
Samsung SDI Co., Ltd.	3,048	1,431
SK Hynix, Inc.	32,445	1,936
		15,202
Mexico (4.0%)
Gruma SAB de CV	18,544	248
Grupo Financiero Banorte SAB de CV Series O	445,339	3,197
Wal-Mart de Mexico SAB de CV	849,043	3,001
		6,446
Panama (2.0%)
Copa Holdings SA, Class A (b)	38,026	3,163
Poland (1.5%)
LPP SA	963	2,348
Portugal (1.8%)
Galp Energia SGPS SA	217,583	2,935
South Africa (6.6%)
Anglo American Platinum Ltd.	26,647	2,224
Anglo American PLC	118,243	4,636
AVI Ltd.	123,309	546
Capitec Bank Holdings Ltd.	16,016	1,744
Woolworths Holdings Ltd.	350,781	1,366
		10,516
Taiwan (13.7%)
Airtac International Group	82,901	2,503
Chailease Holding Co., Ltd.	204,000	1,437
CTBC Financial Holding Co., Ltd.	2,017,000	1,447
Delta Electronics, Inc.	360,000	3,337
Silergy Corp.	37,000	523
Taiwan Semiconductor Manufacturing Co., Ltd.	476,000	6,913
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	69,129	5,150
Voltronic Power Technology Corp.	10,000	502
		21,812
Thailand (0.6%)
Ngern Tid Lor PCL	1,038,892	884

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

Shares	Value (000)

United Kingdom (3.3%)
Antofagasta PLC	131,700	$2,458
Mondi PLC	163,718	2,800
		5,258
United States (1.4%)
EPAM Systems, Inc. (b)	4,641	1,521
MercadoLibre, Inc. (b)	793	671
		2,192
Total Common Stocks (Cost $142,153)		156,056
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $3,271)	3,271,414	3,271
Total Investments (99.7%) (Cost $145,424) (d)(e)		159,327
Other Assets in Excess of Liabilities (0.3%)		432
Net Assets (100.0%)		$159,759

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  Security trades on the Hong Kong exchange.

(d)  The approximate fair value and percentage of net assets, $134,158,000 and 84.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $146,166,000. The aggregate gross unrealized appreciation is approximately $28,196,000 and the aggregate gross unrealized depreciation is approximately $15,025,000, resulting in net unrealized appreciation of approximately $13,171,000.

ADR  American Depositary Receipt.

Futures Contract:

The Fund had the following futures contract open at December 31, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (000)
Long:
MSCI China Index (Germany)	155	Mar-23	$8	$3,739	$10

Portfolio Composition

Classification	Percentage of Total Investments
Others*	53.8%
Banks	21.2
Semiconductors & Semiconductor Equipment	10.1
Metals & Mining	9.1
Oil, Gas & Consumable Fuels	5.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long futures contract with a value of approximately $3,739,000 and unrealized appreciation of approximately $10,000.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $142,153)	$156,056
Investment in Security of Affiliated Issuer, at Value (Cost $3,271)	3,271
Total Investments in Securities, at Value (Cost $145,424)	159,327
Foreign Currency, at Value (Cost $166)	166
Receivable for Investments Sold	925
Dividends Receivable	460
Receivable for Variation Margin on Futures Contracts	452
Tax Reclaim Receivable	51
Receivable from Affiliate	9
Receivable for Fund Shares Sold	5
Receivable from Securities Lending Income	1
Other Assets	20
Total Assets	161,416
Liabilities:
Deferred Capital Gain Country Tax	867
Payable for Advisory Fees	282
Payable to Bank	144
Payable for Fund Shares Redeemed	129
Payable for Professional Fees	70
Payable for Servicing Fees	53
Payable for Investments Purchased	41
Payable for Custodian Fees	28
Payable for Administration Fees	11
Payable for Transfer Agency Fees	3
Payable for Distribution Fees — Class II Shares	—	@
Other Liabilities	29
Total Liabilities	1,657
NET ASSETS	$159,759
Net Assets Consist of:
Paid-in-Capital	$141,840
Total Distributable Earnings	17,919
Net Assets	$159,759
CLASS I:
Net Assets	$111,050
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,320,076 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.92
CLASS II:
Net Assets	$48,709
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,104,345 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$11.87

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $624 of Foreign Taxes Withheld)	$4,650
Dividends from Security of Affiliated Issuer (Note H)	44
Income from Securities Loaned — Net	10
Total Investment Income	4,704
Expenses:
Advisory Fees (Note B)	1,503
Servicing Fees (Note D)	282
Professional Fees	192
Administration Fees (Note C)	141
Distribution Fees — Class II Shares (Note E)	133
Custodian Fees (Note G)	103
Shareholder Reporting Fees	70
Transfer Agency Fees (Note F)	15
Directors' Fees and Expenses	7
Pricing Fees	6
Interest Expenses	2
Other Expenses	12
Total Expenses	2,466
Waiver of Advisory Fees (Note B)	(122)
Waiver of Distribution Fees — Class II Shares (Note E)	(106)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	2,234
Net Investment Income	2,470
Realized Gain (Loss):
Investments Sold (Net of $35 of Capital Gain Country Tax)	3,202
Foreign Currency Translation	(149)
Futures Contracts	(— @)
Net Realized Gain	3,053
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $171)	(62,014)
Foreign Currency Translation	(3)
Futures Contracts	10
Net Change in Unrealized Appreciation (Depreciation)	(62,007)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(58,954)
Net Decrease in Net Assets Resulting from Operations	$(56,484)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,470	$1,045
Net Realized Gain	3,053	37,437
Net Change in Unrealized Appreciation (Depreciation)	(62,007)	(30,847)
Net Increase (Decrease) in Net Assets Resulting from Operations	(56,484)	7,635
Dividends and Distributions to Shareholders:
Class I	(13,481)	(1,446)
Class II	(5,774)	(557)
Total Dividends and Distributions to Shareholders	(19,255)	(2,003)
Capital Share Transactions:(1)
Class I:
Subscribed	7,561	17,164
Distributions Reinvested	13,481	1,446
Redeemed	(17,620)	(28,766)
Class II:
Subscribed	5,705	6,350
Distributions Reinvested	5,774	557
Redeemed	(7,364)	(14,697)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,537	(17,946)
Total Decrease in Net Assets	(68,202)	(12,314)
Net Assets:
Beginning of Period	227,961	240,275
End of Period	$159,759	$227,961
(1) Capital Share Transactions:
Class I:
Shares Subscribed	543	918
Shares Issued on Distributions Reinvested	1,186	77
Shares Redeemed	(1,280)	(1,544)
Net Increase (Decrease) in Class I Shares Outstanding	449	(549)
Class II:
Shares Subscribed	409	341
Shares Issued on Distributions Reinvested	510	30
Shares Redeemed	(545)	(790)
Net Increase (Decrease) in Class II Shares Outstanding	374	(419)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.11		$17.73		$15.99		$14.48		$17.65
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.08		0.05		0.20		0.14
Net Realized and Unrealized Gain (Loss)	(4.81)		0.46		2.15		2.56		(3.23)
Total from Investment Operations	(4.62)		0.54		2.20		2.76		(3.09)
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.16)		(0.21)		(0.17)		(0.08)
Net Realized Gain	(1.51)		—		(0.25)		(1.08)		—
Total Distributions	(1.57)		(0.16)		(0.46)		(1.25)		(0.08)
Net Asset Value, End of Period	$11.92		$18.11		$17.73		$15.99		$14.48
Total Return(2)	(25.08)%		2.99%		14.44%		19.59%		(17.47)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$111,050		$160,661		$166,989		$163,794		$175,300
Ratio of Expenses Before Expense Limitation	1.32%		1.25%		1.30%		1.27%		N/A
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.22	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(3)	N/A		1.25	%(3)	1.25	%(3)	1.22	%(3)
Ratio of Net Investment Income	1.41	%(3)	0.44	%(3)	0.35	%(3)	1.33	%(3)	0.86	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Portfolio Turnover Rate	38%		39%		52%		36%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$18.04		$17.66		$15.93		$14.44		$17.59
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.07		0.04		0.19		0.13
Net Realized and Unrealized Gain (Loss)	(4.79)		0.46		2.14		2.54		(3.21)
Total from Investment Operations	(4.61)		0.53		2.18		2.73		(3.08)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.15)		(0.20)		(0.16)		(0.07)
Net Realized Gain	(1.51)		—		(0.25)		(1.08)		—
Total Distributions	(1.56)		(0.15)		(0.45)		(1.24)		(0.07)
Net Asset Value, End of Period	$11.87		$18.04		$17.66		$15.93		$14.44
Total Return(2)	(25.13)%		2.95%		14.36%		19.51%		(17.51)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,709		$67,300		$73,286		$71,662		$68,404
Ratio of Expenses Before Expense Limitation	1.57%		1.50%		1.55%		1.52%		1.48%
Ratio of Expenses After Expense Limitation	1.30	%(3)	1.30	%(3)	1.30	%(3)	1.30	%(3)	1.27	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.30	%(3)	N/A		1.30	%(3)	1.30	%(3)	1.27	%(3)
Ratio of Net Investment Income	1.36	%(3)	0.39	%(3)	0.30	%(3)	1.28	%(3)	0.81	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.01%
Portfolio Turnover Rate	38%		39%		52%		36%		42%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$781	$—	$781
Airlines	3,163	—	—	3,163
Automobiles	—	6,880	—	6,880
Banks	6,898	26,828	—	33,726
Beverages	—	3,857	—	3,857
Capital Markets	—	1,393	—	1,393
Chemicals	—	1,112	—	1,112
Commercial Banks	—	1,547	—	1,547
Consumer Finance	—	2,330	—	2,330
Diversified Financial Services	—	1,437	—	1,437
Diversified Financials	—	1,807	—	1,807
Electrical Equipment	—	2,284	—	2,284
Electronic Equipment, Instruments & Components	—	4,768	—	4,768
Food & Staples Retailing	3,001	1,220	—	4,221
Food Products	248	2,778	—	3,026
Health Care Providers & Services	—	1,430	—	1,430
Hotels, Restaurants & Leisure	714	—	—	714
Information Technology Services	2,053	2,096	—	4,149
Insurance	—	1,752	—	1,752
Interactive Media & Services	—	4,868	—	4,868
Internet & Direct Marketing Retail	671	4,628	—	5,299
Machinery	—	2,503	—	2,503
Metals & Mining	—	14,447	—	14,447
Multi-Line Retail	—	3,516	—	3,516
Oil, Gas & Consumable Fuels	—	9,276	—	9,276

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Paper & Forest Products	$—	$2,800	$—	$2,800
Personal Products	—	809	—	809
Pharmaceuticals	—	1,232	—	1,232
Real Estate Management & Development	—	1,109	—	1,109
Semiconductors & Semiconductor Equipment	5,150	10,953	—	16,103
Specialty Retail	—	935	—	935
Tech Hardware, Storage & Peripherals	—	7,285	—	7,285
Textiles, Apparel & Luxury Goods	—	5,497	—	5,497
Total Common Stocks	21,898	134,158	—	156,056
Short-Term Investment
Investment Company	3,271	—	—	3,271
Futures Contract	10	—	—	10
Total Assets	$25,179	$134,158	$—	$159,337

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	$10	(a)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$	(—	@)

@  Amount is less than $500.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$10

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$311,000

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2022, the Fund did not have any outstanding securities on loan.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.78% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

when they deem such action is appropriate. For the year ended December 31, 2022, approximately $122,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2022, this waiver amounted to approximately $106,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $67,525,000 and $80,010,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,032	$45,807	$44,568	$44
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$3,271

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$731	$18,524	$2,003	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,595	$2,837

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.1%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 1.53% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $18,524,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,308,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $577,000 and has derived net income from sources within foreign countries amounting to approximately $5,283,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
5431876 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Franchise Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Liquidity Risk Management Program	18
Federal Tax Notice	19
Director and Officer Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Global Franchise Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class II	$1,000.00	$1,013.50	$1,019.16	$6.09	$6.11	1.20%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class II shares had a total return based on net asset value and investment of distributions per share of –17.57%, net of fees. The Fund's Class II shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned –18.14%.

Factors Affecting Performance

•  Despite a weak December, the Index managed an impressive fourth quarter 2022 return of +9.77% in U.S. dollars (USD). Overall, 2022 has been a tough environment for global equity markets, with the Index down 18.14% in USD, wiping out most of the Index's 2021 gains. Looking at sectors, the fourth quarter was skewed toward the more cyclical sectors: Energy (+20%) was strong, as it has been for the year as a whole, up a remarkable +46% in 2022 — the only sector with positive performance. Industrials (+18%), materials (+17%) and financials (+16%) also finished ahead of the Index in the quarter and were also ahead for the year, albeit with double-digit drawdowns. The portfolio's key defensive sectors — health care (+13%) and consumer staples (+12%) — followed, ahead of the overall Index both in the quarter and the year (–5% and –6% respectively for 2022). In contrast, the expensive, growth-tilted information technology (+5%) and consumer discretionary (–2%) sectors lagged in the fourth quarter, as they have done for much of 2022, both finishing down more than 30%.

•  Looking at geographies, the U.S. (+7%) was behind the Index in the fourth quarter of 2022, which meant other major markets tended to outperform. Key euro markets did particularly well, helped by the recovery in the currency, with Italy (+26%), Germany (+25%), Spain (+23%) and France (+22%) all well ahead. In Asia, Hong Kong was also strong in the fourth quarter (+18%), while Singapore (+10%) and Japan (+13%) were closer to the overall Index. Elsewhere, Switzerland (+10%) was roughly in line, while the U.K. significantly outperformed (+17%). The U.S. also underperformed for the year (–20% against the Index's –18%), while most of Europe outperformed, with the notable exception of Germany (–22%). The U.K. finished as one of the year's top performers, having returned –5%. Within Asia,

Hong Kong did well (–5%), while Singapore (–10%) and Japan (–17%) showed milder outperformance. (Country performance is shown in USD.)

•  For 2022 overall, the Fund's outperformance was driven by sector allocation, helped by the portfolio's overweight positions in the defensive health care and consumer staples sectors, which held up well in the year. The consumer discretionary underweight and absence of communication services stocks were also beneficial, offsetting the drag from the overweight to information technology and zero weight to energy. The negative stock selection was driven by health care underperformance, as the portfolio is concentrated in the life sciences and equipment sub-sectors rather than pharmaceuticals and providers. Information technology and consumer discretionary outperformance was insufficient to compensate.

•  The Fund's four largest absolute contributors for 2022 were PMI, Coca-Cola, Becton Dickinson and LVMH. The Fund's top absolute detractors in the year were Microsoft, Baxter, Accenture, Reckitt Benckiser and Fidelity National.

Management Strategies

Multiples have Tumbled, are Earnings Next?

•  At the start of 2022, we only had two worries about the equity market, but they were significant ones: the multiple and the earnings. In 2022, forward earnings held up reasonably well, up 4% for MSCI World Index.(i) The 18% fall in the Index has been entirely down to a sharp derating in public markets, with the MSCI World Index forward earnings multiple falling from 19.3x to 15.0x — in contrast to private markets, which have protected investors from volatility by failing to mark prices down. This derating has been particularly concentrated in the more expensive, "growthier" companies, with communication services, consumer discretionary and information technology all falling over 30%. The combination of resilient earnings and this skewed derating have made 2022 a very unusual year, as quality has not provided the downside risk mitigation that it did in the previous down years of 2008, 2011, 2015 and 2018, with the MSCI World Quality Index down 22% for the year, 400 basis points (bps) behind the wider Index.

(i)  Source for all earnings, earnings estimates and earnings multiples data used in this Investment Overview: FactSet. Data as of December 2022. One basis point = 0.01%. The MSCI World Quality Index measures the performance of quality growth stocks (based on high return on equity, stable year-over-year earnings growth and low financial leverage) in the MSCI World Index.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

•  At the start of 2023, our two worries from 12 months ago have reduced to one and a bit. The fall in the MSCI World Index multiple to 15x, now only 5% above the 2003-19 average as against the 36% premium at the start of the year, suggests that the market is no longer clearly overvalued, though of course the multiple could fall below average levels if there is a major economic downturn. It is earnings that remain the major concern. Inflation should help top-line growth, in nominal terms at least, but the margins do look stretched, with the MSCI World Index forward EBIT (earnings before interest and taxes) margin at 16.3%, 100 bps above the pre-COVID peak and a full 300 bps ahead of the 2003-19 average. This is consistent with the world of excess demand we have been in, which has given all sorts of lower quality companies pricing power. Companies' earnings issues in this period have tended to be idiosyncratic, rather than due to systematic demand issues. Many have come from either the direct impacts of COVID-19, for instance in messing up their supply chains, or from the post-pandemic hangover, with former "COVID heroes" — beneficiaries of the virtual world of the pandemic — having to adjust to the return toward an IRL (in real life) world.

•  It is striking that bottom-up forward earnings estimates still look relatively healthy, despite what has been described as the most predicted recession in history, with 2023 MSCI World Index earnings estimated to be 3% higher than 2022 despite the headwind from the strong dollar, and 36% above the pre-COVID 2019 level. Central banks, particularly in the U.S., are raising rates aggressively to deal with inflation by attempting to slow demand. There is discussion about exactly how far they need to go, weighing up the balance between slowing goods inflation and continuing wage rises, as well as arcane discussion of the lags in the shelter element of the U.S. inflation calculation. We are in no position to take a view on these intricacies as mighty economists face off against each other. However, the basic fact remains that even in the case of a successful soft landing, the consensus economic outlook is for 2023 growth to roughly grind to a halt in most Western economies. The impacts of central bank actions are already being felt in the more interest rate sensitive areas, notably housing, and consumers are facing an ugly squeeze on real incomes thanks to inflation; but labor markets still remain tight, with U.S. unemployment still down at 3.5%,(ii) keeping upward pressure on wages — and on central bank action. Forward-looking indicators have turned down, but most of the economic pain, and thus earnings pain, is still to come.

•  As the excess demand of 2021 and 2022 shifts toward excess supply in 2023, there is likely to be an earnings recession, as margins fall from current peaks. Once again, the market will discover which companies have resilient earnings in tough times. Our bet, as ever, is that pricing power and recurring revenue, two of the key criteria for inclusion in our portfolios, will once again show their worth, as they did in the 2008-09 Financial Crisis and in the first half of 2020, during the early days of the pandemic. Compounders should continue to compound. The silver lining of the painful derating of 2022 is that any compounding is now coming on top of a lower multiple, with the portfolio trading at a circa 5% free cash flow yield, versus the circa 4% of a year ago. Given that there are only two ways of losing money in equities — the earnings going away, or the multiple going away — owning a portfolio of resilient earnings at a reasonable multiple does seem a sensible approach in such uncertain times.

(ii)  Source: Bureau of Labor Statistics. Data as of December 2022.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the MSCI World Net Index(1)

	Period Ended December 31, 2022
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	–17.57%	7.64%	9.79%	10.40%
MSCI World Net Index	–18.14	6.14	8.85	8.14

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 30, 2003.

(4)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
France (6.8%)
L'Oreal SA	1,497	$536
LVMH Moet Hennessy Louis Vuitton SE	948	690
Pernod Ricard SA	3,324	654
		1,880
Germany (5.2%)
SAP SE	13,815	1,426
Italy (0.4%)
Davide Campari-Milano NV	10,581	107
Netherlands (2.2%)
Heineken NV	6,602	622
United Kingdom (10.5%)
Experian PLC	12,464	422
Reckitt Benckiser Group PLC	23,260	1,612
RELX PLC (Euronext NV)	6,445	179
RELX PLC (LSE)	24,956	690
		2,903
United States (73.3%)
Abbott Laboratories	9,875	1,084
Accenture PLC, Class A	4,729	1,262
Automatic Data Processing, Inc.	3,055	730
Baxter International, Inc.	16,258	829
Becton Dickinson & Co.	3,871	984
Broadridge Financial Solutions, Inc.	2,640	354
Coca-Cola Co.	8,253	525
Danaher Corp.	5,578	1,481
Equifax, Inc.	2,753	535
Estee Lauder Cos., Inc., Class A	1,548	384
Fidelity National Information Services, Inc.	1,576	107
Intercontinental Exchange, Inc.	10,693	1,097
Microsoft Corp.	10,205	2,447
Moody's Corp.	1,237	345
NIKE, Inc., Class B	3,507	410
Otis Worldwide Corp.	5,768	452
Philip Morris International, Inc.	20,774	2,103
Procter & Gamble Co.	5,425	822
Roper Technologies, Inc.	1,592	688
Steris PLC	1,636	302
Thermo Fisher Scientific, Inc.	2,336	1,286
Visa, Inc., Class A	8,326	1,730
Zoetis, Inc.	1,872	274
		20,231
Total Common Stocks (Cost $17,178)		27,169
	Shares	Value (000)
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $380)	379,754	$380
Total Investments (99.8%) (Cost $17,558) (a)(b)		27,549
Other Assets in Excess of Liabilities (0.2%)		64
Net Assets (100.0%)		$27,613

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  The approximate fair value and percentage of net assets, $6,938,000 and 25.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(b)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $17,805,000. The aggregate gross unrealized appreciation is approximately $10,575,000 and the aggregate gross unrealized depreciation is approximately $832,000, resulting in net unrealized appreciation of approximately $9,743,000.

Euronext NV  Euronext Amsterdam Stock Market.

LSE  London Stock Exchange.

Portfolio Composition

Classification	Percentage of Total Investments
Software	16.6%
Information Technology Services	15.2
Health Care Equipment & Supplies	11.6
Other*	11.4
Life Sciences Tools & Services	10.1
Household Products	8.8
Tobacco	7.6
Beverages	6.9
Professional Services	6.6
Capital Markets	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $17,178)	$27,169
Investment in Security of Affiliated Issuer, at Value (Cost $380)	380
Total Investments in Securities, at Value (Cost $17,558)	27,549
Foreign Currency, at Value (Cost $12)	12
Receivable for Investments Sold	150
Dividends Receivable	40
Tax Reclaim Receivable	15
Due from Adviser	3
Receivable from Affiliate	1
Other Assets	8
Total Assets	27,778
Liabilities:
Payable for Fund Shares Redeemed	66
Payable for Professional Fees	49
Payable for Investments Purchased	14
Payable for Servicing Fees	13
Payable for Distribution Fees — Class II Shares	6
Payable for Custodian Fees	4
Payable for Administration Fees	2
Payable for Transfer Agency Fees	1
Other Liabilities	10
Total Liabilities	165
NET ASSETS	$27,613
Net Assets Consist of:
Paid-in-Capital	$16,141
Total Distributable Earnings	11,472
Net Assets	$27,613
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,756,989 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.02

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $12 of Foreign Taxes Withheld)	$520
Dividends from Security of Affiliated Issuer (Note H)	7
Total Investment Income	527
Expenses:
Advisory Fees (Note B)	246
Professional Fees	133
Distribution Fees — Class II Shares (Note E)	77
Servicing Fees (Note D)	43
Administration Fees (Note C)	25
Shareholder Reporting Fees	22
Custodian Fees (Note G)	8
Directors' Fees and Expenses	5
Transfer Agency Fees (Note F)	4
Pricing Fees	2
Other Expenses	10
Total Expenses	575
Waiver of Advisory Fees (Note B)	(206)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	368
Net Investment Income	159
Realized Gain (Loss):
Investments Sold	1,606
Foreign Currency Translation	(7)
Net Realized Gain	1,599
Change in Unrealized Appreciation (Depreciation):
Investments	(8,340)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(8,341)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(6,742)
Net Decrease in Net Assets Resulting from Operations	$(6,583)

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$159	$187
Net Realized Gain	1,599	3,069
Net Change in Unrealized Appreciation (Depreciation)	(8,341)	3,889
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,583)	7,145
Dividends and Distributions to Shareholders:
Class II	(3,248)	(3,966)
Capital Share Transactions:(1)
Class II:
Subscribed	1,495	2,741
Distributions Reinvested	3,248	3,966
Redeemed	(5,433)	(5,940)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(690)	767
Total Increase (Decrease) in Net Assets	(10,521)	3,946
Net Assets:
Beginning of Period	38,134	34,188
End of Period	$27,613	$38,134
(1) Capital Share Transactions:
Class II:
Shares Subscribed	139	216
Shares Issued on Distributions Reinvested	325	315
Shares Redeemed	(499)	(461)
Net Increase (Decrease) in Class II Shares Outstanding	(35)	70

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Global Franchise Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$13.66		$12.56		$12.47		$11.18		$13.73
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.06		0.07		0.09		0.10		0.11
Net Realized and Unrealized Gain (Loss)	(2.46)		2.52		1.41		3.09		(0.22)
Total from Investment Operations	(2.40)		2.59		1.50		3.19		(0.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.09)		(0.11)		(0.12)		(0.15)
Net Realized Gain	(1.17)		(1.40)		(1.30)		(1.78)		(2.29)
Total Distributions	(1.24)		(1.49)		(1.41)		(1.90)		(2.44)
Net Asset Value, End of Period	$10.02		$13.66		$12.56		$12.47		$11.18
Total Return(2)	(17.57)%		21.67%		13.21%		29.53%		(1.77)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,613		$38,134		$34,188		$35,293		$32,322
Ratio of Expenses Before Expense Limitation	1.87%		1.80%		1.80%		1.69%		1.77%
Ratio of Expenses After Expense Limitation	1.20	%(3)	1.20	%(3)	1.20	%(3)	1.20	%(3)	1.20	%(3)
Ratio of Net Investment Income	0.51	%(3)	0.52	%(3)	0.74	%(3)	0.82	%(3)	0.88	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	14%		14%		17%		14%		27%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Global Franchise Portfolio. The Company seeks long-term capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$525	$1,383	$—	$1,908
Capital Markets	1,442	—	—	1,442
Health Care Equipment & Supplies	3,199	—	—	3,199
Household Products	822	1,612	—	2,434
Information Technology Services	4,183	—	—	4,183
Life Sciences Tools & Services	2,767	—	—	2,767
Machinery	452	—	—	452
Personal Products	384	536	—	920
Pharmaceuticals	274	—	—	274
Professional Services	535	1,291	—	1,826
Software	3,135	1,426	—	4,561
Textiles, Apparel & Luxury Goods	410	690	—	1,100
Tobacco	2,103	—	—	2,103
Total Common Stocks	20,231	6,938	—	27,169
Short-Term Investment
Investment Company	380	—	—	380
Total Assets	$20,611	$6,938	$—	$27,549

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.13% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $206,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $4,211,000 and $7,881,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$590	$5,173	$5,383	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$380

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$188	$3,060	$276	$3,690

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$151	$1,581

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.4%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 100.0% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $3,060,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $188,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.
23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGFANN
5431844 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Federal Tax Notice	22
Director and Officer Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$983.50	$1,020.82	$4.35	$4.43	0.87%
Global Infrastructure Portfolio Class II	1,000.00	980.90	1,019.56	5.59	5.70	1.12

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –8.02%, net of fees, and –8.32%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –6.62%, but outperformed the S&P Global BMI Index, a proxy for global equities, which returned –18.24%.

Factors Affecting Performance

•  Infrastructure shares decreased 6.62% in the year ending December 31, 2022, as measured by the Index. From a sector perspective, gas midstream, electricity transmission & distribution, other utilities, pipeline companies, gas distribution utilities, toll roads, diversified, and airports outperformed the Index, while water & waste, ports, European regulated utilities, and communications underperformed.

•  2022 was a challenging year for most financial assets, as the headwinds of high inflation, restrictive central bank policymaking in developed markets, war in Ukraine, COVID-19 lockdowns in China, and geopolitical tensions between the U.S. and China served to blunt a robust labor market in the majority of countries and generally positive corporate earnings trends in Western economies. In the context of this challenging year, listed infrastructure securities held up well, outpacing global equities and some parts of the bond market on a relative basis. This outperformance of listed infrastructure was driven by a number of favorable characteristics of the asset class, as well as certain sector-level exposures. In terms of structural characteristics, listed infrastructure's inflation-linked revenues and cash flows, as well as its earnings and cash flow resilience, served it well in a high inflation, high volatility environment. From a sector exposure perspective, listed infrastructure benefited from exposure to defensive asset areas like utilities, in addition to exposure to energy, both traditional energy as well as clean energy, in the context of Russia-Ukraine war and many governments' efforts to transition away from fossil fuel-based, foreign energy sources. Exposure to leisure travel through airports was also a benefit, given the strong travel recovery coming out of the COVID-19 pandemic.

•  For the full-year 2022, the Fund underperformed the Index, due to adverse stock selection, while sector allocation contributed positively. From a bottom-up perspective, the Fund benefited from favorable stock selection in communications, gas midstream, and airports, which was offset by adverse stock selection in the gas distribution utilities, water & waste, and other utilities. From a top-down perspective, the Fund benefited from its overweight positioning in other utilities, water & waste, and gas distribution utilities, and its underweight to European regulated utilities.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and net asset value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the water & waste, other utilities, gas distribution utilities, and airports sectors, and an underweighting to pipeline companies and companies in the electricity transmission & distribution, gas midstream, diversified, European regulated utilities, toll roads, and ports sectors. Our positioning in communications is relatively in line with the Index. Finally, we continue to retain out-of-benchmark positions in renewables.

•  For 2023, despite the material outperformance of listed infrastructure relative to global equities in 2022, we remain constructive for several reasons. First, although there are broader market concerns over a potential "earnings recession" in 2023, we anticipate positive earnings and cash flow growth across most infrastructure subsectors for the year, with some areas set to achieve outsized growth due to

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

follow-on, 2022 inflation-linked pricing escalators for 2023. Second, we anticipate interest rates to be a neutral to positive influence on perceived cost-of-capital in 2023 as long-term bond yields start to roll over in conjunction with fears over recession. And third, we view the backdrop for energy, both in terms of clean energy and traditional energy infrastructure, as particularly strong in the context of the ongoing conflict in Ukraine and tight supply/demand dynamics. Whereas "energy transition" was the sole area of focus in recent years, "energy security" has become equally important, and with it, a renewed focus on traditional energy infrastructure.

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1) and the S&P Global BMI Index(2)

	Period Ended December 31, 2022
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(4)	–8.02%	4.20%	6.52%	7.67%
Dow Jones Brookfield Global Infrastructure IndexSM	–6.62	4.31	6.38	8.63
S&P Global BMI Index	–18.24	5.26	8.38	7.75
Fund – Class II(4)	–8.32	3.94	6.24	4.77
Dow Jones Brookfield Global Infrastructure IndexSM	–6.62	4.31	6.38	6.91
S&P Global BMI Index	–18.24	5.26	8.38	5.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective after the close of business on April 29, 2022, the Fund selected the Dow Jones Brookfield Global Infrastructure IndexSM as its broad-based index as a replacement for the Standard and Poor's Global BMI Index ("S&P Global BMI Index") because it believes the Dow Jones Brookfield Global Infrastructure IndexSM is more reflective of the Fund's principal investment strategies.

(2)  The S&P Global BMI Index is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. The index members represent developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Australia (2.1%)
Transurban Group (Units) (a)	192,102	$1,690
Canada (17.7%)
Enbridge, Inc.	77,047	3,011
GFL Environmental, Inc.	219,782	6,424
Gibson Energy, Inc. (b)	56,557	987
Pembina Pipeline Corp.	62,618	2,126
TC Energy Corp. (b)	41,676	1,662
		14,210
China (8.9%)
China Gas Holdings Ltd. (c)	4,954,400	7,180
France (4.5%)
Aeroports de Paris (d)	1,814	243
Getlink SE	18,601	298
Vinci SA	30,624	3,053
		3,594
Hong Kong (0.9%)
Power Assets Holdings Ltd.	126,000	689
Italy (5.8%)
Infrastrutture Wireless Italiane SpA	378,145	3,815
Terna — Rete Elettrica Nazionale	113,292	837
		4,652
Mexico (2.3%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	57,526	825
Grupo Aeroportuario del Sureste SAB de CV, Class B	42,628	994
		1,819
New Zealand (0.5%)
Auckland International Airport Ltd. (d)	81,786	406
Portugal (0.4%)
EDP Renovaveis SA	15,654	345
Spain (5.3%)
Aena SME SA	4,057	509
Cellnex Telecom SA	42,695	1,416
Ferrovial SA	43,158	1,130
Iberdrola SA	106,774	1,246
		4,301
Switzerland (0.5%)
Flughafen Zurich AG (Registered) (d)	2,403	372
United Kingdom (7.3%)
National Grid PLC	270,022	3,235
Pennon Group PLC	125,487	1,349
Severn Trent PLC	41,467	1,325
		5,909
	Shares	Value (000)
United States (43.4%)
Ameren Corp.	7,029	$625
American Electric Power Co., Inc.	27,172	2,580
American Tower Corp. REIT	22,367	4,739
American Water Works Co., Inc.	10,588	1,614
Atmos Energy Corp.	10,507	1,177
CenterPoint Energy, Inc.	41,154	1,234
Cheniere Energy, Inc.	15,401	2,309
Crown Castle, Inc. REIT	10,287	1,395
Edison International	21,013	1,337
Entergy Corp.	10,481	1,179
Eversource Energy	28,677	2,404
Exelon Corp.	9,520	412
Kinder Morgan, Inc.	35,799	647
NextEra Energy, Inc.	3,847	322
NiSource, Inc.	37,585	1,031
ONEOK, Inc.	15,623	1,026
PG&E Corp. (d)	91,184	1,483
SBA Communications Corp. REIT	8,397	2,354
Sempra Energy	19,491	3,012
Targa Resources Corp.	25,424	1,869
Williams Cos., Inc.	57,784	1,901
Xcel Energy, Inc.	3,199	224
		34,874
Total Common Stocks (Cost $78,030)		80,041
Short-Term Investments (0.9%)
Securities held as Collateral on Loaned Securities (0.5%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	329,953	330
	Face Amount (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (4.27%, dated 12/30/22, due 1/3/23; proceeds $30; fully collateralized by a U.S. Government obligation; 4.38% due 5/15/41; valued at $31)	$30	30
Merrill Lynch & Co., Inc., (4.25%, dated 12/30/22, due 1/3/23; proceeds $31; fully collateralized by a U.S. Government obligation; 1.50% due 2/15/25; valued at $31)	31	31
		61
Total Securities held as Collateral on Loaned Securities (Cost $391)		391

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $348)	348,423	$348
Total Short-Term Investments (Cost $739)		739
Total Investments (100.5%) (Cost $78,769) Including $2,002 of Securities Loaned (e)(f)		80,780
Liabilities in Excess of Other Assets (–0.5%)		(381)
Net Assets (100.0%)		$80,399

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2022.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $29,138,000 and 36.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $82,999,000. The aggregate gross unrealized appreciation is approximately $5,424,000 and the aggregate gross unrealized depreciation is approximately $7,645,000, resulting in net unrealized depreciation of approximately $2,221,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	34.7%
Communications	17.1
Others	17.0
Electricity Transmission & Distribution	12.1
Other*	7.1
Diversified	6.7
Water	5.3
Total Investments	100.0%

*  Percentage indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $78,091)	$80,102
Investment in Security of Affiliated Issuer, at Value (Cost $678)	678
Total Investments in Securities, at Value (Cost $78,769)	80,780
Foreign Currency, at Value (Cost $11)	11
Dividends Receivable	218
Tax Reclaim Receivable	31
Receivable for Fund Shares Sold	4
Receivable from Securities Lending Income	2
Receivable from Affiliate	1
Other Assets	10
Total Assets	81,057
Liabilities:
Collateral on Securities Loaned, at Value	391
Payable for Professional Fees	59
Payable for Investments Purchased	41
Payable for Servicing Fees	41
Payable for Advisory Fees	40
Payable for Fund Shares Redeemed	39
Payable for Custodian Fees	18
Payable for Distribution Fees — Class II Shares	11
Payable for Administration Fees	6
Payable for Transfer Agency Fees	1
Other Liabilities	11
Total Liabilities	658
NET ASSETS	$80,399
Net Assets Consist of:
Paid-in-Capital	$70,327
Total Distributable Earnings	10,072
Net Assets	$80,399
CLASS I:
Net Assets	$30,227
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,318,445 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.00
CLASS II:
Net Assets	$50,172
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,236,273 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.93
(1) Including:
Securities on Loan, at Value:	$2,002

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $153 of Foreign Taxes Withheld)	$2,723
Dividends from Security of Affiliated Issuer (Note H)	31
Income from Securities Loaned — Net	9
Total Investment Income	2,763
Expenses:
Advisory Fees (Note B)	733
Professional Fees	155
Distribution Fees — Class II Shares (Note E)	133
Servicing Fees (Note D)	130
Custodian Fees (Note G)	59
Administration Fees (Note C)	69
Shareholder Reporting Fees	33
Transfer Agency Fees (Note F)	7
Directors' Fees and Expenses	6
Interest Expenses	5
Pricing Fees	3
Other Expenses	16
Total Expenses	1,349
Waiver of Advisory Fees (Note B)	(460)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	885
Net Investment Income	1,878
Realized Gain (Loss):
Investments Sold	7,988
Foreign Currency Translation	(20)
Net Realized Gain	7,968
Change in Unrealized Appreciation (Depreciation):
Investments	(16,968)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(16,971)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(9,003)
Net Decrease in Net Assets Resulting from Operations	$(7,125)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,878	$1,646
Net Realized Gain	7,968	6,024
Net Change in Unrealized Appreciation (Depreciation)	(16,971)	3,185
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,125)	10,855
Dividends and Distributions to Shareholders:
Class I	(2,843)	(2,180)
Class II	(4,465)	(2,860)
Total Dividends and Distributions to Shareholders	(7,308)	(5,040)
Capital Share Transactions:(1)
Class I:
Subscribed	2,567	1,945
Distributions Reinvested	2,843	2,180
Redeemed	(6,055)	(6,091)
Class II:
Subscribed	34,260	14,755
Distributions Reinvested	4,465	2,860
Redeemed	(33,678)	(8,179)
Net Increase in Net Assets Resulting from Capital Share Transactions	4,402	7,470
Total Increase (Decrease) in Net Assets	(10,031)	13,285
Net Assets:
Beginning of Period	90,430	77,145
End of Period	$80,399	$90,430
(1) Capital Share Transactions:
Class I:
Shares Subscribed	325	241
Shares Issued on Distributions Reinvested	404	267
Shares Redeemed	(795)	(745)
Net Decrease in Class I Shares Outstanding	(66)	(237)
Class II:
Shares Subscribed	4,640	1,822
Shares Issued on Distributions Reinvested	639	354
Shares Redeemed	(4,555)	(1,022)
Net Increase in Class II Shares Outstanding	724	1,154

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.34		$7.76		$8.12		$6.80		$7.91
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.17		0.15		0.20		0.20
Net Realized and Unrealized Gain (Loss)	(0.84)		0.92		(0.26)		1.69		(0.79)
Total from Investment Operations	(0.66)		1.09		(0.11)		1.89		(0.59)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.21)		(0.13)		(0.22)		(0.23)
Net Realized Gain	(0.45)		(0.30)		(0.12)		(0.35)		(0.29)
Total Distributions	(0.68)		(0.51)		(0.25)		(0.57)		(0.52)
Net Asset Value, End of Period	$7.00		$8.34		$7.76		$8.12		$6.80
Total Return(2)	(8.02)%		14.26%		(1.15)%		28.30%		(7.85)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,227		$36,573		$35,868		$42,162		$38,642
Ratio of Expenses Before Expense Limitation	1.41%		1.38%		1.36%		1.33%		1.34%
Ratio of Expenses After Expense Limitation	0.88	%(3)(5)	0.87	%(3)	0.87	%(3)	0.87	%(3)	0.87	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.87	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.32	%(3)	2.11	%(3)	2.06	%(3)	2.58	%(3)	2.80	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	89%		59%		62%		30%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$8.27		$7.70		$8.06		$6.76		$7.85
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.15		0.15		0.13		0.18		0.18
Net Realized and Unrealized Gain (Loss)	(0.83)		0.92		(0.26)		1.67		(0.77)
Total from Investment Operations	(0.68)		1.07		(0.13)		1.85		(0.59)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.20)		(0.11)		(0.20)		(0.21)
Net Realized Gain	(0.45)		(0.30)		(0.12)		(0.35)		(0.29)
Total Distributions	(0.66)		(0.50)		(0.23)		(0.55)		(0.50)
Net Asset Value, End of Period	$6.93		$8.27		$7.70		$8.06		$6.76
Total Return(2)	(8.32)%		14.00%		(1.43)%		27.87%		(7.89)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,172		$53,857		$41,277		$46,055		$38,193
Ratio of Expenses Before Expense Limitation	1.66%		1.63%		1.61%		1.58%		1.59%
Ratio of Expenses After Expense Limitation	1.13	%(3)(5)	1.12	%(3)	1.12	%(3)	1.12	%(3)	1.12	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.12	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	2.07	%(3)	1.86	%(3)	1.81	%(3)	2.33	%(3)	2.55	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	89%		59%		62%		30%		44%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

(5)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Note to Financial Statements.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$1,819	$1,530	$—	$3,349
Communications	8,488	5,231	—	13,719
Diversified	1,234	4,183	—	5,417
Electricity Transmission & Distribution	5,636	4,072	—	9,708
Oil & Gas Storage & Transportation	20,758	7,180	—	27,938
Other	11,354	2,280	—	13,634
Toll Roads	—	1,988	—	1,988
Water	1,614	2,674	—	4,288
Total Common Stocks	50,903	29,138	—	80,041
Short-Term Investments
Investment Company	678	—	—	678
Repurchase Agreements	—	61	—	61
Total Short-Term Investments	678	61	—	739
Total Assets	$51,581	$29,199	$—	$80,780

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs,

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$2,002	(a)	$—	$(2,002	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $391,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $1,703,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$391	$—	$—	$—	$391
Total Borrowings	$391	$—	$—	$—	$391
Gross amount of recognized liabilities for securities lending transactions					$391

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $460,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $75,798,000 and $74,333,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$2,577	$55,843	$57,742	$31
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$678

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,242	$4,066	$2,024	$3,016

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,768	$10,525

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.6%.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 19.20% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $4,066,000 as a long-term capital gain distribution.

The Fund designated approximately $145,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,051,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $147,000 and has derived net income from sources within foreign countries amounting to approximately $1,900,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
5431890 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Director and Officer Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$937.00	$1,018.90	$6.10	$6.36	1.25%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of –26.20%, net of fees. The Fund's Class II shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Net Total Return Index (the "Index"), which returned –25.09%, and underperformed the MSCI World Net Index, which returned –18.14%.

Factors Affecting Performance

•  Global real estate securities declined 25.1% during the 12-month period ending December 31, 2022, as measured by the Index. Amid a down market primarily dominated by inflation and related concerns — recession, rising interest rates — the real estate sector underperformed the broader equity markets.

•  North American property stocks declined 25.6% for the year as measured by the FTSE EPRA Nareit North America Net Total Return Index,(i) performing in line with the broader real estate market.

o  The Federal Reserve (Fed) announced its first interest rate hike of 25 basis points (bps) in the first quarter of 2022, followed by more aggressive interest rate hikes in increments of 50 and 75 bps, surprising the market and investors.(ii) The Fed's aggressive monetary policy tightening was negative for risk assets, including real estate, and led to negative absolute performance for real estate investment trusts (REITs).

o  The Fund's security selection in shopping centers, apartments and storage, and the underweight to office companies were the top relative contributors for the year. Key detractors included the underweights to gaming net lease and hotels, and security selection in data centers and in Canada.

•  Within Asia, property stocks returned –11.4% for the year, as measured by the FTSE EPRA Nareit Developed Asia Net Total Return Index,(i) outperforming global real estate securities for the year.

o  The COVID-19 outbreak and tight pandemic policies in Asia, particularly in Hong Kong and mainland China (which led to lockdowns across the country) negatively impacted economic activity for most of the year.

Geopolitical tensions further weighed on investor sentiment, exacerbating supply chain disruptions and aggravating inflation issues. By the second half of 2022, Australia and Japan lifted COVID-19 restrictions, boosting tourism by lifting travel restrictions and accelerating in-person activities, including shopping and dining. Late in the year, Hong Kong and China followed, as the Communist Party of China successfully completed the 20th National Congress in October, and quickly reversed the dynamic zero-COVID policy in an attempt to reverse economic declines. Within the Index, Hong Kong and Singapore outperformed and Australia and Japan underperformed.

o  The Fund's security selection in Japan and the overweight to Hong Kong were key contributors for the year. Key detractors included security selection in Australia and Singapore.

•  European property stocks returned –40.9% for the year, as measured by the FTSE EPRA Nareit Developed Europe Index,(i) underperforming the broader real estate market.

o  In Europe, inflation and the ongoing war in Ukraine were the two dominant themes in 2022. These factors fueled significant market uncertainty and put upward pressure on interest rates across Europe. Markets remained volatile as investors tried to gauge the impact on European economic growth and inflation and appraise the risk of military escalation. Within the Index, Austria, Ireland and Switzerland outperformed, while Germany, Norway and Sweden underperformed.

o  Key Fund contributors included the underweights to Sweden and Germany, and the overweight to and security selection within the Netherlands. Key detractors were the underweight to Switzerland and modest overweight to Ireland.

(i)  The FTSE EPRA Nareit North America Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assume reinvestment of dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2022.

(ii)  One basis point = 0.01%

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted returns for the listed real estate asset class have deteriorated in the intermediate term given the more challenging macro backdrop. However, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions due to rising construction costs, may suggest limited downside in cash flows and support more resiliency in fundamentals, despite near-term macro uncertainty. While our cash flow growth estimates have been reduced for 2023 in light of our expectation for lower gross domestic product growth and a potential recession, we still forecast attractive cash flow growth rates for REITs.

•  Real estate values are ultimately a function of supply, demand and credit. With demand moderating due to slowing growth and credit markets tightening with increasing interest rates, real estate values within the public markets have suffered. In fact, despite the inflation protection typically associated with the listed real estate sector, REITs underperformed the broader equities market. At the same time, and as is often the case, values within the private markets are taking longer to adjust. The appraisal-based nature of private real estate typically lags public valuations by approximately 12 months, while the daily pricing and volatility of listed real estate typically results in overcorrections in the public markets, which may create an interesting arbitrage opportunity as there may be some potential contraction in private real estate values and potential appreciation in public real estate. While credit markets remain tight, the trajectory of Fed interest rate hikes is expected to slow, allowing for normalization in lending, spreads and real estate capitalization rates. Ultimately, we believe the growth profile and values of REITs should hold up better than broader equities and private real estate over the next year.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Net Total Return Index(1), the FTSE EPRA Nareit Developed Index – Net Total Return to U.S. Investors(2) and the MSCI World Net Index(3)

	Period Ended December 31, 2022
	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class II(5)	–26.20%	–3.35%	0.95%	2.00%
FTSE EPRA Nareit Developed Net Total Return Index	–25.09	–0.23	2.99	2.79
FTSE EPRA Nareit Developed Index – Net Total Return to U.S. Investors	–24.60	0.41	3.63	3.32
MSCI World Net Index	–18.14	6.14	8.85	5.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  FTSE EPRA Nareit Developed Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index. Effective after the close of business on April 29, 2022, the Fund selected the FTSE EPRA Nareit Developed Net Total Return Index as its broad-based index as a replacement for the MSCI World Net Index because it believes the FTSE EPRA Nareit Developed Net Total Return Index is more reflective of the Fund's principal investment strategies.

(2)  The FTSE EPRA Nareit Developed Index — Net Total Return to U.S. Investors is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. Investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on April 28, 2006.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Australia (4.0%)
Goodman Group REIT	18,821	$221
National Storage REIT	202,552	319
Region RE Ltd. REIT	244,095	449
Scentre Group REIT	89,389	174
Vicinity Centres REIT	248,580	336
		1,499
Austria (0.3%)
CA Immobilien Anlagen AG	3,394	103
Belgium (1.2%)
Aedifica SA REIT	2,820	230
Warehouses De Pauw CVA REIT	7,550	216
		446
Canada (2.5%)
Chartwell Retirement Residences	32,702	204
InterRent REIT	35,896	339
RioCan Real Estate Investment Trust REIT	24,888	389
		932
France (0.7%)
Carmila SA REIT	3,521	50
Mercialys SA REIT	20,515	215
		265
Germany (1.1%)
LEG Immobilien SE	2,343	153
Vonovia SE	10,958	258
		411
Hong Kong (6.4%)
CK Asset Holdings Ltd.	63,000	386
Link REIT	84,760	620
Sun Hung Kai Properties Ltd.	60,893	832
Wharf Real Estate Investment Co., Ltd.	93,420	544
		2,382
Japan (11.6%)
Frontier Real Estate Investment Corp. REIT (a)	43	167
GLP J-REIT	244	281
Invincible Investment Corp. REIT	693	269
Japan Hotel REIT Investment Corp.	496	292
Japan Metropolitan Fund Investment Corp. REIT	398	317
Japan Real Estate Investment Corp. REIT	67	294
Mitsubishi Estate Co., Ltd.	50,100	649
Mitsui Fudosan Co., Ltd.	38,100	696
Mitsui Fudosan Logistics Park, Inc. REIT	83	303
Nippon Building Fund, Inc. REIT (a)	108	483
Nomura Real Estate Master Fund, Inc. REIT	222	275
Orix, Inc. J-REIT	208	295
		4,321
	Shares	Value (000)
Netherlands (0.8%)
Eurocommercial Properties NV CVA REIT	6,785	$165
NSI NV REIT	5,917	147
		312
Singapore (3.0%)
CapitaLand Integrated Commercial Trust REIT	245,400	374
City Developments Ltd.	27,300	168
Frasers Centrepoint Trust REIT	173,500	272
Mapletree Commercial Trust REIT	239,800	300
		1,114
Spain (1.1%)
Inmobiliaria Colonial Socimi SA REIT	27,888	180
Merlin Properties Socimi SA REIT	23,385	219
		399
Sweden (1.0%)
Castellum AB (a)	9,537	115
Catena AB	2,377	89
Fabege AB	19,584	167
		371
Switzerland (0.5%)
PSP Swiss Property AG (Registered)	1,672	196
United Kingdom (3.7%)
Big Yellow Group PLC REIT	11,004	152
Derwent London PLC REIT	6,053	173
Helical PLC REIT	14,716	59
Impact Healthcare PLC REIT	125,327	160
LondonMetric Property PLC REIT	42,023	87
Segro PLC REIT	44,237	408
UNITE Group PLC REIT	19,212	211
Workspace Group PLC REIT	21,162	114
		1,364
United States (61.6%)
Agree Realty Corp. REIT	18,729	1,328
American Homes 4 Rent, Class A REIT	35,332	1,065
Americold Realty Trust, Inc. REIT	19,601	555
Boyd Gaming Corp.	3,260	178
Brixmor Property Group, Inc. REIT	33,213	753
Digital Realty Trust, Inc. REIT	8,827	885
Equinix, Inc. REIT	2,506	1,642
Equity Residential REIT	13,788	814
Healthpeak Properties, Inc. REIT	16,567	415
Host Hotels & Resorts, Inc. REIT	19,135	307
Iron Mountain, Inc. REIT	10,436	520
Kite Realty Group Trust REIT	30,631	645
Mid-America Apartment Communities, Inc. REIT	8,283	1,300
NETSTREIT Corp. REIT (a)	18,977	348
ProLogis, Inc. REIT	24,912	2,807
Public Storage REIT	9,614	2,694

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
RPT Realty REIT	30,256	$304
Simon Property Group, Inc. REIT	9,598	1,128
SITE Centers Corp. REIT	21,814	298
Sun Communities, Inc. REIT	6,870	982
UDR, Inc. REIT	16,895	654
Ventas, Inc. REIT	11,767	530
VICI Properties, Inc. REIT	39,867	1,292
Welltower, Inc. REIT	22,581	1,480
		22,924
Total Common Stocks (Cost $39,113)		37,039
Short-Term Investments (1.7%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	402,891	403
	Face Amount (000)
Repurchase Agreements (0.2%)
HSBC Securities USA, Inc. (4.27%, dated 12/30/22, due 1/3/23; proceeds $37; fully collateralized by a U.S. Government obligation; 4.38% due 5/15/41; valued at $38)	$37	37
Merrill Lynch & Co., Inc. (4.25%, dated 12/30/22, due 1/3/23; proceeds $38; fully collateralized by a U.S. Government obligation; 1.50% due 2/15/25; valued at $38)	38	38
		75
Total Securities held as Collateral on Loaned Securities (Cost $478)		478
	Shares
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $155)	155,355	155
Total Short-Term Investments (Cost $633)		633
Total Investments (101.2%) (Cost $39,746) Including $1,110 of Securities Loaned (b)(c)		37,672
Liabilities in Excess of Other Assets (–1.2%)		(433)
Net Assets (100.0%)		$37,239

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2022.

(b)  The approximate fair value and percentage of net assets, $13,183,000 and 35.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $40,486,000. The aggregate gross unrealized appreciation is approximately $1,163,000 and the aggregate gross unrealized depreciation is approximately $3,979,000, resulting in net unrealized depreciation of approximately $2,816,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Retail	18.9%
Diversified	15.8
Residential	15.5
Other**	13.3
Industrial	13.1
Self Storage	8.5
Health Care	8.1
Data Centers	6.8
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $39,188)	$37,114
Investment in Security of Affiliated Issuer, at Value (Cost $558)	558
Total Investments in Securities, at Value (Cost $39,746)	37,672
Foreign Currency, at Value (Cost $53)	53
Dividends Receivable	112
Receivable for Investments Sold	31
Tax Reclaim Receivable	20
Receivable for Fund Shares Sold	7
Receivable from Affiliate	1
Receivable from Securities Lending Income	—	@
Other Assets	11
Total Assets	37,907
Liabilities:
Collateral on Securities Loaned, at Value	478
Payable for Professional Fees	53
Deferred Capital Gain Country Tax	30
Payable for Investments Purchased	23
Payable for Fund Shares Redeemed	21
Payable for Custodian Fees	13
Payable for Advisory Fees	13
Payable for Servicing Fees	11
Payable for Distribution Fees — Class II Shares	8
Payable for Administration Fees	3
Payable for Transfer Agency Fees	1
Other Liabilities	14
Total Liabilities	668
NET ASSETS	$37,239
Net Assets Consist of:
Paid-in-Capital	$43,488
Total Accumulated Loss	(6,249)
Net Assets	$37,239
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 5,347,225 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.96
(1) Including:
Securities on Loan, at Value:	$1,110

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $64 of Foreign Taxes Withheld)	$1,284
Dividends from Security of Affiliated Issuer (Note H)	8
Income from Securities Loaned — Net	4
Total Investment Income	1,296
Expenses:
Advisory Fees (Note B)	358
Professional Fees	147
Distribution Fees — Class II Shares (Note E)	112
Servicing Fees (Note D)	76
Administration Fees (Note C)	36
Shareholder Reporting Fees	26
Custodian Fees (Note G)	23
Pricing Fees	7
Transfer Agency Fees (Note F)	5
Directors' Fees and Expenses	5
Other Expenses	10
Total Expenses	805
Waiver of Advisory Fees (Note B)	(245)
Rebate from Morgan Stanley Affiliate (Note H)	(1)
Net Expenses	559
Net Investment Income	737
Realized Loss:
Investments Sold (Net of $1 of Capital Gain Country Tax)	(3,515)
Foreign Currency Translation	(3)
Net Realized Loss	(3,518)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $7)	(11,370)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(11,373)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(14,891)
Net Decrease in Net Assets Resulting from Operations	$(14,154)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) In Net Assets
Operations:
Net Investment Income	$737	$1,066
Net Realized Gain (Loss)	(3,518)	12,068
Net Change in Unrealized Appreciation (Depreciation)	(11,373)	(1,166)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,154)	11,968
Dividends and Distributions to Shareholders:
Class II	(3,736)	(1,323)
Capital Share Transactions:(1)
Class II:
Subscribed	3,822	4,667
Distributions Reinvested	3,736	1,323
Redeemed	(10,706)	(11,612)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,148)	(5,622)
Total Increase (Decrease) in Net Assets	(21,038)	5,023
Net Assets:
Beginning of Period	58,277	53,254
End of Period	$37,239	$58,277
(1) Capital Share Transactions:
Class II:
Shares Subscribed	486	488
Shares Issued on Distributions Reinvested	503	135
Shares Redeemed	(1,264)	(1,222)
Net Decrease in Class II Shares Outstanding	(275)	(599)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$10.36		$8.56		$10.80		$9.87		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.18		0.16		0.18		0.25
Net Realized and Unrealized Gain (Loss)	(2.81)		1.85		(1.86)		1.58		(1.13)
Total from Investment Operations	(2.67)		2.03		(1.70)		1.76		(0.88)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.23)		(0.37)		(0.29)		(0.34)
Net Realized Gain	(0.34)		—		(0.17)		(0.54)		—
Total Distributions	(0.73)		(0.23)		(0.54)		(0.83)		(0.34)
Net Asset Value, End of Period	$6.96		$10.36		$8.56		$10.80		$9.87
Total Return(2)	(26.20)%		23.83%		(14.85)%		18.06%		(8.20)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$37,239		$58,277		$53,254		$70,426		$66,751
Ratio of Expenses Before Expense Limitation	1.80%		1.81%		1.81%		1.64%		1.66%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.33	%(3)(4)
Ratio of Net Investment Income	1.65	%(3)	1.89	%(3)	1.89	%(3)	1.67	%(3)	2.37	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	88%		123%		53%		24%		36%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class II shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Data Centers	$2,527	$—	$—	$2,527
Diversified	—	5,871	—	5,871
Health Care	2,629	390	—	3,019
Industrial	3,362	1,518	—	4,880
Industrial/Office Mixed	—	202	—	202
Lodging/Resorts	485	561	—	1,046
Office	—	1,720	—	1,720
Residential	5,154	622	—	5,776
Retail	5,193	1,828	—	7,021
Self Storage	2,694	471	—	3,165
Specialty	1,812	—	—	1,812
Total Common Stocks	23,856	13,183	—	37,039
Short-Term Investments
Investment Company	558	—	—	558
Repurchase Agreements	—	75	—	75
Total Short-Term Investments	558	75	—	633
Total Assets	$24,414	$13,258	$—	$37,672

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$20
Purchases	—
Sales	(—	)†
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Distribution	(20)
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$—

†  Includes a security valued at zero.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,110	(a)	$—	$(1,110	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $478,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $689,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$478	$—	$—	$—	$478
Total Borrowings	$478	$—	$—	$—	$478
Gross amount of recognized liabilities for securities lending transactions					$478

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $245,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $39,493,000 and $45,117,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$298	$13,064	$12,804	$8
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$558

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$3,531	$205	$1,323	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to an adjustment to prior period equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2022:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2	$(2)

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$659	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,859,000 and $230,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed,

unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 96.7%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 0.12% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $205,000 as a long-term capital gain distribution.

The Fund designated approximately $363,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $398,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN
5431915 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	11
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	39
Consolidated Statements of Changes in Net Assets	40
Consolidated Financial Highlights	41
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	56
Liquidity Risk Management Program	57
Federal Tax Notice	58
Director and Officer Information	59

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,004.90	$1,020.72	$4.40	$4.43	0.87%
Global Strategist Portfolio Class II	1,000.00	1,003.60	1,020.22	4.90	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –16.94%, net of fees, and –17.07%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the MSCI All Country World Index (the "Index" or "MSCI ACWI"), which returned –18.36%, and also outperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned –17.33%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(i)

•  Global markets suffered steep losses in 2022 as investor sentiment was dominated by the highest inflation in decades, rising policy interest rates and growing fears of central bank-induced recessions around the world. For the first time in any calendar year on record, both the S&P 500 Index and 10-year U.S. Treasuries lost more than –10% each, leading to disappointing returns for traditional 60/40 portfolios (that is, investing 60% of a portfolio in stocks and 40% in bonds). In addition to the volatile macroeconomic environment, markets also faced significant geopolitical turmoil as Russia launched its invasion of Ukraine in the first quarter of 2022, which caused energy and food prices to surge. Although this price spike pushed inflation to even higher levels over the summer, it also meant that commodities were among the few asset classes that advanced for the year (S&P GSCI Index +26.0%).

•  Global equities fell –18.4% (the Index in USD) as the Federal Reserve's (Fed) rate hiking campaign forced U.S. equity valuations lower, particularly for unprofitable tech stocks that had surged to record levels in 2021. Investor concerns started to shift away from inflation and toward recession in the fourth quarter of 2022 after consecutive inflation reports indicated that inflation had peaked, increasing worries that central banks might overtighten policy rates and tip the global economy into recession in 2023. Energy was the only sector in positive territory in 2022 (MSCI ACWI Energy Index +27.5% in local currency terms), while all other sectors booked losses, with the growth-heavy communication services sector recording the largest drawdown (MSCI ACWI Communication Services –36.2% in local currency terms). Within equity factors, Value continued its rally, outperforming Growth by +23.3% (MSCI ACWI Value Index –5.8%, MSCI ACWI Growth Index –29.0%, both in USD).(ii)

•  Bond prices fell –17.3% (J.P. Morgan Global Government Bond Index in USD). At the end of 2021, investors had incorrectly assumed inflation would turn out to be transitory, pricing in only three rate hikes of 25 basis points (bps) each for 2022. As price pressures persisted, however, and the Ukraine war fueled inflation further, the Fed commenced its steepest hiking cycle in history, completing 425 bps worth of hikes in under 12 months. The 10-year Treasury yield increased to 3.87% from 1.51%, with the 2/10 yield curve (the difference between 2- and 10-year Treasury yields) inverting in July and staying inverted for the remainder of the year, triggering a commonly cited recession signal. The European Central Bank (ECB) also started its tightening cycle, ending the

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg. The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI Energy Index measures the equity market performance of energy stocks in developed and emerging markets. The MSCI ACWI Communication Services Index measures the equity market performance of communication services stocks in developed and emerging markets. The MSCI ACWI Value Index measures the equity market performance of stocks exhibiting value style characteristics in developed and emerging markets. The MSCI ACWI Growth Index measures the equity market performance of stocks exhibiting growth style characteristics in developed and emerging markets. The MSCI ACWI ex U.S. Index measure stock market performance across 22 of 23 developed markets countries (excluding the U.S.) and 24 emerging markets countries. The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies. The J.P. Morgan Global Government Bond Index is a market value weighted fixed income index comprised of government bonds in developed countries. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. The S&P GSCI Industrials Index measures the performance of the industrial metals market. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The Nasdaq 100 Index is a capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. One basis point = 0.01%.

(ii)  Due to rounding, the figures may not appear to calculate precisely.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

eurozone's era of negative interest rates, to regain control of double-digit inflation. By the end of the year, the ECB's main policy rate had increased by 250 bps, with the ECB also announcing its quantitative tightening program would start in March 2023.

•  Commodities and the U.S. dollar were the two notable exceptions to the broad market decline in 2022 (S&P GSCI Index +26.0%, DXY Index +8.2%). The U.S dollar advanced versus all G10 currencies in the first three quarters of 2022 due to the Fed's aggressive rate hikes but reversed course in the fourth quarter as investors began to anticipate the end of the Fed's hiking cycle and started to price in narrowing yield differentials relative to other currencies. The Mexican peso (+5.2%) and Brazilian real (+5.4%) were the only currencies from the broader group of G20 currencies that gained versus the dollar, while the Argentine peso (–42.3%) saw the largest decline of the group due to uncontrolled inflation surging above 90%. Commodities closely tracked oil prices, which surged to $128 per barrel following Russia's invasion of Ukraine and remained elevated for the first half of the year. During the second half, however, commodity prices declined –7.3%, driven by an easing of the supply chain issues caused by the war, the release of some of the U.S. Strategic Petroleum Reserves, and weaker industrial metals prices. The prospect of a 2023 recession weighed on the demand outlook for industrial metals and more than offset supply constraints that had pushed prices higher earlier in the year, resulting in a decline of –7.6% for the year (S&P GSCI Industrial Metals Index).

•  The Fund's asset allocation mix of an average overweight in equities and fixed income had a negative impact on performance.

•  Active positions within equities contributed to performance. Contributors included overweight positions in U.S. Value vs. Anti-Value; in European Union (EMU), global ex-U.S. and exploration & production stocks all vs. U.S. equities; in Chinese vs. global equities and a directional overweight in EMU equities. Detractors included overweight positions in U.S. bank stocks vs. U.S. equities, in tobacco stocks vs. staples ex-tobacco stocks, in developed market auto parts manufacturer stocks vs. developed market equities, in EMU transport infrastructure stocks vs. developed market equities, and directional overweights in U.S. equities (via S&P 500 and NASDAQ 100).

•  Active positions within fixed income contributed to performance. Contributors included an overweight in

Brazil 2- and 3-year bonds vs. U.S. 5-year Treasuries, and directional overweights in Chinese 10-year bonds and U.S. 10-year TIPS (Treasury inflation-protected securities). Detractors included directional overweight positions in Brazil 3- and 5-year bonds and Australian 10-year bonds.

•  Active positions within commodities had a positive impact on performance as an underweight in bitcoin contributed. An overweight in aluminum and an underweight in copper detracted.

•  Active currency positions detracted from performance. Detractors during the period included overweight in the Chilean peso, in Thai baht vs. Taiwan dollar, in defensive currencies vs. the U.S. dollar, and in the Russian ruble vs. the Canadian dollar and Norwegian krone. Overweight positions in developed market currencies vs. the U.S. dollar, in the Chinese yuan vs. a global trade-weighted currency basket, and a directional underweight in the U.S. dollar contributed to performance.

Management Strategies(iii)

2023 Global Multi-Asset Team Outlook

After one of the toughest years for both stocks and bonds in decades, there is a pervasive sense of cautiousness and apprehensiveness on the part of investors and asset owners: Is the nightmare over? Or will 2023 bring more of the same?

In this piece, we lay out key macroeconomic and investment themes we expect will materialize over the coming year. Some of the themes are continuation of existing trends, others are new trends we expect to be established in coming quarters, and yet others are reversals of prior trends. However, we do see all these 2023 themes and trends occurring in the context of a broad multi-year regime shift driven by the end of "free" money and end of low-flation; structural trends we have been writing about for nearly three years.

The Most Anticipated Recession Ever

The consensus expects an imminent (2023), short and shallow U.S. recession. By contrast, we expect a soft landing in 2023, followed by a deep recession in 2024.

A year ago, we expected the trifecta of a doubling in mortgage rates, skyrocketing gasoline prices and a fiscal cliff to drive the U.S. into recession. But the fiscal cliff did not materialize: the

(iii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

effect of the 2020-2021 stimulus continued because nearly half of the $6 trillion COVID stimulus was saved. In 2022 households drew down nearly $1.2 trillion of excess savings, which helped offset the hit from $5.00 per gallon gasoline and 7% mortgage rates. Ultimately, the U.S. economy bent but did not break.

However, with the Fed raising rates by the most in 30 years, most economists and market participants expect a recession in 2023. In this respect, it is likely to be the most anticipated recession ever. This is interesting from a contrarian point of view. We are intrigued by the possibility that, after skirting recession in 2022, the U.S. economy avoids it again in 2023 as gasoline prices have now collapsed 35% from last June, supply-shortage-driven inflation is reversing, mortgage rates appear to have peaked, and the COVID fiscal stimulus is still coursing through the economy in the form of excess savings. In addition, the shift from goods to services demand, which is still not complete, is favorable for the U.S. economy as more services than goods are domestically produced. And our proprietary recession indicator, which anticipates recessions by an average of eight months, has still not yet triggered, though it is getting close. Of course, it's not all sunshine and roses, as job growth has more than halved from 600,000 new jobs per month a year ago to 250,000 today, wages are decelerating, and the Fed is likely to bring rates to 5% while inflation drops to around 3% by year-end. But until the COVID stimulus/excess savings is spent, probably by the end of 2023, the economy is likely to keep growing, with 2024 being a bigger recession risk, especially if inflation falls but not all the way to 2%, which could cause the Fed to resume rate hikes.

The 2024 recession is likely to be deep because for inflation to fall to 2%, it would require either zero growth for nearly three years or a 2% decline in economic activity in one year. A normal recession is thus much more probable, most likely in 2024, when the excess savings run out and the Fed is still tight.

The Reversal of the Great Inflation of 2021-2022 — Or Inflation Peaks, Drops, But Not Quite to 2%

2022 saw core inflation skyrocket to a peak of 6.7% on the consumer price index (CPI) and 5.4% on personal consumption expenditures (PCE) in the U.S. That was a more than 400 bp acceleration from the lows of 2021. This inflation tsunami occurred in most developed and emerging markets. For example, the eurozone saw headline inflation hit nearly 11% in December (core 5.2%) from less than 2% in 2021.

Our framework has been that inflation has shifted structurally higher from the 2010s and that 2% could turn out to be a floor, rather than the ceiling that it was in the prior couple of decades. However, a combination of cyclical supply and demand factors did drive the acceleration in inflation to much higher levels than the structural trend would imply. Our work, partially based on research from the Federal Reserve of San Francisco, indicates that about half of the acceleration in core inflation was supply-driven and the other half demand-driven, and that most of the supply-driven acceleration will recede, as it has started to, over the coming year. If indeed supply-driven inflation goes back from contributing 2.6% to its historical norm of 1.0%, we expect overall core inflation will fall to 3.5%. Demand-driven inflation is also slowing from 2.5% due to sub-par growth in 2022 but will likely require a deeper economic drawdown to drop back to its 0.8% historical contribution to overall inflation. Historically, it has taken a nearly 4% output gap widening for inflation to drop 150 bps. So without a recession, overall core inflation could drop to 3% or modestly below, but getting to the Fed's 2% target will likely require a recession.

However, we believe inflation will be dropping so dramatically in 2023 from the 2022 peak, mostly from easing supply-driven inflation, that the Fed is unlikely to decide to push the economy into a recession until it is clear that inflation is likely to stabilize at too high of a level. In addition, if the Fed gets to 5% policy rates, core inflation of 3% will result in positive 200 bps real rates. That level of real rates is usually sufficiently tight to trigger a significant slowdown when fiscal policy is not pushing in the other direction (as it is still doing through the spending of the reservoir of saved fiscal transfers). We therefore expect a pause starting in March until at least September while the Fed assesses how low inflation will be dropping and whether growth slows enough to reduce inflationary pressures in the labor market. Eventually, if we are correct that demand-driven inflation can only be cured by more slack in the economy and the labor market, the Fed will need to either raise rates even further or at least hold them at 5% for longer than is expected by the market.

There is, of course, the possibility that inflation drops a lot more than expected — a scenario we, and others, have labeled "Immaculate Disinflation," where core inflation drops back to 2% without the unemployment rate rising much and without a recession. The likeliest causes for this would be that most of the inflation we have observed in the past two years was driven by supply issues, not only in goods but also in the labor market, and/or that prices slide back down very steep supply curves as the overheated demand environment of

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

2020-2021 cools back to normalcy. This Immaculate Disinflation scenario would enable an economic soft-landing with rate cuts in late 2023-early 2024 and a renewed economic expansion for a few years. This is clearly the most contrarian scenario for markets as it would argue for a continuing rally in stocks (and bonds) and a rebound in commodities.

Bear Market Interrupted But Not Complete

In addition to forecasting an imminent, short and shallow recession, the market consensus generally expects that stocks will have a difficult first half of 2023, with recession and weaker earnings as drivers, but will rebound in the second half on recession exit, bottoming earnings and Fed cuts. However, we believe that this framework is based on the past two decades where inflation was absent and economic/earnings cycles drove stock market performance. The current market cycle is driven more by inflation, reminiscent of the 1965-1985 era. During those inflation-driven cycles, the stock market tended to bottom with peaks in inflation, policy rates and bond yields, not with economic activity troughs, which tended to occur a few months or quarters later. And a peak in inflation, policy rate expectations and bond yields is what we saw in the fourth quarter: core CPI peaked at 6.7%, terminal fed funds expectations peaked at 5.15%, nominal yields peaked at 4.34% and TIPS at 1.79% (intraday). With inflation on its way to 3%, fed funds likely to peak around 5%, nominal yields at 3.7% and TIPS at 1.3%, inflation fears and Fed fears have likely peaked, at least for the foreseeable future. As a result, the stock market low in October could prove a lot more durable than the consensus expects, at least until the Fed is forced to reconsider, if inflation turns out too sticky or the economy slips into recession — both of which we don't expect until the later part of the year. Net-net, our growth, inflation and Fed scenarios argue for a stronger first half 2023 for stocks but a tougher second half and 2024 with inflation unfinished business.

As a result of these views, we have been overweight equities (in the eurozone) and bonds (mostly U.S. and emerging markets) since October. However, we recognize that equities, in the U.S. in particular, have likely not fully adjusted to the higher inflation regime and the end of "free" money. We have discussed at length our views that the 2009-2022 bull market ended in the type of speculative mania that usually takes years to unwind. Despite an 18% decline in 2022 (S&P 500 Index), U.S. stocks never got close to being cheap at the lows and are currently back to expensive levels which are inconsistent with inflation still forecasted to be above target in a year, with positive real interest rates both at the short and the long end, and the likelihood of a Fed-engineered recession in 2024. For this reason, we have tilted our equity overweight to the eurozone where equities did get cheap in October (10.5x forward earnings per share), the eurozone economy is likely exiting an energy-shock-driven recession, and underlying inflation is less likely to require severe monetary tightening and a recession.

In addition, we fully expect to reduce this equity overweight and move back to an underweight position if our macroeconomic scenario for 2023 plays out. It is worth remembering that, after the late 1990s bubble, it took three years for S&P multiples to compress from 25x to 14x and another six years (and the Global Financial Crisis) to get to outright cheap levels of 10x — and that was with inflation below 1%, trillions of dollars in quantitative easing (QE,) zero interest rate policy (ZIRP), and hundreds of billions of dollars in fiscal stimulus. This cycle, U.S. multiples compressed from 23x to 15.5x and are already back to 17x with inflation at twice the target and rates on their way to 5%. In 140 years, a secular bull market in U.S. stocks has never started with such high earnings multiples — the start of the next secular bull market is likely years away.

Leaders of the Next Cycle Emerging

We have long been of the view that winners of one decade are rarely winners of the next. This is an easily observable phenomenon over the past 60-70 years for which financial data is widely available. This has applied to stocks and stock market indices, to industries and themes, as well as to investment styles and countries. The long stock bull market of the past 12 years saw some very powerful leadership trends which we believe are in the process of changing or reversing, or soon will. In the section below, we highlight five new areas of leadership which will become more visible in 2023 and will likely persist over the coming years.

•  Value Bull Market Continues (Has Anyone Noticed?)

  The 2009-2021 bull market saw one of the most powerful advances in Growth stocks of the past half century. Growth stocks (using the Russell 1000 Growth Index) outperformed Value stocks (the Russell 1000 Value Index) by 145% from their trough in 2006, with the last four years (2017-2020) seeing 90% outperformance. That is even bigger than the 1990s 76% Growth (relative) bull market (with 1998-2000 seeing +65%). Interestingly, since the summer of 2020, Value stocks have

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

outperformed Growth significantly, but few market participants appear to be viewing this as what it is: the end of the Growth bull market of the 2010s and the beginning of the Value bull market of the 2020s. This is partially understandable since it has been so long since Value stocks have had a sustained period of outperformance — more than 15 years — and anything that goes for a decade has a way of convincing everyone that it is the new reality. In practice, this is exactly what gives rise to the tremendous opportunity we see in Value stocks: the trend has already begun (two years ago), but the valuation gap between Value and Anti-Value is still tremendous and few are actually positioned for sustained outperformance. For the past decade, selling the Value rips and buying the Growth dips was the recipe for success — the opposite is now operational: sell the Growth rips and buy the Value dips. Importantly, Value stocks are cheap and attractive not just in the U.S., but in Europe, Japan and emerging markets as well.

•  The Rise of the Rest

  U.S. stocks have trounced non-U.S. stocks for so long that many U.S. allocators are starting to wonder: why bother with the trouble of non-U.S. investing? The best and largest economy is right here at home, with the best companies, the most innovation, the deepest capital markets, the best shareholder protections. All true or at least partially true, but also misleading on two counts: first, that is more of a description of the past decade than the next decade and, second, it does not address the most important driver of future returns, the price being paid.

  Since 2009, the U.S. benefited from an absence of serious crises (having earlier suffered from a housing and banking bust), low inflation, easy money, an appreciating currency, a tech boom, a corporate tax cut — no wonder U.S. stocks outperformed non-U.S. stocks by approximately 280% (as represented by the S&P 500 Index and MSCI ACWI ex U.S. Index, respectively)! However, it became increasingly clear to us that the many advantages U.S. stocks benefited from in the 2010s are reversing in the 2020s: the U.S. economy is the most overheated of major economies with inflation most entrenched and the U.S. is also facing the highest policy rates in the developed world, both of which increase the likelihood of an eventual recession; the U.S. dollar bull market is likely over; and overpriced tech stocks are no longer an advantage. In addition, U.S. stocks have gone from trading at par with global stocks in 2009 to trading at the biggest premium ever. Expensive valuations and a clear weakening in previously superior fundamentals likely mark the beginning of the end of the U.S.'s outperformance. Unlike the Value bull market, which has been in train for two years, international stocks' outperformance is a nascent trend, having just started in October 2022, but one we expect to last many years. Within "international" stocks, we expect almost all of the following to outperform U.S. equities:

•  Japan's Back:

  After a 30-year derating, Japanese equities are priced at an attractive 20% discount to U.S. equities and the yen is now so cheap that manufacturing unit labor costs are lower in Japan than in China. Even though Japan is not experiencing an inflation surge like the U.S. or even the eurozone, there are indications that Japan is likely exiting its 20-year deflation nightmare with land prices finally beginning to rise and "true" core inflation approaching 2%. Monetary policy is likely to begin normalizing over the coming quarters but is unlikely to get tight, as inflation is not excessive, simply returning to target. In addition, due to 30 years of underperformance, Japan has fallen into total indifference from major asset allocators (remembering that the opposite of love is not hate, but indifference!) All in all, Japan is a cheap equity market with a competitive economy coming out of deflation — a very attractive combination.

•  EMU Survives the Seven Plagues:

  In the 2010s, the eurozone suffered multiple episodes of sovereign debt panic, with five countries ultimately requiring bailouts or support from the European Union, and just when the peripheral crises began to ebb, Brexit caused another panic in the eurozone. The 2020s were supposed to turn the page on crises when Russia unexpectedly invaded Ukraine, causing an energy shock as big as the twin oil shocks of the 1970s. Each of these seven crises took European equities to new lows relative to the U.S.: by October 2022, eurozone equities had underperformed U.S. equities by a staggering 72%

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

in common currency with the help of the euro going back below parity for the first time since the early days of the common currency. At the recent low, eurozone equities were trading at a 36% discount to U.S. equities, nearly twice their normal discount. Even after outperforming by more than 20% in the past three months, EMU equities still trade at a 28% discount to the U.S., and it is looking increasingly likely that the worst of the energy crisis has passed (after huge energy demand destruction and a big shift in sources of supply) and that the economy is exiting a mild and short recession. The ECB is normalizing policy rates, but given much lower wage growth, it will likely not need to raise rates into restrictive territory (though that is a risk). Most investors are still shell-shocked from the most recent crisis and remain pessimistic. Again, this is a cheap market (at least relative to the U.S.), exiting a recession and a crisis, with still deeply oversold conditions and a very competitive exchange rate — we have been overweight eurozone equities unhedged (funded by a U.S. underweight) and continue to expect outperformance in 2023 (and likely beyond).

•  EM ex-China Emerges from the Gloom:

  Similar to Japan and Europe, though for different reasons, emerging markets (EM) have underperformed significantly in the past decade. A big part of it was the unwind of the EM/China/BRICs/commodities boom of the 2000s. Another was the shift to large-cap tech, which are only really present in China, Korea and Taiwan, stranding the rest of EM. The rest was poor economic policy (Turkey, South Africa, Brazil, and others). With now nearly 12 years' distance from the peak of the EM boom in 2010, EM ex-China equities have nearly roundtripped to their post-Asian crisis (relative) lows. The valuations are not quite as low as in 1998 to 2001, but EM ex-China equities recently hit a 44% discount to the U.S. (though are now at a 28% discount). Just like the euro and the yen, EM ex-China currencies are the most competitive they have been in 30 years. In 2023, we expect EM ex-China GDP growth to outperform U.S. and developed markets GDP, usually a strong catalyst for earnings and market outperformance, particularly from such a low valuation and currency starting point.

•  U.S. Dollar Bear Market has Begun:

  Similar to U.S. equities and for some of the same reasons, the U.S. dollar has performed spectacularly in the past decade. The combination of the housing and banking bust of 2008-2009 and multiple rounds of QE/ZIRP had taken the U.S. dollar to its weakest level in real effective terms since Bretton Woods. From this record-low starting point, the U.S. dollar exploded into a spectacular 11-year bull market supported in the last two years by an overheating economy and an increasingly hawkish Fed. We expect that the U.S. dollar bull market has ended and that a U.S. dollar bear market has begun. The catalyst for the turn was the triple peak in inflation, Fed expectations and bond yields in the fourth quarter. The trend towards a weaker U.S. dollar will continue as non-U.S. growth improves over 2023 and non-U.S. central banks tighten monetary policy. A recession in late 2023 or 2024 would seal the deal for the U.S. dollar bear market, but that is still a long ways off — multiple dollar bear market rallies are likely over the coming year, but the past decade's trend has reversed.

Bonds: The Long Nightmare for Bond Holders is Over

For more than a decade, as central banks fought one deflationary crisis after another (housing, banking, peripheral, COVID), real yields collapsed further and further into negative territory, culminating in an average –2% real yield across the U.S., Germany, Japan and the U.K. in early 2022. Never had governments paid so little to bondholders. As one pundit described it: return-free risk. The inflation shock of 2021-2022 and the tardy monetary policy response caused a huge backup in policy rates and market yields, resulting in the worst drawdown for government bonds in history. One small silver lining is that one market now offers real yields high enough for some potential return and some deflation protection: the U.S., with real yields near a range between 1.35% (10-year) and 2.25% (2-year). But with negative carry and roll between –20 bps and –110 bps, extending duration at the current time is costly. Over the medium term, we expect that the end of the low inflation regime will prevent the return of nominal yields to the low levels seen over the past decade. However, secular downward pressures on real interest rates, such as slowing trend growth in most major economies and large aggregate debt burdens, will ultimately lead to lower medium- and long-term real yields. In other

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

words, medium-term inflation swaps that price in a return to the low-flation environment are poised to be repriced wider. In light of the continuing cyclical disinflation we expect this year, this repricing will likely play out with some delay. Most other markets' real yields are still too low, close to zero, not offering any real return potential nor much deflation protection. A potential opportunity for steepeners is building in the U.S. as peaking inflation finally causes terminal Fed expectations to decline.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2022
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–16.94%	1.91%	4.10%	3.75%
MSCI All Country World Index	–18.36	5.23	7.98	6.27
Customized MSIM Global Allocation Index	–17.33	2.71	4.45	N/A
Fund – Class II(5)	–17.07	1.80	3.97	4.13
MSCI All Country World Index	–18.36	5.23	7.98	7.47
Customized MSIM Global Allocation Index	–17.33	2.71	4.45	4.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broad based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (55.0%)
Agency Fixed Rate Mortgages (4.0%)
United States (4.0%)
Federal Home Loan Mortgage Corporation, Conventional Pool: 4.50%, 1/1/49		$12	$12
Gold Pools: 3.50%, 2/1/45 - 6/1/45		174	162
4.50%, 1/1/49		8	8
Federal National Mortgage Association, Conventional Pools: 3.50%, 1/1/51		457	422
4.00%, 11/1/41 - 1/1/46		182	175
4.50%, 3/1/41 - 11/1/44		74	72
5.00%, 1/1/41 - 3/1/41		28	28
6.00%, 1/1/38		5	6
January TBA: 2.00%, 1/1/53 (a)		650	531
2.50%, 1/1/53 (a)		300	254
3.00%, 1/1/53 (a)		520	457
4.00%, 1/1/53 (a)		350	329
4.50%, 1/1/53 (a)		100	96
5.00%, 1/1/53 (a)		200	197
6.00%, 1/1/53 (a)		420	427
Government National Mortgage Association, Various Pools: 4.00%, 7/15/44		12	11
5.00%, 2/20/49		3	3
Total Agency Fixed Rate Mortgages (Cost $3,348)			3,190
Asset-Backed Securities (0.3%)
Ireland (0.1%)
European Residential Loan Securitisation 2019-NPL1 DAC, Class A 1 Month EURIBOR + 3.25%, 5.14%, 7/24/54 (b)	EUR	97	103
United States (0.2%)
Renaissance Home Equity Loan Trust, 1 Month USD LIBOR + 0.76%, 5.15%, 12/25/32 (b)		$68	63
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 2.09%, 7/25/39 (b)	EUR	74	76
			139
Total Asset-Backed Securities (Cost $241)			242
Commercial Mortgage-Backed Securities (0.6%)
United Kingdom (0.1%)
Taurus 2018-2 UK DAC, 3 Month GBP SONIA + 1.22%, 4.50%, 5/22/28 (b)	GBP	59	70
United States (0.5%)
Commercial Mortgage Trust, 3.96%, 3/10/47		$144	140
4.24%, 2/10/47 (b)		77	75
4.75%, 7/15/47 (b)(c)		100	91
	Face Amount (000)		Value (000)
WFRBS Commercial Mortgage Trust, 4.98%, 9/15/46 (b)(c)		$140	$126
			432
Total Commercial Mortgage-Backed Securities (Cost $531)			502
Corporate Bonds (12.3%)
Australia (0.5%)
Macquarie Group Ltd., 4.15%, 3/27/24 (c)		50	50
NBN Co. Ltd., 2.63%, 5/5/31 (c)		200	159
Transurban Finance Co. Pty Ltd., 2.00%, 8/28/25	EUR	100	103
Westpac Banking Corp., 2.67%, 11/15/35		$125	93
			405
Canada (0.7%)
Enbridge, Inc., 2.50%, 1/15/25		125	118
Province of Ontario Canada, 2.30%, 6/15/26		190	176
Province of Quebec Canada, 0.00%, 10/29/30	EUR	210	174
Rogers Communications, Inc., 3.80%, 3/15/32 (c)		$100	87
			555
Colombia (0.2%)
Ecopetrol SA, 5.88%, 9/18/23		140	139
France (0.7%)
AXA SA, 3.25%, 5/28/49	EUR	100	95
BNP Paribas SA, 1.13%, 6/11/26		125	122
BPCE SA, 5.15%, 7/21/24 (c)		$200	196
Orange SA, 5.00%, 1/10/26 (d)	EUR	100	108
			521
Germany (0.9%)
Bayer US Finance II LLC, 3.88%, 12/15/23 (c)		$200	197
Deutsche Bank AG, Series E 0.96%, 11/8/23		150	144
Deutsche Telekom International Finance BV, 4.38%, 6/21/28 (c)		150	144
Kreditanstalt fuer Wiederaufbau, 1.13%, 9/15/32	EUR	190	171
Volkswagen International Finance NV, Series 10Y 1.88%, 3/30/27		100	97
			753

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26		$200	$187
Ireland (0.3%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26		175	154
Avolon Holdings Funding Ltd., 2.88%, 2/15/25 (c)		50	46
			200
Italy (0.1%)
Assicurazioni Generali SpA, 5.50%, 10/27/47	EUR	100	108
Japan (0.2%)
NTT Finance Corp., 1.59%, 4/3/28 (c)		$200	168
Korea, Republic of (0.7%)
Korea Electric Power Corp., 2.50%, 6/24/24 (c)		200	192
Korea Hydro & Nuclear Power Co., Ltd., 3.75%, 7/25/23 (c)		200	199
Korea Southern Power Co. Ltd., 0.75%, 1/27/26 (c)		200	176
			567
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings Sarl, 1.25%, 4/26/27	EUR	100	84
Mexico (0.1%)
Fomento Economico Mexicano SAB de CV, 0.50%, 5/28/28		100	88
Netherlands (0.1%)
ASR Nederland NV, 5.00%, 9/30/24 (d)		100	106
Qatar (0.2%)
Ooredoo International Finance Ltd., 2.63%, 4/8/31 (c)		$200	172
Spain (0.5%)
Banco Santander SA, 3.13%, 1/19/27	EUR	100	103
5.18%, 11/19/25		$200	197
CaixaBank SA, 0.75%, 4/18/23	EUR	100	106
			406
Sweden (0.1%)
Akelius Residential Property Financing BV, 1.13%, 1/11/29		100	83
Switzerland (0.3%)
Syngenta Finance NV, 4.44%, 4/24/23 (c)		$200	199
United Arab Emirates (0.5%)
ADCB Finance Cayman Ltd., 4.00%, 3/29/23 (c)		200	200
	Face Amount (000)		Value (000)
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 3/31/36 (c)		$225	$182
			382
United Kingdom (1.2%)
BAT Capital Corp., 3.56%, 8/15/27		125	114
HSBC Holdings PLC, 2.26%, 11/13/26	GBP	100	109
7.39%, 11/3/28		$225	237
Lloyds Banking Group PLC, 1.75%, 9/7/28	EUR	100	103
2.25%, 10/16/24	GBP	100	115
Nationwide Building Society, 3.77%, 3/8/24 (c)		$200	199
NGG Finance PLC, 5.63%, 6/18/73	GBP	100	115
			992
United States (4.7%)
Amazon.com, Inc., 2.70%, 6/3/60		$50	30
American Express Co., 2.55%, 3/4/27		50	46
Aon Corp., 2.80%, 5/15/30		50	43
AT&T, Inc., 1.80%, 9/5/26	EUR	100	100
2.90%, 12/4/26	GBP	100	112
Bank of America Corp., 2.69%, 4/22/32		$50	40
3.71%, 4/24/28		100	93
3.85%, 3/8/37		25	21
5.02%, 7/22/33		25	24
CDW LLC/CDW Finance Corp., 2.67%, 12/1/26		25	22
Celanese U.S. Holdings LLC, 6.05%, 3/15/25		25	25
6.17%, 7/15/27		50	49
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 4/1/31		100	78
3.50%, 3/1/42		25	16
5.13%, 7/1/49		25	19
Cigna Corp., 3.88%, 10/15/47		50	39
Citigroup, Inc., 2.52%, 11/3/32		75	59
3.06%, 1/25/33		50	40
5.50%, 9/13/25		75	76
Comcast Corp., 1.95%, 1/15/31		125	101
CVS Health Corp., 5.05%, 3/25/48		75	68
Deere & Co., 3.10%, 4/15/30		100	90
Energy Transfer LP, 2.90%, 5/15/25		150	141

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Enterprise Products Operating LLC, 3.95%, 1/31/60		$50	$36
Georgia-Pacific LLC, 2.30%, 4/30/30 (c)		175	146
Global Payments, Inc., 4.95%, 8/15/27		100	97
Goldman Sachs Group, Inc., 2.62%, 4/22/32		150	120
HCA, Inc., 5.25%, 6/15/49		50	43
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 2.50%, 1/15/27 (c)		225	197
JPMorgan Chase & Co., 1.95%, 2/4/32		250	192
4.13%, 12/15/26		75	73
Level 3 Financing, Inc., 3.40%, 3/1/27 (c)		100	85
Lowe's Cos., Inc., 1.30%, 4/15/28		75	62
1.70%, 10/15/30		100	78
Magallanes, Inc., 5.05%, 3/15/42 (c)		25	19
McDonald's Corp., MTN
3.38%, 5/26/25		100	97
Medtronic Global Holdings SCA, 1.00%, 7/2/31	EUR	100	86
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (c)		$150	130
NextEra Energy Capital Holdings, Inc., 2.75%, 11/1/29		175	152
NVIDIA Corp., 2.85%, 4/1/30		125	109
PepsiCo, Inc., 2.63%, 4/28/26	EUR	100	105
Prologis Euro Finance LLC, 1.88%, 1/5/29		100	94
Thermo Fisher Scientific, Inc., 0.88%, 10/1/31		100	85
Upjohn Finance BV, 1.91%, 6/23/32		100	82
Verizon Communications, Inc., 1.13%, 11/3/28	GBP	100	97
3.40%, 3/22/41		$50	38
Vontier Corp., 2.40%, 4/1/28		50	40
Walt Disney Co., 2.65%, 1/13/31		50	43
Warnermedia Holdings, Inc., 4.28%, 3/15/32 (c)		75	62
			3,700
Total Corporate Bonds (Cost $11,226)			9,815
	Face Amount (000)		Value (000)
Mortgages — Other (1.3%)
Germany (0.1%)
Berg Finance, 2.55%, 4/22/33 (b)	EUR	29	$29
United Kingdom (0.1%)
Landmark Mortgage Securities No. 3 PLC, 3 Month GBP LIBOR + 2.10%, 5.49%, 4/17/44 (b)	GBP	62	70
United States (1.1%)
Bayview MSR Opportunity Master Fund Trust, 3.00%, 1/25/52 (b)(c)		$95	79
Federal Home Loan Mortgage Corporation, 3.00%, 9/25/45 - 5/25/47		96	83
3.50%, 5/25/45 - 7/25/46		37	32
4.00%, 5/25/45		2	2
Hundred Acre Wood Trust, 2.50%, 10/25/51 (b)(c)		93	74
JP Morgan Mortgage Trust, 3.00%, 4/25/52 - 9/25/52(b)(c)		357	299
3.25%, 7/25/52 (b)(c)		92	79
PRMI Securitization Trust, 2.50%, 4/25/51 (b)(c)		87	70
Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57 - 10/25/58		187	166
4.00%, 10/25/58		13	13
			897
Total Mortgages — Other (Cost $1,150)			996
Sovereign (30.1%)
Australia (0.9%)
Australia Government Bond, 0.25%, 11/21/25	AUD	450	279
1.25%, 5/21/32		740	396
2.75%, 11/21/29		70	44
3.25%, 4/21/25		10	7
			726
Austria (0.1%)
Republic of Austria Government Bond, 0.00%, 2/20/30 (c)	EUR	70	61
Belgium (0.3%)
Kingdom of Belgium Government Bond, 0.90%, 6/22/29 (c)		30	29
1.70%, 6/22/50 (c)		90	68
1.90%, 6/22/38 (c)		150	133
			230
Brazil (3.1%)
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/27	BRL	14,310	2,492
Canada (1.2%)
Canadian Government Bond, 1.25%, 6/1/30	CAD	1,440	922
2.00%, 12/1/51		20	11
			933

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
China (9.7%)
Agricultural Development Bank of China, 2.25%, 4/22/25	CNY	770	$110
3.79%, 10/26/30		740	112
China Development Bank, 3.07%, 3/10/30		1,410	203
3.34%, 7/14/25		740	109
China Government Bond, 2.37%, 1/20/27		3,200	456
2.76%, 5/15/32		37,330	5,325
3.13%, 11/21/29		4,990	733
3.27%, 11/19/30		1,540	229
3.52%, 4/25/46		410	61
3.53%, 10/18/51		200	30
3.81%, 9/14/50		300	47
3.86%, 7/22/49		1,430	228
Export-Import Bank of China, 2.93%, 3/2/25		740	107
			7,750
Colombia (0.0%) (e)
Colombian TES, Series B 7.75%, 9/18/30	COP	122,600	19
Czech Republic (0.1%)
Czech Republic Government Bond, 1.20%, 3/13/31	CZK	1,200	39
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	630	82
Finland (0.1%)
Finland Government Bond, 1.13%, 4/15/34 (c)	EUR	70	61
France (1.7%)
Agence Francaise de Developpement EPIC, 1.50%, 10/31/34		100	86
Banque Federative du Credit Mutuel SA, 1.25%, 12/5/25	GBP	100	108
French Republic Government Bond OAT, 0.00%, 11/25/29	EUR	1,050	927
2.00%, 5/25/48 (c)		200	168
SNCF Reseau, 1.88%, 3/30/34		100	91
			1,380
Germany (1.1%)
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 5/15/36 - 8/15/50		210	148
0.25%, 2/15/29		320	300
4.25%, 7/4/39		120	157
State of North Rhine-Westphalia Germany, 1.65%, 2/22/38		290	253
			858
	Face Amount (000)		Value (000)
Greece (2.6%)
Hellenic Republic Government Bond, 0.75%, 6/18/31 (c)		$2,623	$2,083
Hungary (0.0%) (e)
Hungary Government Bond, 3.00%, 8/21/30	HUF	4,450	8
Indonesia (0.2%)
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	839,000	58
8.38%, 3/15/34		981,000	69
			127
Ireland (0.1%)
Ireland Government Bond, 0.20%, 10/18/30	EUR	80	70
Italy (1.2%)
Italy Buoni Poliennali Del Tesoro, 0.00%, 8/1/26		150	141
0.45%, 2/15/29		50	43
1.85%, 7/1/25 (c)		390	402
2.45%, 9/1/50 (c)		240	171
2.50%, 12/1/32		40	36
Republic of Italy Government International Bond, 0.88%, 5/6/24		$200	187
			980
Japan (4.3%)
Japan Government Five Year Bond, 0.10%, 6/20/24	JPY	105,000	801
Japan Government Ten Year Bond, 0.10%, 6/20/26 - 6/20/31		123,000	920
Japan Government Thirty Year Bond, 0.30%, 6/20/46		37,000	219
0.40%, 9/20/49		26,000	149
0.60%, 6/20/50		29,000	175
1.70%, 6/20/33		75,000	635
Japan Government Twenty Year Bond, 0.40%, 6/20/41		83,000	544
			3,443
Korea, Republic of (0.7%)
Export-Import Bank of Korea, 0.63%, 2/9/26		$200	177
Korea Development Bank, 0.80%, 7/19/26		200	174
Korea International Bond, 2.00%, 6/19/24		200	192
			543
Malaysia (0.4%)
Malaysia Government Bond, 3.89%, 8/15/29	MYR	440	99
Petronas Capital Ltd., 3.50%, 3/18/25 (c)		$200	194
			293

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Mexico (0.4%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	1,700	$82
8.50%, 5/31/29		800	40
Mexico Government International Bond, 4.50%, 4/22/29		$200	191
			313
Netherlands (0.2%)
Netherlands Government Bond, 0.00%, 7/15/30 (c)	EUR	190	166
2.75%, 1/15/47 (c)		20	21
			187
Norway (0.0%) (e)
Norway Government Bond, 2.13%, 5/18/32 (c)	NOK	190	18
Poland (0.1%)
Republic of Poland Government Bond, 0.25%, 10/25/26	PLN	300	54
Spain (0.6%)
Spain Government Bond, 0.00%, 1/31/28	EUR	110	101
0.70%, 4/30/32 (c)		79	66
1.25%, 10/31/30 (c)		289	265
2.70%, 10/31/48 (c)		40	35
3.45%, 7/30/66 (c)		21	20
			487
Sweden (0.1%)
Sweden Government Bond, 0.75%, 5/12/28	SEK	740	65
United Kingdom (0.8%)
United Kingdom Gilt, 0.38%, 10/22/30	GBP	220	208
0.63%, 10/22/50		180	97
1.25%, 10/22/41		60	46
1.63%, 10/22/28		85	92
3.50%, 1/22/45		180	201
			644
Total Sovereign (Cost $28,194)			23,946
Supranational (1.5%)
Asian Development Bank, 2.13%, 5/19/31	NZD	60	30
European Investment Bank, 0.20%, 7/15/24	EUR	220	226
Series EARN 0.00%, 1/14/31		200	168
International Bank for Reconstruction & Development, 2.20%, 2/27/24		$610	407
SOFR + 0.43%, 4.58%, 8/19/27 (b)	AUD	330	332
Total Supranational (Cost $1,311)			1,163
	Face Amount (000)	Value (000)
U.S. Treasury Securities (4.9%)
United States (4.9%)
U.S. Treasury Bonds, 1.75%, 8/15/41	$530	$363
1.13%, 5/15/40	890	558
1.25%, 5/15/50	220	119
2.50%, 2/15/45	640	482
2.75%, 8/15/47	410	320
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 7/15/32	1,116	1,023
U.S. Treasury Notes, 0.50%, 6/30/27	620	530
1.38%, 11/15/31	440	358
2.13%, 5/15/25	140	133
Total U.S. Treasury Securities (Cost $4,451)		3,886
Total Fixed Income Securities (Cost $50,452)		43,740
	Shares
Common Stocks (29.7%)
Australia (1.1%)
Ampol Ltd.	180	3
ANZ Group Holdings Ltd.	2,237	36
APA Group	873	6
Aristocrat Leisure Ltd.	453	9
ASX Ltd.	146	7
Aurizon Holdings Ltd.	1,398	4
BHP Group Ltd.	3,781	117
BlueScope Steel Ltd.	351	4
Brambles Ltd.	1,048	9
Cochlear Ltd.	50	7
Coles Group Ltd.	1,004	11
Commonwealth Bank of Australia	1,283	89
Computershare Ltd.	406	7
CSL Ltd.	366	71
Dexus REIT	816	4
Endeavour Group Ltd. (Australia)	1,015	4
Fortescue Metals Group Ltd.	1,267	18
Goodman Group REIT	1,294	15
GPT Group REIT	1,427	4
IDP Education Ltd.	155	3
Independence Group NL	500	5
Insurance Australia Group Ltd.	1,848	6
James Hardie Industries PLC CDI	338	6
Lendlease Corp Ltd. REIT	517	3
Lottery Corp. Ltd. (f)	1,654	5
Macquarie Group Ltd.	278	31
Medibank Pvt Ltd.	2,050	4
Mineral Resources Ltd.	126	7
Mirvac Group REIT	2,967	4
National Australia Bank Ltd.	2,462	50
Newcrest Mining Ltd.	665	9
Northern Star Resources Ltd.	836	6
OneMarket Ltd. (f)	137	—
Orica Ltd.	336	3

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Origin Energy Ltd.	1,303	$7
Pilbara Minerals Ltd. (f)	1,914	5
Qantas Airways Ltd. (f)	687	3
QBE Insurance Group Ltd.	1,110	10
Ramsay Health Care Ltd.	135	6
REA Group Ltd.	40	3
Reece Ltd.	167	2
Rio Tinto Ltd.	279	22
Santos Ltd.	2,396	12
Scentre Group REIT	3,876	8
SEEK Ltd.	251	4
Sonic Healthcare Ltd.	334	7
South32 Ltd.	3,408	9
Stockland REIT	1,789	4
Suncorp Group Ltd.	940	8
Telstra Corp., Ltd.	2,999	8
Transurban Group (Units)	2,334	20
Treasury Wine Estates Ltd.	520	5
Vicinity Centres REIT	2,870	4
Washington H Soul Pattinson & Co. Ltd.	161	3
Wesfarmers Ltd.	853	27
Westpac Banking Corp.	2,637	42
WiseTech Global Ltd.	108	4
Woodside Energy Group Ltd.	1,421	34
Woolworths Group Ltd.	910	21
Xero Ltd. (f)	101	5
		850
Austria (0.1%)
Erste Group Bank AG	1,451	46
OMV AG	133	7
Verbund AG	63	5
voestalpine AG	106	3
		61
Belgium (0.2%)
Ageas SA	142	6
Anheuser-Busch InBev SA	763	46
Argenx SE (f)	49	19
D'ieteren Group	22	4
Elia Group SA	29	4
Groupe Bruxelles Lambert SA	87	7
KBC Group NV	1,060	68
Sofina SA	14	3
Solvay SA	65	7
UCB SA	112	9
Umicore SA	184	7
Warehouses De Pauw CVA REIT	143	4
		184
Canada (1.9%)
Agnico Eagle Mines Ltd.	376	20
Air Canada (f)	147	2
Algonquin Power & Utilities Corp.	571	4
	Shares	Value (000)
Alimentation Couche-Tard, Inc.	797	$35
AltaGas Ltd.	239	4
ARC Resources Ltd.	559	8
Bank of Montreal	566	51
Bank of Nova Scotia	1,005	49
Barrick Gold Corp. (LSE)	57	1
Barrick Gold Corp. (NYSE)	1,495	26
BCE, Inc.	61	3
Brookfield Asset Management Ltd., Class A (f)	292	8
Brookfield Corp.	1,318	41
Brookfield Renewable Corp., Class A	110	3
BRP, Inc.	31	2
CAE, Inc. (f)	271	5
Cameco Corp.	366	8
Canadian Apartment Properties REIT	72	2
Canadian Imperial Bank of Commerce	761	31
Canadian National Railway Co.	504	60
Canadian Natural Resources Ltd.	954	53
Canadian Pacific Railway Ltd.	790	59
Canadian Tire Corp., Ltd., Class A	47	5
Canadian Utilities Ltd., Class A	108	3
CCL Industries, Inc., Class B	127	5
Cenovus Energy, Inc.	1,176	23
CGI, Inc. (f)	180	16
Constellation Software, Inc.	17	27
Descartes Systems Group, Inc. (f)	72	5
Dollarama, Inc.	236	14
Element Fleet Management Corp.	332	5
Emera, Inc.	226	9
Empire Co., Ltd., Class A	138	4
Enbridge, Inc.	1,710	67
Fairfax Financial Holdings Ltd.	20	12
First Quantum Minerals Ltd.	524	11
FirstService Corp.	34	4
Fortis, Inc.	408	16
Franco-Nevada Corp.	162	22
George Weston Ltd.	61	8
GFL Environmental, Inc.	156	5
Gildan Activewear, Inc.	157	4
Great-West Lifeco, Inc.	237	5
Hydro One Ltd.	280	7
IA Financial Corp., Inc.	90	5
IGM Financial, Inc.	71	2
Imperial Oil Ltd.	191	9
Intact Financial Corp.	149	21
Ivanhoe Mines Ltd., Class A (f)	568	4
Keyera Corp.	187	4
Kinross Gold Corp.	1,059	4
Loblaw Cos., Ltd.	139	12
Lundin Mining Corp.	549	3
Magna International, Inc.	240	13
Manulife Financial Corp.	1,626	29
Metro, Inc.	204	11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
National Bank of Canada	284	$19
Northland Power, Inc.	203	6
Nutrien Ltd.	459	34
Nuvei Corp. (f)	57	1
Onex Corp.	62	3
Open Text Corp.	228	7
Pan American Silver Corp.	168	3
Parkland Corp.	135	3
Pembina Pipeline Corp.	470	16
Power Corp. of Canada	469	11
Quebecor, Inc., Class B	135	3
Restaurant Brands International, Inc.	249	16
RioCan Real Estate Investment Trust REIT	128	2
Ritchie Bros Auctioneers, Inc.	96	6
Rogers Communications, Inc., Class B	299	14
Royal Bank of Canada	1,277	120
Saputo, Inc.	214	5
Shaw Communications, Inc., Class B	406	12
Shopify, Inc., Class A (f)	996	35
Sun Life Financial, Inc.	496	23
Suncor Energy, Inc.	1,155	37
TC Energy Corp.	969	39
Teck Resources Ltd., Class B	404	15
TELUS Corp.	397	8
TFI International, Inc.	69	7
Thomson Reuters Corp.	144	16
TMX Group Ltd.	47	5
Toromont Industries Ltd.	70	5
Toronto-Dominion Bank	1,631	106
Tourmaline Oil Corp.	275	14
West Fraser Timber Co., Ltd.	51	4
Wheaton Precious Metals Corp.	370	14
WSP Global, Inc.	107	12
		1,490
China (0.0%) (e)
China Common Rich Renewable Energy Investments Ltd. (f)	18,000	—
Chow Tai Fook Jewellery Group Ltd. (g)	1,112	2
Wharf Holdings Ltd. (g)	1,400	4
		6
Denmark (0.5%)
AP Moller — Maersk AS Series A	3	7
AP Moller — Maersk AS Series B	4	9
Carlsberg AS Series B	83	11
Chr Hansen Holding AS	91	7
Coloplast AS Series B	102	12
Danske Bank AS	580	11
Demant AS (f)	79	2
DSV AS	159	25
Genmab AS (f)	56	24
Novo Nordisk AS Series B	1,388	188
Novozymes AS Series B	177	9
	Shares	Value (000)
Orsted AS	163	$15
Pandora AS	77	5
ROCKWOOL AS, Class B	8	2
Tryg AS	305	7
Vestas Wind Systems AS	878	26
		360
Finland (0.2%)
Elisa Oyj	124	7
Fortum Oyj	379	6
Kesko Oyj, Class B	240	5
Kone Oyj, Class B	298	15
Neste Oyj	364	17
Nokia Oyj	4,743	22
Orion Oyj, Class B	92	5
Sampo Oyj, Class A	420	22
Stora Enso Oyj, Class R	482	7
UPM-Kymmene Oyj	464	17
Wartsila Oyj Abp	418	4
		127
France (2.1%)
Accor SA (f)	140	4
Aeroports de Paris (f)	25	3
Air Liquide SA	423	60
Airbus SE	479	57
Alstom SA	262	6
Amundi SA	50	3
ArcelorMittal SA	425	11
Arkema SA	49	4
AXA SA	1,512	42
BioMerieux	34	4
BNP Paribas SA	4,621	263
Bollore SA	717	4
Bouygues SA	188	6
Bureau Veritas SA	241	6
Capgemini SE	133	22
Carrefour SA	480	8
Cie de Saint-Gobain	400	20
Cie Generale des Etablissements Michelin SCA	552	15
Covivio REIT	39	2
Credit Agricole SA	5,016	53
Danone SA	523	28
Dassault Aviation SA	20	3
Dassault Systemes SE	545	20
Edenred	203	11
Eiffage SA	68	7
Electricite de France SA	434	6
Engie SA	1,562	22
EssilorLuxottica SA	237	43
Eurazeo SE	36	2
Eurofins Scientific SE	109	8
Euronext NV	70	5
Gecina SA REIT	38	4
Getlink SE	360	6

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
Hermes International	26	$40
Ipsen SA	30	3
Kering SA	63	32
Klepierre SA REIT (f)	178	4
L'Oreal SA	196	70
La Francaise des Jeux SAEM	85	3
Legrand SA	217	17
LVMH Moet Hennessy Louis Vuitton SE	226	164
Orange SA	1,634	16
Pernod Ricard SA	167	33
Publicis Groupe SA	187	12
Remy Cointreau SA	19	3
Renault SA (f)	160	5
Safran SA	276	35
Sanofi	929	90
Sartorius Stedim Biotech	23	8
Schneider Electric SE	443	62
SEB SA	20	2
Societe Generale SA	3,306	83
Sodexo SA	72	7
STMicroelectronics NV	556	20
Teleperformance	48	12
Thales SA	87	11
TotalEnergies SE	1,985	125
Ubisoft Entertainment SA (f)	77	2
Unibail-Rodamco-Westfield REIT (f)	99	5
Valeo SA	173	3
Veolia Environnement SA	553	14
Vinci SA	435	43
Vivendi SE	584	6
Wendel SE	22	2
Worldline SA (f)	196	8
		1,698
Germany (1.3%)
Adidas AG	149	20
Allianz SE (Registered)	345	74
Aroundtown SA	912	2
BASF SE	788	39
Bayer AG (Registered)	835	43
Bayerische Motoren Werke AG	283	25
Bayerische Motoren Werke AG (Preference)	51	4
Bechtle AG	70	3
Beiersdorf AG	86	10
Brenntag SE	131	8
Carl Zeiss Meditec AG	34	4
Commerzbank AG (f)	4,426	41
Continental AG	94	6
Covestro AG	166	6
Daimler Truck Holding AG (f)	386	12
Delivery Hero SE (f)	145	7
Deutsche Bank AG (Registered)	1,683	19
	Shares	Value (000)
Deutsche Boerse AG	161	$28
Deutsche Lufthansa AG (Registered) (f)	509	4
Deutsche Post AG (Registered)	846	32
Deutsche Telekom AG (Registered)	2,749	55
Dr Ing hc F Porsche AG (Preference) (f)	99	10
E.ON SE	1,925	19
Evonik Industries AG	180	3
Fresenius Medical Care AG & Co., KGaA	178	6
Fresenius SE & Co., KGaA	361	10
GEA Group AG	129	5
Hannover Rueck SE (Registered)	51	10
HeidelbergCement AG	124	7
HelloFresh SE (f)	143	3
Henkel AG & Co., KGaA	88	6
Henkel AG & Co., KGaA (Preference)	151	10
Infineon Technologies AG	1,103	34
Knorr-Bremse AG	62	3
LEG Immobilien SE	65	4
Mercedes-Benz Group AG (Registered)	688	45
Merck KGaA	111	21
MTU Aero Engines AG	46	10
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	118	38
Nemetschek SE	49	3
Porsche Automobil Holding SE (Preference)	132	7
Puma SE	91	6
QIAGEN NV (f)	196	10
Rational AG	4	2
Rheinmetall AG	39	8
RWE AG	551	24
SAP SE	891	92
Sartorius AG (Preference)	21	8
Scout24 SE	69	4
Siemens AG (Registered)	653	90
Siemens Energy AG (f)	371	7
Siemens Healthineers AG	247	12
Symrise AG	114	12
Telefonica Deutschland Holding AG	885	2
United Internet AG (Registered)	82	2
Volkswagen AG	25	4
Volkswagen AG (Preference)	159	20
Vonovia SE	622	15
Zalando SE (f)	194	7
		1,021
Hong Kong (0.3%)
AIA Group Ltd.	6,298	70
BOC Hong Kong Holdings Ltd.	2,108	7
Budweiser Brewing Co., APAC Ltd.	971	3
CK Asset Holdings Ltd.	1,129	7
CK Hutchison Holdings Ltd.	1,539	9
CK Infrastructure Holdings Ltd.	353	2
CLP Holdings Ltd.	910	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
ESR Group Ltd.	1,158	$2
Futu Holdings Ltd. ADR (f)	35	1
Galaxy Entertainment Group Ltd.	1,303	9
Hang Lung Properties Ltd.	1,138	2
Hang Seng Bank Ltd.	443	7
Henderson Land Development Co., Ltd.	838	3
HK Electric Investments & HK Electric Investments Ltd.	1,466	1
HKT Trust & HKT Ltd.	2,186	3
Hong Kong & China Gas Co., Ltd.	6,486	6
Hong Kong Exchanges & Clearing Ltd.	694	30
Hongkong Land Holdings Ltd.	626	3
Jardine Matheson Holdings Ltd.	91	5
Link REIT	1,251	9
MTR Corp., Ltd.	888	5
New World Development Co. Ltd.	852	2
Power Assets Holdings Ltd.	787	4
Sands China Ltd. (f)	1,441	5
Sino Land Co., Ltd.	2,016	2
SITC International Holdings Co. Ltd.	903	2
Sun Hung Kai Properties Ltd.	827	11
Swire Pacific Ltd., Class A	284	2
Swire Properties Ltd.	662	2
Techtronic Industries Co., Ltd.	811	9
WH Group Ltd.	4,408	3
Wharf Real Estate Investment Co., Ltd.	962	6
Xinyi Glass Holdings Ltd.	1,042	2
		241
Ireland (0.1%)
AIB Group PLC	925	4
Bank of Ireland Group PLC	930	9
CRH PLC	676	27
Flutter Entertainment PLC (f)	151	21
Kerry Group PLC, Class A	143	13
Kingspan Group PLC	139	7
Smurfit Kappa Group PLC	223	8
		89
Israel (0.1%)
Azrieli Group Ltd.	36	2
Bank Hapoalim BM	1,091	10
Bank Leumi Le-Israel BM	1,326	11
Bezeq The Israeli Telecommunication Corp. Ltd.	1,782	3
Check Point Software Technologies Ltd. (f)	86	11
CyberArk Software Ltd. (f)	35	4
Elbit Systems Ltd.	23	4
ICL Group Ltd.	608	4
Israel Discount Bank Ltd., Class A	1,063	6
Mizrahi Tefahot Bank Ltd.	133	4
Nice Ltd.	55	11
Teva Pharmaceutical Industries Ltd. ADR (f)	953	9
Tower Semiconductor Ltd. (f)	94	4
	Shares	Value (000)
Wix.com Ltd. (f)	49	$4
ZIM Integrated Shipping Services Ltd.	72	1
		88
Italy (0.7%)
Amplifon SpA	106	3
Assicurazioni Generali SpA	935	17
CNH Industrial NV	857	14
Davide Campari-Milano NV	450	4
DiaSorin SpA	22	3
Enel SpA	6,877	37
Eni SpA	2,081	29
EXOR NV	185	14
Ferrari NV	108	23
FinecoBank Banca Fineco SpA	2,518	42
Infrastrutture Wireless Italiane SpA	286	3
Intesa Sanpaolo SpA	69,019	153
Mediobanca Banca di Credito Finanziario SpA	2,537	24
Moncler SpA	174	9
Nexi SpA (f)	504	4
Poste Italiane SpA	434	4
Prysmian SpA	217	8
Recordati Industria Chimica e Farmaceutica SpA	89	4
Snam SpA	1,717	8
Stellantis NV	1,879	27
Telecom Italia SpA (Milano) (f)	8,416	2
Tenaris SA	395	7
Terna — Rete Elettrica Nazionale	1,197	9
UniCredit SpA	8,509	121
		569
Japan (0.8%)
Chiba Bank Ltd.	2,748	20
Concordia Financial Group Ltd.	5,646	24
Japan Post Bank Co. Ltd.	2,139	18
Mizuho Financial Group, Inc.	12,511	176
Resona Holdings, Inc.	11,207	62
Shizuoka Financial Group, Inc.	2,314	19
Sumitomo Mitsui Financial Group, Inc.	6,771	272
Sumitomo Mitsui Trust Holdings, Inc.	1,751	61
		652
Netherlands (0.9%)
ABN Amro Bank NV CVA	1,757	24
Adyen NV (f)	19	26
Aegon NV	1,517	8
AerCap Holdings NV (f)	115	7
Akzo Nobel NV	156	10
ASM International NV	40	10
ASML Holding NV	346	189
Basic-Fit NV (f)	788	21
BNP Paribas Emissions — und Handelsgesellschaft mbH	16,158	197
Coca-Cola Europacific Partners PLC	176	10
Heineken Holding NV	86	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Netherlands (cont'd)
Heineken NV	220	$21
IMCD NV	49	7
JDE Peet's NV	86	3
Just Eat Takeaway.com NV (f)	158	3
Koninklijke Ahold Delhaize NV	884	25
Koninklijke DSM NV	148	18
Koninklijke KPN NV	2,804	9
Koninklijke Philips NV	783	12
NN Group NV	237	10
OCI NV	91	3
Prosus NV (f)	711	49
Randstad NV	102	6
Universal Music Group NV	618	15
Wolters Kluwer NV	224	23
		713
New Zealand (0.0%) (e)
Auckland International Airport Ltd. (f)	1,099	5
Fisher & Paykel Healthcare Corp., Ltd.	507	7
Mercury NZ Ltd.	615	2
Meridian Energy Ltd.	1,102	4
Spark New Zealand Ltd.	1,648	6
		24
Norway (0.1%)
Adevinta ASA (f)	264	2
Aker BP ASA	276	9
DNB Bank ASA	817	16
Equinor ASA	835	30
Gjensidige Forsikring ASA	176	3
Kongsberg Gruppen ASA	78	3
Mowi ASA	363	6
Norsk Hydro ASA	1,165	9
Orkla ASA	660	5
Salmar ASA	57	2
Telenor ASA	624	6
Yara International ASA	146	6
		97
Portugal (0.0%) (e)
EDP — Energias de Portugal SA	2,040	10
EDP Renovaveis SA	216	5
Galp Energia SGPS SA	363	5
Jeronimo Martins SGPS SA	205	4
		24
Singapore (0.2%)
CapitaLand Ascendas REIT	2,508	5
CapitaLand Integrated Commercial Trust REIT	3,980	6
Capitaland Investment Ltd.	1,969	6
City Developments Ltd.	303	2
DBS Group Holdings Ltd.	1,380	35
Genting Singapore Ltd.	4,543	3
Grab Holdings Ltd., Class A (f)	1,024	3
Jardine Cycle & Carriage Ltd.	100	2
	Shares	Value (000)
Keppel Corp., Ltd.	1,096	$6
Mapletree Commercial Trust REIT	1,946	2
Mapletree Logistics Trust REIT	2,525	3
Oversea-Chinese Banking Corp., Ltd.	2,531	23
Sea Ltd. ADR (f)	267	14
Singapore Airlines Ltd.	1,008	4
Singapore Exchange Ltd.	736	5
Singapore Technologies Engineering Ltd.	1,187	3
Singapore Telecommunications Ltd.	6,116	12
United Overseas Bank Ltd.	888	20
UOL Group Ltd.	347	2
Venture Corp. Ltd.	207	3
Wilmar International Ltd.	1,460	5
		164
South Africa (0.0%) (e)
Nedbank Group Ltd.	249	3
Old Mutual Ltd.	7,755	5
Thungela Resources Ltd.	132	2
		10
Spain (0.7%)
Acciona SA	15	3
ACS Actividades de Construccion y Servicios SA	129	4
Aena SME SA (f)	46	6
Amadeus IT Group SA (f)	271	14
Banco Bilbao Vizcaya Argentaria SA	25,959	156
Banco Santander SA	67,926	203
CaixaBank SA	17,800	70
Cellnex Telecom SA	326	11
Corp. ACCIONA Energias Renovables SA	40	1
Enagas SA	149	2
Endesa SA	190	4
Ferrovial SA	294	8
Grifols SA (f)	180	2
Iberdrola SA	3,602	42
Industria de Diseno Textil SA	646	17
Naturgy Energy Group SA	88	2
Red Electrica Corp., SA	242	4
Repsol SA	807	13
Siemens Gamesa Renewable Energy SA (f)	142	3
Telefonica SA	3,080	11
		576
Sweden (0.5%)
Alfa Laval AB	249	7
Assa Abloy AB, Class B	868	19
Atlas Copco AB, Class A	2,310	27
Atlas Copco AB, Class B	1,345	14
Boliden AB	234	9
Electrolux AB, Class B	192	3
Embracer Group AB (f)	552	2
Epiroc AB, Class A	569	10
Epiroc AB, Class B	336	5
EQT AB	262	6

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Sweden (cont'd)
Essity AB, Class B	522	$14
Evolution AB	157	15
Fastighets AB Balder, Class B (f)	549	3
Getinge AB, Class B	200	4
Hennes & Mauritz AB, Class B	637	7
Hexagon AB, Class B	1,684	18
Holmen AB, Class B	80	3
Husqvarna AB, Class B	366	3
Industrivarden AB, Class A	112	3
Industrivarden AB, Class C	133	3
Indutrade AB	238	5
Investment AB Latour, Class B	129	2
Investor AB, Class A	428	8
Investor AB, Class B	1,564	28
Kinnevik AB, Class B (f)	210	3
L E Lundbergforetagen AB, Class B	65	3
Lifco AB, Class B	203	3
Nibe Industrier AB, Class B	1,321	12
Nordea Bank Abp	2,833	30
Sagax AB, Class B	165	4
Sandvik AB	919	17
Securitas AB, Class B	421	3
Skandinaviska Enskilda Banken AB, Class A	1,378	16
Skanska AB, Class B	293	5
SKF AB, Class B	330	5
Svenska Cellulosa AB SCA, Class B	517	7
Svenska Handelsbanken AB, Class A	1,248	13
Swedbank AB, Class A	773	13
Swedish Orphan Biovitrum AB (f)	144	3
Tele2 AB, Class B	492	4
Telefonaktiebolaget LM Ericsson, Class B	2,506	15
Telia Co., AB	2,277	6
Volvo AB, Class A	173	3
Volvo AB, Class B	1,301	23
Volvo Car AB, Class B (f)	519	2
		408
Switzerland (1.6%)
ABB Ltd. (Registered)	1,355	41
Adecco Group AG (Registered)	137	4
Alcon, Inc.	437	30
Bachem Holding AG	29	3
Baloise Holding AG (Registered)	39	6
Banque Cantonale Vaudoise (Registered)	26	2
Barry Callebaut AG (Registered)	3	6
BKW AG	18	2
Chocoladefabriken Lindt & Sprungli AG	1	10
Cie Financiere Richemont SA (Registered)	449	58
Clariant AG (Registered) (f)	186	3
Credit Suisse Group AG (Registered)	3,112	9
EMS-Chemie Holding AG (Registered)	6	4
Geberit AG (Registered)	31	15
Givaudan SA (Registered)	8	24
	Shares	Value (000)
Holcim AG (Registered) (f)	479	$25
Julius Baer Group Ltd.	182	11
Kuehne & Nagel International AG (Registered)	46	11
Logitech International SA (Registered)	148	9
Lonza Group AG (Registered)	64	31
Nestle SA (Registered)	2,356	272
Novartis AG (Registered)	1,864	169
Partners Group Holding AG	20	18
Roche Holding AG	23	9
Roche Holding AG (Genusschein)	608	191
Schindler Holding AG	35	7
Schindler Holding AG (Registered)	20	4
SGS SA (Registered)	5	12
SIG Group AG (f)	269	6
Sika AG (Registered)	127	31
Sonova Holding AG (Registered)	46	11
Straumann Holding AG (Registered)	96	11
Swatch Group AG	25	7
Swatch Group AG (Registered)	45	2
Swiss Life Holding AG (Registered)	26	13
Swiss Prime Site AG (Registered)	66	6
Swiss Re AG	259	24
Swisscom AG (Registered)	22	12
Temenos AG (Registered)	55	3
UBS Group AG (Registered)	2,884	54
VAT Group AG	23	6
Zurich Insurance Group AG	129	62
		1,234
United Kingdom (2.4%)
3i Group PLC	870	14
Aberdeen PLC	1,925	4
Admiral Group PLC	162	4
Anglo American PLC	1,132	44
Antofagasta PLC	348	7
Ashtead Group PLC	395	23
Associated British Foods PLC	323	6
AstraZeneca PLC	1,377	186
Auto Trader Group PLC	855	5
AVEVA Group PLC	108	4
Aviva PLC	2,508	13
BAE Systems PLC	2,795	29
Barclays PLC	14,283	27
Barratt Developments PLC	916	4
Berkeley Group Holdings PLC	98	5
BP PLC	16,620	96
British American Tobacco PLC	1,916	76
British Land Co., PLC REIT	794	4
BT Group PLC	6,243	8
Bunzl PLC	304	10
Burberry Group PLC	352	9
Coca-Cola HBC AG (f)	181	4
Compass Group PLC	1,573	36
Croda International PLC	125	10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
DCC PLC	89	$4
Diageo PLC	2,022	89
Entain PLC	531	9
Evraz PLC (f)	464	—
Experian PLC	823	28
G4S PLC (f)	2,164	6
Glencore PLC	8,571	57
GSK PLC	3,630	63
Haleon PLC (f)	4,527	18
Halma PLC	343	8
Hargreaves Lansdown PLC	324	3
Hikma Pharmaceuticals PLC	147	3
HSBC Holdings PLC	17,640	109
Imperial Brands PLC	807	20
Informa PLC	1,302	10
InterContinental Hotels Group PLC	166	10
Intertek Group PLC	147	7
J Sainsbury PLC	1,561	4
JD Sports Fashion PLC	2,339	4
Johnson Matthey PLC	162	4
Kingfisher PLC	1,754	5
Land Securities Group PLC REIT	640	5
Legal & General Group PLC	5,362	16
Lloyds Banking Group PLC	60,446	33
London Stock Exchange Group PLC	293	25
M&G PLC	2,259	5
Melrose Industries PLC	3,658	6
Mondi PLC	439	7
National Grid PLC	3,282	39
NatWest Group PLC	4,721	15
Next PLC	117	8
Ocado Group PLC (f)	532	4
Paragon Offshore PLC (f)(h)	67	—
Pearson PLC	597	7
Persimmon PLC	288	4
Phoenix Group Holdings PLC	675	5
Prudential PLC	2,449	33
Reckitt Benckiser Group PLC	637	44
RELX PLC	1,715	47
Rentokil Initial PLC	2,258	14
Rio Tinto PLC	998	70
Rolls-Royce Holdings PLC (f)	7,579	9
Sage Group PLC	937	8
Schroders PLC	665	4
Segro PLC REIT	1,090	10
Severn Trent PLC	225	7
Shell PLC	6,402	181
Smith & Nephew PLC	786	11
Smiths Group PLC	325	6
Spirax-Sarco Engineering PLC	66	8
SSE PLC	959	20
St. James's Place PLC	490	7
	Shares	Value (000)
Standard Chartered PLC	2,233	$17
Taylor Wimpey PLC	3,183	4
Tesco PLC	6,695	18
Unilever PLC CVA	2,265	114
United Utilities Group PLC	613	7
Vodafone Group PLC	23,667	24
Whitbread PLC	182	6
WPP PLC	983	10
		1,947
United States (13.9%)
3M Co.	172	21
Abbott Laboratories	541	59
AbbVie, Inc.	547	88
Accenture PLC, Class A	193	51
Activision Blizzard, Inc.	242	19
Adobe, Inc. (f)	141	47
Advance Auto Parts, Inc.	19	3
Advanced Micro Devices, Inc. (f)	497	32
AES Corp.	204	6
Affirm Holdings, Inc. (f)	61	1
Aflac, Inc.	182	13
Agilent Technologies, Inc.	91	14
Air Products & Chemicals, Inc.	69	21
Airbnb, Inc., Class A (f)	114	10
Akamai Technologies, Inc. (f)	49	4
Albemarle Corp.	36	8
Alcoa Corp.	54	2
Alexandria Real Estate Equities, Inc. REIT	48	7
Align Technology, Inc. (f)	23	5
Allegion PLC	27	3
Alliant Energy Corp.	77	4
Allstate Corp.	81	11
Ally Financial, Inc.	95	2
Alnylam Pharmaceuticals, Inc. (f)	37	9
Alphabet, Inc., Class A (f)	1,853	163
Alphabet, Inc., Class C (f)	1,717	152
Altria Group, Inc.	558	26
Amazon.com, Inc. (f)	2,825	237
Amcor PLC	460	5
Ameren Corp.	80	7
American Electric Power Co., Inc.	159	15
American Express Co.	196	29
American Financial Group, Inc.	22	3
American Homes 4 Rent, Class A REIT	97	3
American International Group, Inc.	230	15
American Tower Corp. REIT	144	31
American Water Works Co., Inc.	56	9
Ameriprise Financial, Inc.	33	10
AmerisourceBergen Corp.	48	8
AMETEK, Inc.	71	10
Amgen, Inc.	166	44
Amphenol Corp., Class A	183	14
Analog Devices, Inc.	159	26

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Annaly Capital Management, Inc. REIT	144	$3
ANSYS, Inc. (f)	27	7
AO Smith Corp.	40	2
Aon PLC, Class A	65	20
APA Corp.	101	5
Apollo Global Management, Inc.	123	8
Apple, Inc.	4,963	645
Applied Materials, Inc.	266	26
Aptiv PLC (f)	83	8
Aramark	72	3
Arch Capital Group Ltd. (f)	111	7
Archer-Daniels-Midland Co.	172	16
Ares Management Corp., Class A	47	3
Arista Networks, Inc. (f)	75	9
Arrow Electronics, Inc. (f)	20	2
Arthur J Gallagher & Co.	64	12
Aspen Technology, Inc. (f)	9	2
Assurant, Inc.	17	2
AT&T, Inc.	2,187	40
Atmos Energy Corp.	43	5
Autodesk, Inc. (f)	67	13
Automatic Data Processing, Inc.	129	31
AutoZone, Inc. (f)	6	15
AvalonBay Communities, Inc. REIT	44	7
Avantor, Inc. (f)	208	4
Avery Dennison Corp.	25	5
Baker Hughes Co.	307	9
Ball Corp.	96	5
Bank of America Corp.	2,212	73
Bank of New York Mellon Corp.	236	11
Bath & Body Works, Inc.	71	3
Baxter International, Inc.	156	8
Becton Dickinson & Co.	87	22
Bentley Systems, Inc., Class B	60	2
Berkshire Hathaway, Inc., Class B (f)	399	123
Best Buy Co., Inc.	63	5
Bill.Com Holdings, Inc. (f)	29	3
Bio-Rad Laboratories, Inc., Class A (f)	7	3
Bio-Techne Corp.	48	4
Biogen, Inc. (f)	44	12
BioMarin Pharmaceutical, Inc. (f)	58	6
Black Knight, Inc. (f)	48	3
BlackRock, Inc.	47	33
Blackstone Group, Inc.	216	16
Block, Inc., Class A (f)	161	10
Boeing Co. (f)	172	33
Booking Holdings, Inc. (f)	12	24
Booz Allen Hamilton Holding Corp.	41	4
BorgWarner, Inc.	73	3
Boston Properties, Inc. REIT	46	3
Boston Scientific Corp. (f)	441	20
Bristol-Myers Squibb Co.	664	48
	Shares	Value (000)
Broadcom, Inc.	126	$70
Broadridge Financial Solutions, Inc.	36	5
Brown & Brown, Inc.	73	4
Brown-Forman Corp., Class B	96	6
Bunge Ltd.	47	5
Burlington Stores, Inc. (f)	20	4
Cadence Design Systems, Inc. (f)	84	13
Caesars Entertainment, Inc. (f)	67	3
Camden Property Trust REIT	31	3
Campbell Soup Co.	66	4
Capital One Financial Corp.	118	11
Cardinal Health, Inc.	83	6
Carlisle Cos., Inc.	16	4
Carlyle Group, Inc.	61	2
CarMax, Inc. (f)	50	3
Carnival Corp. (f)	308	2
Carrier Global Corp.	260	11
Catalent, Inc. (f)	53	2
Caterpillar, Inc.	161	39
Cboe Global Markets, Inc.	33	4
CBRE Group, Inc., Class A (f)	99	8
CDW Corp.	42	7
Celanese Corp.	34	3
Centene Corp. (f)	177	15
CenterPoint Energy, Inc.	194	6
Ceridian HCM Holding, Inc. (f)	43	3
CF Industries Holdings, Inc.	61	5
CH Robinson Worldwide, Inc.	39	4
Charles River Laboratories International, Inc. (f)	16	3
Charles Schwab Corp.	441	37
Charter Communications, Inc., Class A (f)	35	12
Cheniere Energy, Inc.	70	10
Chesapeake Energy Corp.	32	3
Chevron Corp.	569	102
Chewy, Inc., Class A (f)	29	1
Chipotle Mexican Grill, Inc. (f)	8	11
Chubb Ltd.	127	28
Church & Dwight Co., Inc.	75	6
Cigna Corp.	94	31
Cincinnati Financial Corp.	46	5
Cintas Corp.	28	13
Cisco Systems, Inc.	1,283	61
Citigroup, Inc.	597	27
Citizens Financial Group, Inc.	153	6
Clarivate PLC (f)	93	1
Cleveland-Cliffs, Inc. (f)	160	3
Clorox Co.	39	5
Cloudflare, Inc., Class A (f)	78	4
CME Group, Inc.	112	19
CMS Energy Corp.	89	6
Coca-Cola Co.	1,267	81
Cognex Corp.	54	3
Cognizant Technology Solutions Corp., Class A	159	9

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Coinbase Global, Inc., Class A (f)	38	$1
Colgate-Palmolive Co.	246	19
Comcast Corp., Class A	1,347	47
Conagra Brands, Inc.	148	6
ConocoPhillips	2,910	343
Consolidated Edison, Inc.	110	10
Constellation Brands, Inc., Class A	49	11
Constellation Energy Corp.	101	9
Contra Abiomed, Inc. (f)	14	—	@
Cooper Cos., Inc.	15	5
Copart, Inc. (f)	133	8
Corning, Inc.	249	8
Corteva, Inc.	219	13
CoStar Group, Inc. (f)	123	10
Costco Wholesale Corp.	137	63
Coterra Energy, Inc.	1,795	44
Crowdstrike Holdings, Inc., Class A (f)	62	7
Crown Castle International Corp. REIT	133	18
Crown Holdings, Inc.	37	3
CSX Corp.	673	21
Cummins, Inc.	43	10
CVS Health Corp.	406	38
Danaher Corp.	216	57
Darden Restaurants, Inc.	38	5
Darling Ingredients, Inc. (f)	49	3
Datadog, Inc., Class A (f)	76	6
DaVita, Inc. (f)	17	1
Deere & Co.	89	38
Dell Technologies, Inc., Class C	82	3
Delta Air Lines, Inc. (f)	49	2
Dentsply Sirona, Inc.	66	2
Devon Energy Corp.	1,436	88
Dexcom, Inc. (f)	120	14
Diamondback Energy, Inc.	392	54
Digital Realty Trust, Inc. REIT	88	9
Discover Financial Services	84	8
DISH Network Corp., Class A	77	1
DocuSign, Inc. (f)	62	3
Dollar General Corp.	70	17
Dollar Tree, Inc. (f)	69	10
Dominion Energy, Inc.	256	16
Domino's Pizza, Inc.	11	4
DoorDash, Inc., Class A (f)	72	4
Dover Corp.	44	6
Dow, Inc.	221	11
DR Horton, Inc.	102	9
Dropbox, Inc., Class A (f)	85	2
DTE Energy Co.	60	7
Duke Energy Corp.	238	25
DuPont de Nemours, Inc.	154	11
Dynatrace, Inc. (f)	61	2
Eastman Chemical Co.	38	3
	Shares	Value (000)
Eaton Corp., PLC	123	$19
eBay, Inc.	171	7
Ecolab, Inc.	79	11
Edison International	118	8
Edwards Lifesciences Corp. (f)	191	14
Elanco Animal Health, Inc. (f)	130	2
Electronic Arts, Inc.	86	11
Elevance Health, Inc.	74	38
Eli Lilly & Co.	248	91
Emerson Electric Co.	182	17
Enphase Energy, Inc. (f)	42	11
Entegris, Inc.	46	3
Entergy Corp.	63	7
EOG Resources, Inc.	180	23
EPAM Systems, Inc. (f)	18	6
EQT Corp.	104	4
Equifax, Inc.	38	7
Equinix, Inc. REIT	28	18
Equitable Holdings, Inc.	116	3
Equity Lifestyle Properties, Inc. REIT	54	3
Equity Residential REIT	111	7
Erie Indemnity Co., Class A	8	2
Essential Utilities, Inc.	77	4
Essex Property Trust, Inc. REIT	20	4
Estee Lauder Cos., Inc., Class A	72	18
Etsy, Inc. (f)	39	5
Everest Re Group Ltd.	12	4
Evergy, Inc.	71	4
Eversource Energy	107	9
Exact Sciences Corp. (f)	53	3
Exelon Corp.	305	13
Expedia Group, Inc. (f)	47	4
Expeditors International of Washington, Inc.	51	5
Extra Space Storage, Inc. REIT	41	6
Exxon Mobil Corp.	1,272	140
F5 Networks, Inc. (f)	18	3
Factset Research Systems, Inc.	12	5
Fair Isaac Corp. (f)	8	5
Fastenal Co.	178	8
FedEx Corp.	77	13
Ferguson PLC	65	8
Fidelity National Financial, Inc.	81	3
Fidelity National Information Services, Inc.	187	13
Fifth Third Bancorp	212	7
First Citizens BancShares, Inc., Class A	4	3
First Horizon Corp.	165	4
First Republic Bank	57	7
First Solar, Inc. (f)	29	4
FirstEnergy Corp.	167	7
Fiserv, Inc. (f)	186	19
FleetCor Technologies, Inc. (f)	22	4
FMC Corp.	39	5
Ford Motor Co.	1,250	15

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Fortinet, Inc. (f)	206	$10
Fortive Corp.	105	7
Fortune Brands Innovations, Inc.	40	2
Fox Corp., Class A	94	3
Fox Corp., Class B	45	1
Franklin Resources, Inc.	92	2
Freeport-McMoRan, Inc.	437	17
Gaming and Leisure Properties, Inc. REIT	79	4
Garmin Ltd.	48	4
Gartner, Inc.	25	8
Gen Digital, Inc.	187	4
Generac Holdings, Inc.	20	2
General Dynamics Corp.	71	18
General Electric Co.	331	28
General Mills, Inc.	192	16
General Motors Co.	432	15
Genuine Parts Co.	44	8
Gilead Sciences, Inc.	396	34
Global Payments, Inc.	85	8
Globe Life, Inc.	29	3
GoDaddy, Inc., Class A (f)	48	4
Goldman Sachs Group, Inc.	105	36
Halliburton Co.	274	11
Hartford Financial Services Group, Inc.	98	7
Hasbro, Inc.	41	3
HCA Healthcare, Inc.	71	17
Healthcare Realty Trust, Inc. REIT	118	2
Healthpeak Properties, Inc. REIT	167	4
HEICO Corp.	13	2
HEICO Corp., Class A	22	3
Henry Schein, Inc. (f)	42	3
Hershey Co.	46	11
Hess Corp.	85	12
Hewlett Packard Enterprise Co.	399	6
HF Sinclair Corp.	50	3
Hilton Worldwide Holdings, Inc.	86	11
Hologic, Inc. (f)	77	6
Home Depot, Inc.	318	100
Honeywell International, Inc.	206	44
Horizon Therapeutics PLC (f)	68	8
Hormel Foods Corp.	93	4
Host Hotels & Resorts, Inc. REIT	220	4
Howmet Aerospace, Inc.	114	4
HP, Inc.	321	9
Hubbell, Inc.	17	4
HubSpot, Inc. (f)	14	4
Humana, Inc.	39	20
Huntington Bancshares, Inc.	442	6
Huntington Ingalls Industries, Inc.	12	3
IDEX Corp.	23	5
IDEXX Laboratories, Inc. (f)	26	11
Illinois Tool Works, Inc.	95	21
	Shares	Value (000)
Illumina, Inc. (f)	49	$10
Incyte Corp. (f)	58	5
Ingersoll Rand, Inc.	123	6
Insulet Corp. (f)	21	6
Intel Corp.	1,280	34
Intercontinental Exchange, Inc.	172	18
International Business Machines Corp.	276	39
International Flavors & Fragrances, Inc.	78	8
International Paper Co.	107	4
Interpublic Group of Cos., Inc.	120	4
Intuit, Inc.	82	32
Intuitive Surgical, Inc. (f)	110	29
Invesco Ltd.	106	2
Invitation Homes, Inc. REIT	189	6
IQVIA Holdings, Inc. (f)	57	12
Iron Mountain, Inc. REIT	90	4
Jack Henry & Associates, Inc.	22	4
Jacobs Solutions, Inc.	39	5
Jazz Pharmaceuticals PLC (f)	19	3
JB Hunt Transport Services, Inc.	26	5
JM Smucker Co.	33	5
Johnson & Johnson	810	143
Johnson Controls International PLC	212	14
JPMorgan Chase & Co.	897	120
Juniper Networks, Inc.	100	3
Kellogg Co.	80	6
Keurig Dr Pepper, Inc.	241	9
KeyCorp	288	5
Keysight Technologies, Inc. (f)	55	9
Kimberly-Clark Corp.	105	14
Kimco Realty Corp. REIT	192	4
Kinder Morgan, Inc.	629	11
KKR & Co., Inc.	173	8
KLA Corp.	43	16
Knight-Swift Transportation Holdings, Inc.	48	3
Kraft Heinz Co.	230	9
Kroger Co.	209	9
L3Harris Technologies, Inc.	59	12
Laboratory Corp. of America Holdings	28	7
Lam Research Corp.	42	18
Lamb Weston Holdings, Inc.	44	4
Las Vegas Sands Corp. (f)	106	5
Lear Corp.	18	2
Leidos Holdings, Inc.	40	4
Lennar Corp., Class A	79	7
Lennox International, Inc.	10	2
Liberty Broadband Corp., Class C (f)	39	3
Liberty Global PLC, Class A (f)	51	1
Liberty Global PLC Series C (f)	88	2
Liberty Media Corp-Liberty SiriusXM, Class A (f)	23	1
Liberty Media Corp-Liberty SiriusXM, Class C (f)	51	2
Liberty Media Corp.-Liberty Formula One, Class C (f)	60	4
Lincoln National Corp.	49	2
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Linde PLC	153	$50
Live Nation Entertainment, Inc. (f)	53	4
LKQ Corp.	80	4
Lockheed Martin Corp.	73	36
Loews Corp.	62	4
Lowe's Cos., Inc.	194	39
LPL Financial Holdings, Inc.	25	5
Lucid Group, Inc. (f)	126	1
Lululemon Athletica, Inc. (f)	37	12
Lumen Technologies, Inc.	291	2
LyondellBasell Industries NV, Class A	80	7
M&T Bank Corp.	54	8
Marathon Oil Corp.	1,686	46
Marathon Petroleum Corp.	152	18
Markel Corp. (f)	4	5
MarketAxess Holdings, Inc.	12	3
Marriott International, Inc., Class A	86	13
Marsh & McLennan Cos., Inc.	152	25
Martin Marietta Materials, Inc.	19	6
Marvell Technology, Inc.	270	10
Masco Corp.	70	3
Masimo Corp. (f)	15	2
Mastercard, Inc., Class A	266	92
Match Group, Inc. (f)	87	4
McCormick & Co., Inc.	77	6
McDonald's Corp.	226	60
McKesson Corp.	44	17
Medical Properties Trust, Inc. REIT	185	2
Medtronic PLC	413	32
MercadoLibre, Inc. (f)	14	12
Merck & Co., Inc.	778	86
Meta Platforms, Inc., Class A (f)	697	84
MetLife, Inc.	207	15
Mettler-Toledo International, Inc. (f)	7	10
MGM Resorts International	97	3
Microchip Technology, Inc.	170	12
Micron Technology, Inc.	349	17
Microsoft Corp.	2,182	523
Mid-America Apartment Communities, Inc. REIT	36	6
Moderna, Inc. (f)	97	17
Mohawk Industries, Inc. (f)	16	2
Molina Healthcare, Inc. (f)	18	6
Molson Coors Beverage Co., Class B	60	3
Mondelez International, Inc., Class A	422	28
MongoDB, Inc. (f)	20	4
Monolithic Power Systems, Inc.	14	5
Monster Beverage Corp. (f)	122	12
Moody's Corp.	51	14
Mosaic Co.	105	5
Motorola Solutions, Inc.	51	13
MSCI, Inc.	25	12
Nasdaq, Inc.	107	7
	Shares	Value (000)
NetApp, Inc.	67	$4
Netflix, Inc. (f)	138	41
Neurocrine Biosciences, Inc. (f)	29	3
Newell Brands, Inc.	123	2
Newmont Corp.	234	11
News Corp., Class A	119	2
NextEra Energy, Inc.	605	51
NIKE, Inc., Class B	393	46
NiSource, Inc.	125	3
Nordson Corp.	16	4
Norfolk Southern Corp.	73	18
Northern Trust Corp.	61	5
Northrop Grumman Corp.	45	25
Novocure Ltd. (f)	29	2
NRG Energy, Inc.	73	2
Nucor Corp.	79	10
NVIDIA Corp.	780	114
NVR, Inc. (f)	1	5
NXP Semiconductors NV	81	13
O'Reilly Automotive, Inc. (f)	19	16
Occidental Petroleum Corp.	288	18
Okta, Inc. (f)	46	3
Old Dominion Freight Line, Inc.	30	9
Omnicom Group, Inc.	63	5
ON Semiconductor Corp. (f)	134	8
ONEOK, Inc.	139	9
Oracle Corp.	492	40
Otis Worldwide Corp.	130	10
Ovintiv, Inc.	80	4
Owens Corning	30	3
PACCAR, Inc.	107	11
Packaging Corp. of America	29	4
Palantir Technologies, Inc., Class A (f)	517	3
Palo Alto Networks, Inc. (f)	93	13
Paramount Global, Class B	189	3
Parker Hannifin Corp.	39	11
Paychex, Inc.	101	12
Paycom Software, Inc. (f)	16	5
Paylocity Holding Corp. (f)	13	3
PayPal Holdings, Inc. (f)	340	24
PDC Energy, Inc.	177	11
Pentair PLC	51	2
PepsiCo, Inc.	426	77
PerkinElmer, Inc.	39	5
Pfizer, Inc.	1,740	89
PG&E Corp. (f)	456	7
Philip Morris International, Inc.	477	48
Phillips 66	147	15
Pinterest, Inc., Class A (f)	179	4
Pioneer Natural Resources Co.	541	124
Plug Power, Inc. (f)	161	2
PNC Financial Services Group, Inc.	125	20
Pool Corp.	12	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
PPG Industries, Inc.	73	$9
PPL Corp.	226	7
Principal Financial Group, Inc.	76	6
Procter & Gamble Co.	737	112
Progressive Corp.	179	23
ProLogis, Inc. REIT	283	32
Prudential Financial, Inc.	114	11
PTC, Inc. (f)	35	4
Public Service Enterprise Group, Inc.	154	9
Public Storage REIT	48	13
Pulte Group, Inc.	72	3
Qorvo, Inc. (f)	32	3
QUALCOMM, Inc.	348	38
Quanta Services, Inc.	44	6
Quest Diagnostics, Inc.	36	6
Raymond James Financial, Inc.	60	6
Raytheon Technologies Corp.	452	46
Realty Income Corp. REIT	191	12
Regency Centers Corp. REIT	48	3
Regeneron Pharmaceuticals, Inc. (f)	33	24
Regions Financial Corp.	287	6
Repligen Corp. (f)	16	3
Republic Services, Inc.	68	9
ResMed, Inc.	45	9
Rivian Automotive, Inc., Class A (f)	101	2
Robert Half International, Inc.	34	3
ROBLOX Corp., Class A (f)	108	3
Rockwell Automation, Inc.	35	9
Roku, Inc. (f)	39	2
Rollins, Inc.	68	2
Roper Technologies, Inc.	33	14
Ross Stores, Inc.	108	13
Royal Caribbean Cruises Ltd. (f)	72	4
Royalty Pharma PLC, Class A	108	4
RPM International, Inc.	40	4
S&P Global, Inc.	106	36
Salesforce, Inc. (f)	309	41
SBA Communications Corp. REIT	33	9
Schlumberger NV	424	23
Seagate Technology Holdings PLC	62	3
Seagen, Inc. (f)	42	5
Sealed Air Corp.	45	2
SEI Investments Co.	36	2
Sempra Energy	98	15
Sensata Technologies Holding PLC	48	2
ServiceNow, Inc. (f)	62	24
Sherwin-Williams Co.	76	18
Signature Bank	19	2
Simon Property Group, Inc. REIT	101	12
Sirius XM Holdings, Inc.	242	1
Skyworks Solutions, Inc.	50	5
Snap, Inc., Class A (f)	341	3
	Shares	Value (000)
Snap-On, Inc.	16	$4
Snowflake, Inc., Class A (f)	68	10
SolarEdge Technologies, Inc. (f)	17	5
Southern Co.	332	24
Southwest Airlines Co.	46	2
Splunk, Inc. (f)	49	4
SS&C Technologies Holdings, Inc.	70	4
Stanley Black & Decker, Inc.	46	3
Starbucks Corp.	357	35
State Street Corp.	113	9
Steel Dynamics, Inc.	55	5
Steris PLC	31	6
Stryker Corp.	105	26
Sun Communities, Inc. REIT	38	5
SVB Financial Group (f)	18	4
Synchrony Financial	148	5
Synopsys, Inc. (f)	47	15
Sysco Corp.	156	12
T Rowe Price Group, Inc.	70	8
T-Mobile US, Inc. (f)	195	27
Take-Two Interactive Software, Inc. (f)	51	5
Targa Resources Corp.	66	5
Target Corp.	144	21
TE Connectivity Ltd.	99	11
Teledyne Technologies, Inc. (f)	14	6
Teleflex, Inc.	15	4
Teradyne, Inc.	48	4
Tesla, Inc. (f)	871	107
Texas Instruments, Inc.	284	47
Texas Pacific Land Corp.	2	5
Textron, Inc.	65	5
Thermo Fisher Scientific, Inc.	122	67
TJX Cos., Inc.	359	29
Toast, Inc., Class A (f)	76	1
Tractor Supply Co.	35	8
Trade Desk, Inc., Class A (f)	131	6
Tradeweb Markets, Inc., Class A	33	2
Trane Technologies PLC	72	12
TransDigm Group, Inc.	16	10
TransUnion	60	3
Travelers Cos., Inc.	72	13
Trimble, Inc. (f)	77	4
Truist Financial Corp.	407	18
Twilio, Inc., Class A (f)	53	3
Tyler Technologies, Inc. (f)	13	4
Tyson Foods, Inc., Class A	89	6
Uber Technologies, Inc. (f)	461	11
UDR, Inc. REIT	101	4
UGI Corp.	65	2
U-Haul Holding Co.	26	1
Ulta Beauty, Inc.	16	8
Union Pacific Corp.	194	40
United Parcel Service, Inc., Class B	231	40

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
United Rentals, Inc. (f)	22	$8
UnitedHealth Group, Inc.	290	154
Unity Software, Inc. (f)	77	2
Universal Health Services, Inc., Class B	20	3
US Bancorp	435	19
Vail Resorts, Inc.	13	3
Valero Energy Corp.	120	15
Veeva Systems, Inc., Class A (f)	44	7
Ventas, Inc. REIT	123	6
VeriSign, Inc.	30	6
Verisk Analytics, Inc.	49	9
Verizon Communications, Inc.	1,297	51
Vertex Pharmaceuticals, Inc. (f)	79	23
VF Corp.	106	3
Viatris, Inc.	377	4
VICI Properties, Inc. REIT	298	10
Visa, Inc., Class A	504	105
Vistra Corp.	115	3
VMware, Inc., Class A	65	8
Vulcan Materials Co.	41	7
Walgreens Boots Alliance, Inc.	225	8
Walmart, Inc.	460	65
Walt Disney Co. (f)	559	49
Warner Bros Discovery, Inc. (f)	728	7
Waste Connections, Inc.	80	11
Waste Management, Inc.	128	20
Waters Corp. (f)	18	6
Webster Financial Corp.	54	3
WEC Energy Group, Inc.	97	9
Wells Fargo & Co.	1,188	49
Welltower, Inc. REIT	144	9
West Pharmaceutical Services, Inc.	23	5
Western Digital Corp. (f)	96	3
Western Union Co.	119	2
Westinghouse Air Brake Technologies Corp.	53	5
Westlake Chemical Corp.	12	1
WestRock Co.	79	3
Weyerhaeuser Co. REIT	228	7
Whirlpool Corp.	17	2
Williams Cos., Inc.	376	12
Willis Towers Watson PLC	34	8
Wolfspeed, Inc. (f)	38	3
Workday, Inc., Class A (f)	61	10
WP Carey, Inc. REIT	60	5
WR Berkley Corp.	65	5
WW Grainger, Inc.	14	8
Wynn Resorts Ltd. (f)	33	3
Xcel Energy, Inc.	168	12
Xylem, Inc.	56	6
Yum! Brands, Inc.	88	11
Zebra Technologies Corp., Class A (f)	16	4
Zillow Group, Inc., Class C (f)	50	2
	Shares	Value (000)
Zimmer Biomet Holdings, Inc.	65	$8
Zoetis, Inc.	146	21
Zoom Video Communications, Inc., Class A (f)	70	5
ZoomInfo Technologies, Inc., Class A (f)	79	2
Zscaler, Inc. (f)	26	3
		11,054
Total Common Stocks (Cost $21,971)		23,687
Short-Term Investments (16.1%)
Investment Company (15.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $12,170)	12,169,521	12,170
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill 3.84%, 3/16/23 (i) (Cost $671)	$676	670
Total Short-Term Investments (Cost $12,841)		12,840
Total Investments (100.8%) (Cost $85,264) (j)(k)(l)		80,267
Liabilities in Excess of Other Assets (–0.8%)		(647)
Net Assets (100.0%)		$79,620

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security is subject to delayed delivery.

(b)  Floating or variable rate securities: The rates disclosed are as of December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2022.

(e)  Amount is less than 0.05%.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  At December 31, 2022, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(i)  Rate shown is the yield to maturity at December 31, 2022.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(k)  The approximate fair value and percentage of net assets, $11,038 and 13.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(l)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $88,668,000. The aggregate gross unrealized appreciation is approximately $1,990,000 and the aggregate gross unrealized depreciation is approximately $8,785,000, resulting in net unrealized depreciation of approximately $6,795,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average

TBA  To Be Announced.

USD  — United States Dollar.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2022:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	CNH	2,334		$337	3/16/23	$(2)
Bank of America NA	EUR	26		$27	2/9/23	(1)
Bank of America NA	PLN	67		$15	3/16/23	(—	@)
Bank of America NA	SEK	215		$21	3/16/23	(—	@)
Bank of America NA		$160	CHF	159	2/9/23	13
Bank of America NA		$30	ILS	102	3/16/23	(1)
Barclays Bank PLC	AUD	322		$219	3/16/23	(1)
Barclays Bank PLC	AUD	896		$574	2/9/23	(37)
Barclays Bank PLC	EUR	268		$287	3/16/23	(1)
Barclays Bank PLC	JPY	25,012		$190	3/16/23	(3)
Barclays Bank PLC		$44	AUD	63	3/16/23	(1)
Barclays Bank PLC		$158	EUR	148	3/16/23	1
Barclays Bank PLC		$70	EUR	65	3/16/23	—	@
Barclays Bank PLC		$361	JPY	48,209	3/16/23	10
BNP Paribas SA	DKK	117		$17	3/16/23	(—	@)
BNP Paribas SA	SEK	2,265		$218	3/16/23	—	@
BNP Paribas SA		$24	CHF	22	3/16/23	(—	@)
BNP Paribas SA		$49	CNH	335	2/9/23	(—	@)
BNP Paribas SA		$10	COP	50,392	3/16/23	(—	@)
BNP Paribas SA		$182	EUR	170	3/16/23	1
BNP Paribas SA		$13	HKD	98	3/16/23	(—	@)
BNP Paribas SA		$94	INR	7,813	3/16/23	(—	@)
BNP Paribas SA		$158	JPY	21,085	3/16/23	4
BNP Paribas SA		$641	MXN	12,784	3/16/23	6
BNP Paribas SA		$38	SEK	388	3/16/23	(1)
Citibank NA		$7	CZK	168	3/16/23	—	@
Citibank NA		$27	ILS	93	3/16/23	(1)
Citibank NA		$109	THB	4,040	2/9/23	8
Goldman Sachs International	BRL	2,296		$425	3/16/23	(4)
Goldman Sachs International	BRL	816		$153	3/16/23	1
Goldman Sachs International	BRL	13,447		$2,496	3/16/23	(17)
Goldman Sachs International	DKK	11		$2	3/16/23	(—	@)
Goldman Sachs International	JPY	28,748		$217	3/16/23	(4)
Goldman Sachs International	NOK	6		$1	3/16/23	—	@

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International		$4		AUD	5	3/16/23	$	(—	@)
Goldman Sachs International		$242		AUD	356	3/16/23		1
Goldman Sachs International		$1,089		BRL	5,779	3/16/23		(9)
Goldman Sachs International		$162		CHF	148	3/16/23		(—	@)
Goldman Sachs International		$15		CLP	13,453	3/16/23		—	@
Goldman Sachs International		$1		HKD	9	3/16/23		(—	@)
Goldman Sachs International		$337		KRW	478,408	2/9/23		42
Goldman Sachs International		$200		MXN	3,994	3/16/23		2
Goldman Sachs International		$42		NZD	67	3/16/23		(—	@)
Goldman Sachs International		$34		PEN	135	2/9/23		2
Goldman Sachs International		$24		RON	122	2/9/23		2
Goldman Sachs International		$359		SEK	3,638	3/16/23		(9)
Goldman Sachs International		$253		TWD	7,617	3/16/23		(3)
HSBC Bank PLC		$339		EUR	341	2/9/23		27
JPMorgan Chase Bank NA	CNH	21,409			$3,095	3/16/23		(15)
JPMorgan Chase Bank NA	DKK	144			$19	2/9/23		(2)
JPMorgan Chase Bank NA	EUR	155			$163	2/9/23		(4)
JPMorgan Chase Bank NA	MXN	530			$27	2/9/23		(—	@)
JPMorgan Chase Bank NA	NZD	1,045			$679	3/16/23		15
JPMorgan Chase Bank NA		$4		AUD	5	2/9/23		—	@
JPMorgan Chase Bank NA		$7		CAD	9	2/9/23		(—	@)
JPMorgan Chase Bank NA		$275		CAD	371	3/16/23		(—	@)
JPMorgan Chase Bank NA		$117		CHF	107	3/16/23		(—	@)
JPMorgan Chase Bank NA		$433		CNH	3,099	2/9/23		15
JPMorgan Chase Bank NA		$135		GBP	109	3/16/23		(4)
JPMorgan Chase Bank NA		$712		JPY	103,831	2/9/23		83
JPMorgan Chase Bank NA		$358		JPY	47,736	3/16/23		10
JPMorgan Chase Bank NA		$109		MXN	2,173	3/16/23		1
JPMorgan Chase Bank NA		$14		NOK	141	2/9/23		1
JPMorgan Chase Bank NA		$2		SEK	25	3/16/23		(—	@)
JPMorgan Chase Bank NA		$68		SEK	745	2/9/23		4
JPMorgan Chase Bank NA		$1		SGD	1	3/16/23		—	@
JPMorgan Chase Bank NA	ZAR	19			$1	3/16/23		(—	@)
State Street Bank and Trust Co.		$—	@	HKD	2	3/16/23		(—	@)
UBS AG	AUD	117			$79	2/9/23		(1)
UBS AG	CAD	18			$13	2/9/23		(—	@)
UBS AG	CAD	36			$26	3/16/23		(—	@)
UBS AG	CHF	201			$218	3/16/23		(—	@)
UBS AG	CNY	33,468			$4,852	3/16/23		11
UBS AG	EUR	55			$58	2/9/23		(1)
UBS AG	EUR	274			$293	3/16/23		(2)
UBS AG	GBP	384			$435	2/9/23		(29)
UBS AG	JPY	5,907			$43	2/9/23		(2)
UBS AG	JPY	33,392			$256	3/16/23		(1)
UBS AG	KRW	280,347			$213	3/16/23		(9)
UBS AG	NOK	285			$29	3/16/23		—	@
UBS AG	NZD	1,076			$700	3/16/23		15
UBS AG	THB	1,356			$40	3/16/23		—	@
UBS AG		$382		AUD	554	3/16/23		(4)
UBS AG		$1		CAD	1	3/16/23		(—	@)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG		$175	CHF	161	3/16/23	$	(—	@)
UBS AG		$2,284	EUR	2,132	3/16/23		9
UBS AG		$174	EUR	163	2/9/23		1
UBS AG		$303	GBP	257	2/9/23		8
UBS AG		$48	GBP	39	2/9/23		(1)
UBS AG		$159	GBP	128	3/16/23		(4)
UBS AG		$3	HKD	21	3/16/23		(—	@)
UBS AG		$13	HUF	5,668	2/9/23		2
UBS AG		$1	HUF	419	3/16/23		—	@
UBS AG		$99	IDR	1,542,921	3/16/23		—	@
UBS AG		$157	JPY	20,955	3/16/23		4
UBS AG		$432	KRW	557,301	3/16/23		10
UBS AG		$5	MXN	99	2/9/23		—	@
UBS AG		$213	MXN	4,249	3/16/23		2
UBS AG		$30	MXN	596	3/16/23		(—	@)
UBS AG		$878	NZD	1,385	3/16/23		2
UBS AG		$97	SEK	988	3/16/23		(2)
UBS AG		$72	SGD	101	2/9/23		4
UBS AG		$3	TRY	62	3/16/23		(—	@)
UBS AG	ZAR	327		$19	3/16/23		(—	@)
							$141

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2022:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	Jan-23	EUR	—	@	$69	$(2)
Euro Stoxx 50 Index (Germany)	46	Mar-23		—	@	1,864	(72)
FTSE MIB Index (Italy)	1	Mar-23		—	@	127	(3)
Hang Seng Index (Hong Kong)	1	Jan-23	HKD	—	@	128	(— @)
Hang Seng Index (Hong Kong)	16	Jan-23		1		693	(7)
IBEX 35 Index (Spain)	1	Jan-23	EUR	—	@	88	(— @)
ICE Brent Crude Oil Index (United Kingdom)	7	Oct-23		$7		571	4
KFE 10 yr Treasury Bond Index (Korea, Republic of)	4	Mar-23	KRW	400,000		348	(11)
Long Gilt Index (United Kingdom)	3	Mar-23	GBP	300		362	(20)
SFE 10 Yr. Australian Bond Index (Australia)	15	Mar-23	AUD	1,500		1,181	(66)
SGX MSCI Singapore Index Index (Singapore)	1	Jan-23	SGD	—	@	22	(— @)
SPI 200 Index (Australia)	1	Mar-23	AUD	—	@	119	(2)
TSE TOPIX Index (Japan)	5	Mar-23	JPY	50		721	(19)
U.S. Treasury 10 yr. Ultra Note (United States)	12	Mar-23		$1,200		1,419	(2)
U.S. Treasury 5 yr. Note (United States)	2	Mar-23		200		216	(— @)
U.S. Treasury Long Bond (United States)	1	Mar-23		100		125	(1)
Short:
CME Bitcoin Index (United States)	1	Jan-23		(—	@)	(83)	— @
FTSE 100 Index (United Kingdom)	1	Mar-23	GBP	(—	@)	(90)	(— @)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts (cont'd):

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
German Euro-BTP Index (Germany)	17	Mar-23	EUR	(1,700)	(1,982)	$163
German Euro-Bund Index (Germany)	2	Mar-23		(200)	(284)	20
German Short Euro-BTP Index (Germany)	4	Mar-23		(400)	(450)	7
MSCI Emerging Market Index (United States)	10	Mar-23		$(1)	(480)	7
Nikkei 255 Index Japan	3	Mar-23	JPY	(2)	(294)	21
S&P 500 E Mini Index (United States)	17	Mar-23		$(1)	(3,282)	110
U.S. Treasury 10 yr. Note (United States)	26	Mar-23		(2,600)	(2,920)	7
U.S. Treasury 10 yr. Ultra Note (United States)	3	Mar-23		(300)	(355)	1
U.S. Treasury 2 yr. Note (United States)	11	Mar-23		(2,200)	(2,256)	(2)
U.S. Treasury 5 yr. Note (United States)	26	Mar-23		(2,600)	(2,806)	32
						$165

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2022:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	9.77%	Quarterly/ Quarterly	11/20/24	MXN	35,645	$(7)	$—	$(7)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	9.79	Quarterly/ Quarterly	11/20/24		66,726	(12)	—	(12)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		6,814	(25)	—	(25)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/ Quarterly	6/29/26		6,814	(25)	—	(25)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.66	Quarterly/ Quarterly	7/1/26		6,814	(25)	—	(25)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.36	Quarterly/ Quarterly	12/22/26		10,395	(28)	—	(28)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	7.38	Quarterly/ Quarterly	12/22/26		10,395	(27)	—	(27)
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	13.54	Semi-Annual/ Quarterly	1/2/25	BRL	4,033	12	—	12
Morgan Stanley & Co. LLC*	BRL-CDI	Pay	13.56	Semi-Annual/ Quarterly	1/2/25		4,033	13	—	13
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.47	Semi-Annual/ Quarterly	10/6/32		$140	1	—	1
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.78	Semi-Annual/ Quarterly	10/26/32		305	(6)	—	(6)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.78	Semi-Annual/ Quarterly	10/26/32		305	(6)	—	(6)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.71	Semi-Annual/ Quarterly	10/31/32		326	(4)	—	(4)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.72	Semi-Annual/ Quarterly	10/31/32		327	(4)	—	(4)
								$(143)	$—	$(143)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2022:

Swap Counterparty	Index	Pay/ Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI USA Information Technology Index	Pay	SOFR + 0.33%	Quarterly	12/13/23		$370	$22	$—	$22
BNP Paribas SA	BNP Custom U.S. Banks Index	Receive	SOFR + 0.40%	Quarterly	12/22/23		505	14	—	14
BNP Paribas SA	BNP European Growth Custom Index††	Pay	ESTR + 0.04%	Quarterly	9/28/23	EUR	2,055	12	—	12
BNP Paribas SA	BNP European Value Custom Index††	Receive	ESTR + 0.42%	Quarterly	9/28/23		2,101	(23)	—	(23)
BNP Paribas SA	MSCI Canada Banks Index	Pay	CORRA + 0.27%	Quarterly	9/8/23	CAD	398	(4)	—	(4)
BNP Paribas SA	MSCI Canada Banks Index	Pay	CORRA + 0.27%	Quarterly	9/8/23		395	10	—	10
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	SOFR + 0.35%	Quarterly	2/10/23		$2,849	149	—	149
BNP Paribas SA	MSCI USA Index	Receive	SOFR + 0.35%	Quarterly	7/14/23		5,472	357	—	357
BNP Paribas SA	MSCI USA Industrials Index	Receive	SOFR + 0.33%	Quarterly	12/13/23		370	(6)	—	(6)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	SOFR + 0.24%	Quarterly	1/26/23		5,213	691	—	691
Goldman Sachs International	MSCI USA Index	Receive	SOFR + 0.30%	Quarterly	9/22/23		11,357	30	—	30
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	12/11/23		615	16	—	16
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	12/11/23		1,248	41	—	41
JPMorgan Chase Bank NA	JPM SPX 1500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	12/11/23		1,213	33	—	33
JPMorgan Chase Bank NA	JPM SPX 1500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	12/11/23		617	(12)	—	(12)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	12/11/23		1,249	(34)	—	(34)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	12/11/23		1,221	(28)	—	(28)
JPMorgan Chase Bank NA	JPM SPX 500 Growth Custom Index††	Pay	SOFR + 0.35%	Quarterly	12/11/23		1,543	39	—	39
JPMorgan Chase Bank NA	JPM SPX 500 Value Custom Index††	Receive	SOFR + 0.35%	Quarterly	12/11/23		1,541	(21)	—	(21)
								$1,286	$—	$1,286

††  See tables below for details of the equity basket holdings underlying the swaps.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP European Growth Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
BNP European Growth Custom Index
ADP	180	$24	2.16%
Adyen NV	17	24	2.11
Air Liquide SA	176	25	2.23
Akzo Nobel NV	369	25	2.21
Argenx SE	65	24	2.16
Asml Holding NV	42	23	2.01
Beiersdorf AG	226	26	2.32
Carl Zeiss Meditec AG	199	25	2.25
Cellnex Telecom SA	735	24	2.17
Corp ACCIONA Energias Renovables SA	661	26	2.29
Dassault Systemes SE	692	25	2.21
Davide Campari-Milano NV	2,413	24	2.19
Delivery Hero SE	597	29	2.56
Deutsche Boerse AG	140	24	2.15
Edp Renovaveis SA	1,122	25	2.21
Elia Group SA	174	25	2.21
Eurazeo SE	400	25	2.22
Ferrari NV	115	25	2.20
Ferrovial SA	938	25	2.19
Finecobank SpA	1,556	26	2.31
Groupe Bruxelles Lambert NV	313	25	2.23
Hannover Rueck SE	128	25	2.28
Hermes International	16	24	2.17
Kone Oyj — Class B	494	26	2.28
Koninklijke Dsm NV	197	24	2.16
L'Oreal	68	24	2.16
LVMH Moet Hennessy Louis Vuitton SE	33	24	2.17
MTU Aero Engines AG	117	25	2.27
Neste Oyj	524	24	2.15
Prosus NV	370	26	2.28
Rational AG	40	24	2.13
Remy Cointreau	150	25	2.26
Safran SA	205	26	2.30
Sampo Oyj -Class A	486	25	2.27
Sartorius AG	68	27	2.39
Sartorius Stedim Biotech	76	25	2.19
Scout24 SE	467	23	2.09
Sofina	110	24	2.17
Symrise AG	228	25	2.22
Terna Rete Elettrica Nazionale SpA	3,273	24	2.16
Universal Music Group NV	1,059	26	2.28
Vonovia SE	1,027	24	2.16
Warehouses De Pauw SCA	900	26	2.30
Wolters Kluwer	229	24	2.14
Zalando SE	768	27	2.43

The following table represents the equity basket holdings underlying the total return swap with BNP European Value Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
BNP European Value Custom Index
Arcelormittal	964	$25	2.10%
Arkema	292	26	2.18
Banco Bilbao Vizcaya Argenta	4,519	27	2.26
Banco Santander SA	8,994	27	2.24
Bayer AG (Registered)	473	24	2.03
Bayerische Motoren Werke AG	298	27	2.20
Bayerische Motoren Werke (Preferred)	311	27	2.20
Bechtle AG	695	25	2.04
Bouygues SA	848	25	2.11
Brenntag SE	414	26	2.20
Carrefour SA	1,511	25	2.10
Commerzbank AG	3,165	30	2.48
Compagnie De Saint Gobain	537	26	2.18
Continental AG	438	26	2.18
Daimler Truck Holding AG	810	25	2.08
Deutsche Bank Ag (Registered)	2,477	28	2.33
Deutsche Lufthansa (Registered)	3,236	27	2.23
Deutsche Post AG (Registered)	653	25	2.04
Deutsche Telekom AG (Registered)	1,299	26	2.15
E.ON SE	2,719	27	2.25
Eiffage	260	26	2.12
Enel SpA	4,789	26	2.14
Engie	1,740	25	2.07
Eni SpA	1,847	26	2.18
Fresenius Medical Care AG	822	27	2.23
Fresenius Se & Co KGaA	934	26	2.18
Heidelbergcement AG	481	27	2.28
Heineken Holding NV	340	26	2.18
Jde Peet'S NV	899	26	2.16
Klepierre	1,116	26	2.13
Koninklijke Ahold Delhaize NV	875	25	2.09
Koninklijke Philips NV	1,845	28	2.29
Leg Immobilien SE	395	26	2.13
Michelin	938	26	2.16
Nexi SpA	3,222	25	2.11
Nn Group NV	608	25	2.06
Nokia Oyj	5,325	25	2.05
Orange	2,694	27	2.22
Randstad NV	446	27	2.26
Seb SA	312	26	2.17
Societe Generale SA	1,108	28	2.31
Stellantis NV	1,806	26	2.13
Telefonica SA	7,220	26	2.17
Unicredit SpA	1,985	28	2.34
Veolia Environnement	996	26	2.12
Voestalpine AG	971	26	2.14
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Growth Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Growth Custom Index
Agilysys, Inc.	782	$62	0.63%
Alliant Energy Corp.	909	50	0.51
Aptargroup, Inc.	463	51	0.52
Arlo Technologies, Inc.	14,734	52	0.53
Arrowhead Pharmaceuticals, Inc.	1,521	62	0.63
Bio-Techne Corp.	613	51	0.52
Boeing Co.	280	53	0.55
Capitol Federal Financial, Inc.	5,961	52	0.53
Cnx Resources Corp.	3,028	51	0.52
Coherus Biosciences, Inc.	7,422	59	0.60
Commerce Bancshares, Inc.	736	50	0.51
Community Bank System, Inc.	792	50	0.51
Core Laboratories NV	2,580	52	0.54
Cytokinetics, Inc.	1,332	61	0.63
Deckers Outdoor Corp.	132	53	0.54
Dril-Quip, Inc.	2,234	61	0.62
ELF Beauty, Inc.	902	50	0.51
Enerpac Tool Group Corp.	2,080	53	0.54
First Republic Bank	419	51	0.52
Hci Group, Inc.	1,347	53	0.55
Hess Corp.	365	52	0.53
Lamb Weston Holdings, Inc.	570	51	0.52
Manhattan Associates, Inc.	422	51	0.53
Marketaxess Holdings, Inc.	182	51	0.52
Mastercard, Inc. — Class A	144	50	0.51
MSA Safety, Inc.	363	52	0.54
Nike, Inc. — Class B	458	54	0.55
Nordson Corp.	212	50	0.52
Nov, Inc.	2,388	50	0.51
O'Reilly Automotive, Inc.	60	50	0.52
Penumbra, Inc.	226	50	0.52
Progyny, Inc.	1,606	50	0.51
Public Service Enterprise Group, Inc.	824	50	0.52
Quinstreet, Inc.	3,603	52	0.53
Rexford Industrial Realty, Inc.	918	50	0.51
Ross Stores, Inc.	428	50	0.51
Royal Gold, Inc.	445	50	0.51
Sabre Corp.	8,484	52	0.54
Servicenow, Inc.	128	50	0.51
St Joe Co.	1,397	54	0.55
Targa Resources Corp.	715	53	0.54
Techtarget	1,162	51	0.52
Toro Co.	449	51	0.52
Tractor Supply Company	227	51	0.52
Transdigm Group, Inc.	81	51	0.52
Under Armour, Inc. — Class A	5,349	54	0.56
Unisys Corp.	11,787	60	0.62
Vericel Corp.	2,147	57	0.58
Vicor Corp.	960	52	0.53
Welltower, Inc.	765	50	0.51

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Value Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Custom Index
ACI Worldwide, Inc.	2,400	$55	0.56%
Agco Corp.	369	51	0.52
American Equity Investment Life Insurance Company	1,210	55	0.56
American International Group	798	50	0.51
Avanos Medical, Inc.	1,909	52	0.53
Avista Corp.	1,195	53	0.54
Bank Of New York Mellon Corp.	1,138	52	0.53
Boston Properties, Inc.	758	51	0.52
Charles River Laboratories	235	51	0.52
Coca-Cola Consolidated, Inc.	103	53	0.54
Concentrix Corp.	423	56	0.57
Cousins Properties, Inc.	2,014	51	0.52
Dmc Global, Inc.	2,954	57	0.59
Ebix, Inc.	2,629	52	0.53
Envista Holdings Corp.	1,512	51	0.52
ESAB Corp.	1,071	50	0.51
Essent Group Ltd.	1,303	51	0.52
Genesco, Inc.	1,106	51	0.52
Genworth Financial, Inc. — Class A	9,832	52	0.53
Global Payments, Inc.	507	50	0.51
Highwoods Properties, Inc.	1,793	50	0.51
Innoviva, Inc.	3,807	50	0.51
Interdigital, Inc.	1,032	51	0.52
Iteos Therapeutics, Inc.	2,566	50	0.51
Kaman Corp.	2,429	54	0.55
KB Home	1,594	51	0.52
M/I Homes, Inc.	1,117	52	0.53
Millerknoll, Inc.	2,589	54	0.55
Mks Instruments, Inc.	618	52	0.53
NCR Corporation	2,168	51	0.52
OFG Bancorp	1,835	51	0.52
O-I Glass, Inc.	3,037	50	0.51
Organogenesis Holdings, Inc.	18,716	50	0.51
PG&E Corp.	3,153	51	0.52
Patrick Industries, Inc.	872	53	0.54
Pbf Energy, Inc. — Class A	1,491	61	0.62
Phibro Animal Health Corp. — Class A	3,957	53	0.54
Propetro Holding Corp.	4,970	52	0.53
Resideo Technologies, Inc.	3,198	53	0.54
Syneos Health, Inc.	1,453	53	0.54
Taylor Morrison Home Corp.	1,663	50	0.51
Tenet Healthcare Corp.	1,105	54	0.55
Thryv Holdings, Inc.	2,780	53	0.54
Timken Co.	713	50	0.51
Titan International, Inc.	3,426	52	0.53
Truist Financial Corp.	1,182	51	0.52
US Silica Holdings, Inc.	4,224	53	0.54

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Custom Index (cont'd)
Viatris, Inc.	4,513	$50	0.51%
Wolverine World Wide, Inc.	4,834	53	0.54
Zimvie, Inc.	5,632	53	0.54

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Growth Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Custom Index
Ameren Corporation	16,762	$1,490	1.04%
American Tower Corp.	6,882	1,458	1.02
American Water Works Co., Inc.	9,446	1,440	1.00
Aon PLC — Class A	4,770	1,432	1.00
Baker Hughes Co.	52,107	1,539	1.07
Berkshire Hathaway, Inc. — Class B	4,750	1,467	1.02
Bio-Techne Corp.	17,990	1,491	1.04
Boeing Co.	8,200	1,562	1.09
Brown & Brown, Inc.	25,303	1,442	1.01
Cadence Design System, Inc.	9,042	1,453	1.01
Ceridian Hcm Holding, Inc.	23,201	1,488	1.04
Cintas Corp.	3,207	1,449	1.01
Coca-Cola Co.	22,865	1,454	1.01
Crown Castle, Inc.	10,483	1,422	0.99
Ecolab, Inc.	9,807	1,428	1.00
Edwards Lifesciences Corp.	20,029	1,494	1.04
Eli Lilly & Co.	3,904	1,428	1.00
Estee Lauder Companies — Class A	6,231	1,546	1.08
Gartner, Inc.	4,238	1,425	0.99
Hershey Co.	6,144	1,423	0.99
Hess Corp.	10,774	1,528	1.07
Illinois Tool Works	6,593	1,453	1.01
Intuitive Surgical, Inc.	5,427	1,440	1.00
Linde PLC	4,388	1,431	1.00
Live Nation Entertainment, Inc.	20,419	1,424	0.99
Marketaxess Holdings, Inc.	5,286	1,474	1.03
Mastercard, Inc. — Class A	4,188	1,456	1.02
Mettler-Toledo International	991	1,433	1.00
Monster Beverage Corp.	14,333	1,455	1.02
Nextera Energy, Inc.	17,058	1,426	0.99
Nike, Inc. — Class B	13,408	1,569	1.09
Old Dominion Freight Line	5,067	1,438	1.00
Paycom Software, Inc.	4,698	1,458	1.02
Progressive Corp.	11,136	1,444	1.01
Public Service Enterprise Group, Inc.	24,187	1,482	1.03
Rockwell Automation, Inc.	5,697	1,467	1.02
Schlumberger Ltd.	29,150	1,558	1.09
Servicenow, Inc.	3,731	1,449	1.01
Synopsys, Inc.	4,486	1,432	1.00
Targa Resources Corp.	21,150	1,555	1.08
Transdigm Group, Inc.	2,374	1,495	1.04
Tyler Technologies, Inc.	4,693	1,513	1.06
Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Growth Custom Index (cont'd)
UDR, Inc.	36,798	$1,425	0.99%
Vulcan Materials Co.	8,122	1,422	0.99
Waters Corp.	4,281	1,467	1.02
Wec Energy Group, Inc.	15,368	1,441	1.01
Welltower, Inc.	22,372	1,467	1.02
West Pharmaceutical Services	6,183	1,455	1.02
Xylem, Inc.	13,080	1,446	1.01
Yum! Brands, Inc.	11,304	1,448	1.01

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Value Custom Index as of December 31, 2022:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Custom Index
AES Corp.	3,383	$97	1.03%
American International Group	1,526	97	1.02
Archer-Daniels-Midland Co.	1,018	95	1.00
Boston Properties, Inc.	1,454	98	1.04
Capital One Financial Corp.	1,014	94	1.00
Cbre Group, Inc. — Class A	1,238	95	1.01
Celanese Corp.	929	95	1.00
Cigna Corp.	285	94	1.00
Citigroup, Inc.	2,117	96	1.01
Citizens Financial Group	2,395	94	1.00
Comcast Corp. — Class A	2,735	96	1.01
Comerica, Inc.	1,448	97	1.02
Conagra Brands, Inc.	2,474	96	1.01
Davita, Inc.	1,265	94	1.00
Dow, Inc.	1,870	94	1.00
Dr Horton, Inc.	1,098	98	1.04
Dxc Technology Co.	3,542	94	0.99
Evergy, Inc.	1,596	100	1.06
Fedex Corp.	549	95	1.01
Fifth Third Bancorp	2,866	94	0.99
Fox Corp — Class A	3,093	94	0.99
Generac Holdings, Inc.	1,043	105	1.11
Global Payments, Inc.	963	96	1.01
Hewlett Packard Enterprise	5,895	94	1.00
Keycorp	5,473	95	1.01
Kraft Heinz Co.	2,375	97	1.02
Laboratory Corp of America Holdings	405	95	1.01
Lennar Corp. — Class A	1,064	96	1.02
Lyondellbasell Industries — Class A	1,158	96	1.02
Marathon Petroleum Corp.	868	101	1.07
Medtronic PLC	1,232	96	1.01
Mohawk Industries, Inc.	987	101	1.07
Newell Brands, Inc.	7,377	96	1.02
Organon & Co.	3,634	101	1.07
PG&E Corp.	6,073	99	1.04
Pentair PLC	2,108	95	1.00
Pfizer, Inc.	1,880	96	1.02

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Custom Index (cont'd)
Phillips 66	919	$96	1.01%
Pultegroup, Inc.	2,122	97	1.02
Quest Diagnostics, Inc.	635	99	1.05
Robert Half International, Inc.	1,276	94	1.00
Seagate Technology Holdings	1,803	95	1.00
Skyworks Solutions, Inc.	1,030	94	0.99
Tapestry, Inc.	2,571	98	1.04
Truist Financial Corp.	2,260	97	1.03
United Rentals, Inc.	268	95	1.01
Universal Health Services — Class B	739	104	1.10
Valero Energy Corp.	789	100	1.06
Viatris, Inc.	8,666	96	1.02
Zions Bancorp NA	2,011	99	1.05

@  Value/Notional amount is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BTP  Buoni del Tesoro Poliennali.

CAC  Cotation Assistée en Continu.

CDI  Certificado de Depósito Interbancári.

CME  Chicago Mercantile Exchange.

CORRA  Canadian Overnight Repo Rate Average.

ESTR  Euro short-Term Rate.

FTSE  Financial Times Stock Exchange.

IBEX  Índice Bursátil Español.

ICE  Intercontinental Exchange

MIB  Milano Indice di Borsa.

MSCI  Morgan Stanley Capital International.

SGX  Singapore Exchange Ltd.

SPI  Schedule Performance Index.

TIIE  Interbank Equilibrium Interest Rate.

TOPIX  Tokyo Price Index

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CHF  — Swiss Franc

CLP  — Chilean Peso

CNH  — Chinese Yuan Renminbi Offshore

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

ILS  — Israeli Shekel

INR  — Indian Rupee

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PEN  — Peruvian Nuevo Sol

PLN  — Polish Zloty

RON  — Romanian New Leu

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

TRY  — Turkish Lira

TWD  — Taiwan Dollar

USD  — United States Dollar

ZAR  — South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	54.5%
Common Stocks	29.5
Short-Term Investments	16.0
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with a value of approximately $23,335,000 and net unrealized appreciation of approximately $165,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $141,000. Also does not include open swap agreements with net unrealized appreciation of approximately $1,143,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $73,094)	$68,097
Investment in Security of Affiliated Issuer, at Value (Cost $12,170)	12,170
Total Investments in Securities, at Value (Cost $85,264)	80,267
Cash	441
Foreign Currency, at Value (Cost $385)	381
Unrealized Appreciation on Swap Agreements	1,414
Receivable for Variation Margin on Futures Contracts	1,110
Interest Receivable	497
Due from Broker	315
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	317
Due from Adviser	149
Receivable for Fund Shares Sold	47
Receivable from Affiliate	41
Tax Reclaim Receivable	37
Receivable for Investments Sold	24
Dividends Receivable	24
Receivable for Variation Margin on Swap Agreements	9
Other Assets	14
Total Assets	85,087
Liabilities:
Due to Broker	2,401
Payable for Investments Purchased	2,382
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	176
Unrealized Depreciation on Swap Agreements	128
Payable for Professional Fees	128
Payable for Custodian Fees	57
Payable for Servicing Fees	24
Payable for Fund Shares Redeemed	21
Payable for Administration Fees	5
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Deferred Capital Gain Country Tax	—	@
Other Liabilities	142
Total Liabilities	5,467
NET ASSETS	$79,620
Net Assets Consist of:
Paid-in-Capital	$89,564
Total Accumulated Loss	(9,944)
Net Assets	$79,620
CLASS I:
Net Assets	$66,072
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,646,542 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.64
CLASS II:
Net Assets	$13,548
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,788,520 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.58

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$1,255
Dividends from Securities of Unaffiliated Issuers (Net of $54 of Foreign Taxes Withheld)	736
Dividends from Security of Affiliated Issuer (Note H)	182
Total Investment Income	2,173
Expenses:
Advisory Fees (Note B)	659
Professional Fees	238
Custodian Fees (Note G)	234
Pricing Fees	148
Servicing Fees (Note D)	136
Administration Fees (Note C)	70
Shareholder Reporting Fees	38
Distribution Fees — Class II Shares (Note E)	36
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	6
Other Expenses	12
Total Expenses	1,589
Waiver of Advisory Fees (Note B)	(659)
Expenses Reimbursed by Adviser (Note B)	(103)
Waiver of Distribution Fees — Class II Shares (Note E)	(22)
Rebate from Morgan Stanley Affiliate (Note H)	(16)
Net Expenses	789
Net Investment Income	1,384
Realized Gain (Loss):
Investments Sold	(2,143)
Foreign Currency Forward Exchange Contracts	(243)
Foreign Currency Translation	640
Futures Contracts	2,771
Swap Agreements	(7,344)
Net Realized Loss	(6,319)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1)	(13,367)
Foreign Currency Forward Exchange Contracts	168
Foreign Currency Translation	(3)
Futures Contracts	288
Swap Agreements	435
Net Change in Unrealized Appreciation (Depreciation)	(12,479)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(18,798)
Net Decrease in Net Assets Resulting from Operations	$(17,414)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,384	$937
Net Realized Gain (Loss)	(6,319)	16,015
Net Change in Unrealized Appreciation (Depreciation)	(12,479)	(8,416)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,414)	8,536
Dividends and Distributions to Shareholders:
Class I	(12,686)	(4,709)
Class II	(2,529)	(855)
Total Dividends and Distributions to Shareholders	(15,215)	(5,564)
Capital Share Transactions:(1)
Class I:
Subscribed	2,407	5,366
Distributions Reinvested	12,686	4,709
Redeemed	(10,441)	(12,450)
Class II:
Subscribed	1,579	1,095
Distributions Reinvested	2,529	855
Redeemed	(2,000)	(1,825)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	6,760	(2,250)
Total Increase (Decrease) in Net Assets	(25,869)	722
Net Assets:
Beginning of Period	105,489	104,767
End of Period	$79,620	$105,489
(1) Capital Share Transactions:
Class I:
Shares Subscribed	240	470
Shares Issued on Distributions Reinvested	1,680	421
Shares Redeemed	(1,122)	(1,099)
Net Increase (Decrease) in Class I Shares Outstanding	798	(208)
Class II:
Shares Subscribed	178	97
Shares Issued on Distributions Reinvested	338	77
Shares Redeemed	(222)	(162)
Net Increase in Class II Shares Outstanding	294	12

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.30		$10.99		$10.91		$9.85		$11.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.10		0.09		0.16		0.16
Net Realized and Unrealized Gain (Loss)	(2.07)		0.81		0.95		1.56		(0.86)
Total from Investment Operations	(1.93)		0.91		1.04		1.72		(0.70)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.21)		(0.16)		(0.20)		(0.13)
Net Realized Gain	(1.73)		(0.39)		(0.80)		(0.46)		(0.49)
Total Distributions	(1.73)		(0.60)		(0.96)		(0.66)		(0.62)
Net Asset Value, End of Period	$7.64		$11.30		$10.99		$10.91		$9.85
Total Return(2)	(16.94)%		8.37%		10.92%		17.77%		(6.50)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,072		$88,704		$88,563		$89,575		$87,675
Ratio of Expenses Before Expense Limitation	1.77%		1.52%		1.59%		1.49%		1.44%
Ratio of Expenses After Expense Limitation	0.88	%(3)	0.90	%(3)	0.88	%(3)	0.88	%(3)	0.89	%(3)
Ratio of Net Investment Income	1.59	%(3)	0.89	%(3)	0.89	%(3)	1.55	%(3)	1.48	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.00	%(4)	0.02%		0.02%		0.01%
Portfolio Turnover Rate	99%		111%		114%		124%		85%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$11.23		$10.93		$10.85		$9.79		$11.11
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.13		0.09		0.08		0.15		0.15
Net Realized and Unrealized Gain (Loss)	(2.05)		0.80		0.94		1.56		(0.86)
Total from Investment Operations	(1.92)		0.89		1.02		1.71		(0.71)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.20)		(0.14)		(0.19)		(0.12)
Net Realized Gain	(1.73)		(0.39)		(0.80)		(0.46)		(0.49)
Total Distributions	(1.73)		(0.59)		(0.94)		(0.65)		(0.61)
Net Asset Value, End of Period	$7.58		$11.23		$10.93		$10.85		$9.79
Total Return(2)	(17.07)%		8.22%		10.85%		17.74%		(6.65)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,548		$16,785		$16,204		$16,589		$16,906
Ratio of Expenses Before Expense Limitation	2.02%		1.77%		1.84%		1.74%		1.69%
Ratio of Expenses After Expense Limitation	0.98	%(3)	1.00	%(3)	0.98	%(3)	0.98	%(3)	0.99	%(3)
Ratio of Net Investment Income	1.49	%(3)	0.79	%(3)	0.79	%(3)	1.45	%(3)	1.38	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.00	%(4)	0.02%		0.02%		0.01%
Portfolio Turnover Rate	99%		111%		114%		124%		85%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks total return and offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2022, the Subsidiary represented approximately $9,031,000 or approximately 11.34% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal

Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$3,190	$—	$3,190
Asset-Backed Securities	—	242	—	242
Commercial Mortgage- Backed Securities	—	502	—	502
Corporate Bonds	—	9,815	—	9,815
Mortgages - Other	—	996	—	996
Sovereign	—	23,946	—	23,946
Supranational	—	1,163	—	1,163
U.S. Treasury Securities	—	3,886	—	3,886
Total Fixed Income Securities	—	43,740	—	43,740
Common Stocks
Aerospace & Defense	202	172	—	374
Air Freight & Logistics	62	57	—	119
Airlines	6	11	—	17
Auto Components	26	24	—	50
Automobiles	140	172	—	312
Banks	757	2,784	—	3,541
Beverages	209	226	—	435
Biotechnology	281	119	—	400
Building Products	56	77	—	133
Capital Markets	376	283	—	659
Chemicals	227	274	—	501
Commercial Banks	42	34	—	76
Commercial Services & Supplies	74	32	—	106
Communications Equipment	89	37	—	126
Construction & Engineering	18	73	—	91
Construction Materials	13	65	—	78
Consumer Finance	55	—	—	55
Containers & Packaging	36	14	—	50
Distributors	16	4	—	20
Diversified Consumer Services	—	10	—	10
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Diversified Financial Services	$139	$74		$—		$213
Diversified Financials	3	7		—		10
Diversified Telecommunication Services	116	182		—		298
Electric Utilities	236	190		—		426
Electrical Equipment	65	164		—		229
Electronic Equipment, Instruments & Components	68	29		—		97
Energy Equipment & Services	43	7		—	†	50	†
Entertainment	159	23		—		182
Equity Real Estate Investment Trusts (REITs)	277	140		—		417
Food & Staples Retailing	227	107		—		334
Food Products	134	359		—		493
Gas Utilities	11	24		—		35
Health Care Equipment & Supplies	293	173	†	—		466	†
Health Care Providers & Services	370	32		—		402
Health Care Technology	7	—		—		7
Hotels, Restaurants & Leisure	230	163		—		393
Household Durables	34	22		—		56
Household Products	156	74		—		230
Independent Power Producers & Energy Traders	18	34		—		52
Industrial Conglomerates	93	133		—		226
Information Technology Services	542	95		—		637
Insurance	362	520		—		882
Interactive Media & Services	414	18		—		432
Internet & Direct Marketing Retail	266	66		—		332
Leisure Products	5	—		—		5
Life Sciences Tools & Services	200	68		—		268
Machinery	188	214		—		402
Marine	1	29		—		30
Media	106	38		—		144
Metals & Mining	170	413	†	—		583	†
Multi-Line Retail	67	35		—		102
Multi-Utilities	95	94		—		189
Oil, Gas & Consumable Fuels	1,405	566		—		1,971
Paper & Forest Products	4	41		—		45
Personal Products	18	212		—		230

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Pharmaceuticals	$502	$984		$—		$1,486
Professional Services	62	145		—		207
Real Estate Management & Development	12	61		—		73
Road & Rail	237	9		—		246
Semiconductors & Semiconductor Equipment	524	257		—		781
Software	943	150		—		1,093
Specialty Retail	246	35	†	—		281 †
Tech Hardware, Storage & Peripherals	673	9		—		682
Textiles, Apparel & Luxury Goods	65	352		—		417
Tobacco	74	96		—		170
Trading Companies & Distributors	44	50		—		94
Transportation Infrastructure	—	40		—		40
Water Utilities	13	14		—		27
Wireless Telecommunication Services	41	28		—		69
Total Common Stocks	12,643	11,044	†	—	†	23,687 †
Short-Term Investments
Investment Company	12,170	—		—		12,170
U.S. Treasury Securities	—	670		—		670
Total Short-Term Investments	12,170	670		—		12,840
Foreign Currency Forward Exchange Contracts	—	317		—		317
Futures Contracts	372	—		—		372
Interest Rate Swap Agreements	—	26		—		26
Total Return Swap Agreements	—	1,414		—		1,414
Total Assets	25,185	57,211	†	—	†	82,396 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(176)		—		(176)
Futures Contracts	(207)	—		—		(207)
Interest Rate Swap Agreements	—	(169)		—		(169)
Total Return Swap Agreements	—	(128)		—		(128)
Total Liabilities	(207)	(473)		—		(680)
Total	$24,978	$56,738	†	$—	†	$81,716 †

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$—
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—	††
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	††
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$—

††  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$317
Futures Contract	Variation Margin on Futures Contract	Commodity Risk	4	(a)
Futures Contract	Variation Margin on Futures Contract	Currency Risk	—	@(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	138	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	230	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	26	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,414
Total			$2,129
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(176)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(105	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(102	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(169	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(128)
Total			$(680)

@  Value is less than $500.

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$(243)
Commodity Risk	Futures Contracts	(58)
Currency Risk	Futures Contracts	184
Equity Risk	Futures Contracts	952
Interest Rate Risk	Futures Contracts	1,693
Equity Risk	Swap Agreements	(6,663)
Interest Rate Risk	Swap Agreements	(681)
Total		$(4,816)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Foreign Currency Forward	Exchange Contracts	$168
Commodity Risk	Futures Contracts	7
Currency Risk	Futures Contracts	— @
Equity Risk	Futures Contracts	139
Interest Rate Risk	Futures Contracts	142
Equity Risk	Swap Agreements	736
Interest Rate Risk	Swap Agreements	(301)
Total		$891

@  Value is less than $500.

At December 31, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$317	$(176)
Swap Agreements	1,414	(128)
Total	$1,731	$(304)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$13	$(4)	$—	$9
Barclays Bank PLC	11	(11)	—	0
BNP Paribas SA	575	(34)	(541)	0
Citibank NA	8	(1)	—	7
Goldman Sachs International	771	(46)	(725)	0
HSBC Bank PLC	27	—	—	27
JPMorgan Chase Bank NA	258	(120)	—	138
UBS AG	68	(56)	—	12
Total	$1,731	$(272)	$(1,266)	$193

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$4		$(4)	$—	$0
Barclays Bank PLC	43		(11)	—	32
BNP Paribas SA	34		(34)	—	0
Citibank NA	1		(1)	—	0
Goldman Sachs International	46		(46)	—	0
JPMorgan Chase Bank NA	120		(120)	—	0
State Street Bank and Trust Co.	—	@	—	—	—	@
UBS AG	56		(56)	—	0
Total	$304		$(272)	$—	$32

@  Value is less than $500.

(d)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$36,816,000
Futures Contracts:
Average monthly notional value	$31,276,000
Swap Agreements:
Average monthly notional amount	$25,000,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $659,000 of advisory fees were waived and approximately $103,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State

Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2022, this waiver amounted to approximately $22,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $26,149,000 and $36,534,000, respectively. For the year ended December 31, 2022, purchases and sales of long-term U.S. Government securities were approximately $47,100,000 and $44,144,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$13,700	$66,388	$67,918	$182
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$12,170

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$5,286	$9,929	$4,054	$1,510

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,337	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $4,874,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.6%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. LIBOR Discontinuance or Unavailability Risk: LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The Financial Conduct Authority (the "FCA"), which is the regulatory authority that oversees financial services firms, financial markets in the U.K. and the administrator of LIBOR, announced that, after the end of 2021, one-week and two-month U.S. Dollar LIBOR and all non-U.S. Dollar LIBOR settings have either ended or are no longer representative of the underlying market they seek to measure. The FCA also announced that the most commonly used U.S. Dollar LIBOR settings, may continue to be provided on a representative basis until mid-2023. However, in connection with supervisory guidance from regulators, some regulated entities may no longer enter into most new LIBOR-based contracts. As a result of the foregoing, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain derivatives and other instruments or investments comprising some or all of the Fund's portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to establish new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund's investments and result in costs incurred in connection with closing out positions and entering into new trades.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Although state and federal statutes have been enacted to address difficult LIBOR transition issues, the application and effect of these statutes are uncertain. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR is still developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund's investments (including their volatility, value and liquidity) and, as a result, the performance or NAV.

N. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 25.87% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $9,929,000 as a long-term capital gain distribution.

The Fund designated approximately $6,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,836,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
5435942 EXP 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Financial Highlights	11
Notes to Consolidated Financial Statements	13
Report of Independent Registered Public Accounting Firm	25
Liquidity Risk Management Program	26
Federal Tax Notice	27
Director and Officer Information	28

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$920.70	$1,022.33	$2.76	$2.91	0.57%
Growth Portfolio Class II	1,000.00	919.40	1,021.07	3.97	4.18	0.82

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –60.07%, net of fees, and –60.16%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned –29.14%.

Factors Affecting Performance

•  Stubbornly high inflation, rapidly rising interest rates and moderating economic growth were significant headwinds to U.S. equity performance in 2022. The Russia-Ukraine war and China's widespread COVID-19 lockdowns worsened supply chain bottlenecks and drove food and energy prices higher. The U.S. Federal Reserve and other central banks around the world responded with larger-than-normal interest rate increases to bring inflation down, compounding economic uncertainty and contributing to elevated volatility in stock and bond markets. While tightening financial conditions helped slow some segments of the economy and inflation appeared to be receding from peak levels, the jobs market remained resilient and inflation rates were still historically high at year-end, setting up expectations for additional interest rate hikes in 2023.

•  Large-cap growth equities, as measured by the Index, declined over the year. Outside of the energy sector's significant outperformance and a small positive return from utilities, all other Index sectors had negative performance in the year. Communication services, consumer discretionary and information technology were the bottom performing sectors.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund underperformed the Index in this reporting period due to unfavorable stock selection; sector allocations also detracted to a lesser extent.

•  Fear and uncertainty due to concerns about inflation, rising interest rates, geopolitical tensions, and ongoing effects of the global pandemic continued to weigh on market sentiment, contributing to greater volatility and a continued aversion towards high growth equities. We believe this rotation away from high growth equities remains driven primarily by non-fundamental factors. Fundamentals across portfolio holdings have largely remained healthy and in line with our expectations. Despite market volatility, we continue to find many high quality companies with attractive end-game potential due to compelling fundamentals, strong balance sheets, and multiple competitive advantages. We believe today's market offers an attractive opportunity to buy unique companies with strong fundamentals that can be long-term winners over the next three to five years. While we have opportunistically added to some positions and initiated new ones, overall, we have made few changes as we remain confident in the long-term prospects for the businesses we own.

•  Information technology was by far the greatest detractor in the portfolio this period, due to mixed stock selection. An IT services company that offers a global cloud platform that provides security, performance, and reliability services to the applications of its customers was the biggest detractor in the sector and across the portfolio. The company reported overall healthy results that beat analysts expectations, but some deceleration in its overall business growth, due to an elongated sales cycle, weighed on investor sentiment.

•  The portfolio's stock selection in and sector allocations to most other sectors diminished relative performance as well; stock selection in consumer discretionary, communication services and health care, and an overweight to communication services were also among the greatest detractors. Nearly all sectors detracted over the period; however, this was modestly offset by the positive impact of an average overweight in health care and average underweight in consumer discretionary. Utilities — a sector the portfolio has no exposure to — had a negligible impact on relative performance.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

Growth Portfolio

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2022
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	–60.07%	4.25%	11.85%	8.50%
Russell 1000® Growth Index	–29.14	10.96	14.10	8.52
Fund – Class II(4)	–60.16	3.99	11.57	9.73
Russell 1000® Growth Index	–29.14	10.96	14.10	10.54

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Automobiles (0.3%)
Rivian Automotive, Inc., Class A (a)	61,252	$1,129
Biotechnology (1.3%)
Alnylam Pharmaceuticals, Inc. (a)	4,376	1,040
Intellia Therapeutics, Inc. (a)	38,556	1,345
Moderna, Inc. (a)	3,644	655
ProKidney Corp. (a)	242,043	1,660
		4,700
Capital Markets (0.3%)
Coinbase Global, Inc., Class A (a)(b)	36,769	1,301
Chemicals (0.4%)
Ginkgo Bioworks Holdings, Inc. (a)	851,540	1,439
Commercial Services & Supplies (0.1%)
Aurora Innovation, Inc. (a)	371,870	450
Consumer Finance (0.1%)
Upstart Holdings, Inc. (a)(b)	36,140	478
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap Class A (a)(c)(d) (acquisition cost — $1,526; acquired 12/22/15)	3,138	—
Entertainment (5.1%)
ROBLOX Corp., Class A (a)	585,093	16,652
Sea Ltd. ADR (Singapore) (a)	44,758	2,329
		18,981
Health Care Equipment & Supplies (0.2%)
Dexcom, Inc. (a)	5,283	598
Health Care Providers & Services (3.2%)
Agilon health, Inc. (a)	583,059	9,411
Guardant Health, Inc. (a)	90,331	2,457
		11,868
Health Care Technology (1.9%)
Doximity, Inc., Class A (a)	209,843	7,042
Information Technology Services (26.4%)
Adyen NV (Netherlands) (a)	11,322	15,718
Affirm Holdings, Inc. (a)	229,858	2,223
Block, Inc., Class A (a)	105,246	6,614
Cloudflare, Inc., Class A (a)	491,307	22,212
Shopify, Inc., Class A (Canada) (a)	628,871	21,828
Snowflake, Inc., Class A (a)	212,208	30,460
		99,055
Interactive Media & Services (2.8%)
ZoomInfo Technologies, Inc., Class A (a)	349,359	10,519
Internet & Direct Marketing Retail (14.0%)
Chewy, Inc., Class A (a)	291,615	10,813
Coupang, Inc. (a)	638,046	9,386
DoorDash, Inc., Class A (a)	335,753	16,391
	Shares	Value (000)
Global-e Online Ltd. (Israel) (a)	80,617	$1,664
MercadoLibre, Inc. (a)	12,488	10,568
Wayfair, Inc., Class A (a)	107,519	3,536
		52,358
Leisure Products (0.5%)
Peloton Interactive, Inc., Class A (a)	243,346	1,932
Life Sciences Tools & Services (4.2%)
10X Genomics, Inc., Class A (a)	177,270	6,460
Illumina, Inc. (a)	46,769	9,457
		15,917
Media (6.0%)
Trade Desk, Inc., Class A (a)	504,686	22,625
Pharmaceuticals (7.1%)
Royalty Pharma PLC, Class A (United Kingdom)	673,895	26,632
Road & Rail (8.4%)
Grab Holdings Ltd., Class A (Singapore) (a)	2,149,855	6,922
Uber Technologies, Inc. (a)	984,827	24,355
		31,277
Semiconductors & Semiconductor Equipment (2.0%)
ASML Holding NV (Netherlands)	13,376	7,309
Software (11.8%)
Bill.Com Holdings, Inc. (a)	183,827	20,030
Datadog, Inc., Class A (a)	241,006	17,714
Gitlab, Inc., Class A (a)	141,513	6,430
		44,174
Specialty Retail (0.3%)
Carvana Co. (a)	250,476	1,187
Total Common Stocks (Cost $603,956)		360,971
Preferred Stocks (1.8%)
Software (1.8%)
Databricks, Inc., Series H (a)(c)(d) (acquisition cost — $8,310; acquired 8/31/21)	113,088	6,221
Lookout, Inc., Series F (a)(c)(d) (acquisition cost — $1,618; acquired 6/17/14)	141,612	666
Total Preferred Stocks (Cost $9,928)		6,887
Investment Company (0.6%)
Grayscale Bitcoin Trust (a) (Cost $11,735)	270,111	2,239
Short-Term Investments (1.3%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	767,822	768

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.0%) (e)
HSBC Securities USA, Inc., (4.27%, dated 12/30/22, due 1/3/23; proceeds $71; fully collateralized by a U.S. Government obligation; 4.38% due 5/15/41; valued at $73)	$71	$71
Merrill Lynch & Co., Inc., (4.25%, dated 12/30/22, due 1/3/23; proceeds $71; fully collateralized by a U.S. Government obligation; 1.50% due 2/15/25; valued at $73)	71	71
		142
Total Securities held as Collateral on Loaned Securities (Cost $910)		910
	Shares
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $3,946)	3,945,816	3,946
Total Short-Term Investments (Cost $4,856)		4,856
Total Investments Excluding Purchased Options (100.1%) (Cost $630,475)		374,953
Total Purchased Options Outstanding (0.2%) (Cost $997)		636
Total Investments (100.3%) (Cost $631,472) Including $899 of Securities Loaned (f)(g)(h)		375,589
Liabilities in Excess of Other Assets (–0.3%)		(974)
Net Assets (100.0%)		$374,615

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2022.

(c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2022 amounts to approximately $6,887,000 and represents 1.8% of net assets.

(d)  At December 31, 2022, the Fund held fair valued securities at approximately $6,887,000, representing 1.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(e)  Amount is less than 0.05%.

(f)  The approximate fair value and percentage of net assets, $15,718,000 and 4.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(g)  Securities are available for collateral in connection with purchased options.

(h)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $641,805,000. The aggregate gross unrealized appreciation is approximately $0 and the aggregate gross unrealized depreciation is approximately $266,194,000, resulting in net unrealized depreciation of approximately $266,194,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2022:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Goldman Sachs International	USD/CNH	CNH	7.87	Oct-23	880,149	$880	$2	$4	$(2)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.53	Jul-23	99,573,866	99,574	287	494	(207)
Standard Chartered Bank	USD/CNH	CNH	7.57	Aug-23	111,754,020	111,754	347	499	(152)
							$636	$997	$(361)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Information Technology Services	26.5%
Others**	19.3
Internet & Direct Marketing Retail	14.0
Software	13.6
Road & Rail	8.4
Pharmaceuticals	7.1
Media	6.0
Entertainment	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2022.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $626,758)	$370,875
Investment in Security of Affiliated Issuer, at Value (Cost $4,714)	4,714
Total Investments in Securities, at Value (Cost $631,472)	375,589
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	1,641
Receivable from Securities Lending Income	26
Receivable from Affiliate	17
Other Assets	34
Total Assets	377,308
Liabilities:
Due to Broker	980
Collateral on Securities Loaned, at Value	910
Payable for Advisory Fees	265
Payable for Servicing Fees	171
Payable for Fund Shares Redeemed	158
Payable for Professional Fees	72
Payable for Distribution Fees — Class II Shares	34
Payable for Administration Fees	27
Payable for Custodian Fees	10
Payable for Directors' Fees and Expenses	10
Payable for Transfer Agency Fees	3
Other Liabilities	53
Total Liabilities	2,693
NET ASSETS	$374,615
Net Assets Consist of:
Paid-in-Capital	$724,619
Total Accumulated Loss	(350,004)
Net Assets	$374,615
CLASS I:
Net Assets	$220,167
Net Asset Value, Offering and Redemption Price Per Share Applicable to 24,529,343 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.98
CLASS II:
Net Assets	$154,448
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,625,578 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.83
(1) Including:
Securities on Loan, at Value:	$899

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $25 of Foreign Taxes Withheld)	$644
Income from Securities Loaned — Net	193
Dividends from Security of Affiliated Issuer (Note H)	127
Total Investment Income	964
Expenses:
Advisory Fees (Note B)	2,735
Servicing Fees (Note D)	753
Distribution Fees — Class II Shares (Note E)	523
Administration Fees (Note C)	438
Professional Fees	170
Shareholder Reporting Fees	75
Custodian Fees (Note G)	28
Transfer Agency Fees (Note F)	13
Directors' Fees and Expenses	13
Pricing Fees	4
Other Expenses	31
Total Expenses	4,783
Waiver of Advisory Fees (Note B)	(1,143)
Rebate from Morgan Stanley Affiliate (Note H)	(17)
Net Expenses	3,623
Net Investment Loss	(2,659)
Realized Loss:
Investments Sold	(94,620)
Foreign Currency Translation	(4)
Net Realized Loss	(94,624)
Change in Unrealized Appreciation (Depreciation):
Investments	(494,828)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(494,828)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(589,452)
Net Decrease in Net Assets Resulting from Operations	$(592,111)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,659)	$(6,912)
Net Realized Gain (Loss)	(94,624)	291,430
Net Change in Unrealized Appreciation (Depreciation)	(494,828)	(275,645)
Net Increase (Decrease) in Net Assets Resulting from Operations	(592,111)	8,873
Dividends and Distributions to Shareholders:
Class I	(161,329)	(182,572)
Class II	(120,205)	(102,441)
Total Dividends and Distributions to Shareholders	(281,534)	(285,013)
Capital Share Transactions:(1)
Class I:
Subscribed	21,161	36,428
Distributions Reinvested	161,329	182,572
Redeemed	(73,166)	(134,771)
Class II:
Subscribed	84,262	119,731
Distributions Reinvested	120,205	102,441
Redeemed	(70,611)	(150,916)
Net Increase in Net Assets Resulting from Capital Share Transactions	243,180	155,485
Total Decrease in Net Assets	(630,465)	(120,655)
Net Assets:
Beginning of Period	1,005,080	1,125,735
End of Period	$374,615	$1,005,080
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,087	535
Shares Issued on Distributions Reinvested	15,277	3,013
Shares Redeemed	(3,850)	(2,028)
Net Increase in Class I Shares Outstanding	12,514	1,520
Class II:
Shares Subscribed	5,157	2,052
Shares Issued on Distributions Reinvested	14,951	1,873
Shares Redeemed	(4,909)	(2,469)
Net Increase in Class II Shares Outstanding	15,199	1,456

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$53.72		$70.24		$35.80		$28.62		$32.38
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.35)		(0.28)		(0.14)		(0.14)
Net Realized and Unrealized Gain (Loss)	(30.00)		2.53		40.32		9.23		3.34
Total from Investment Operations	(30.07)		2.18		40.04		9.09		3.20
Distributions from and/or in Excess of:
Net Realized Gain	(14.67)		(18.70)		(5.60)		(1.91)		(6.96)
Net Asset Value, End of Period	$8.98		$53.72		$70.24		$35.80		$28.62
Total Return(3)	(60.07)%		0.10%		117.31%		31.81%		7.54%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$220,167		$645,473		$737,155		$386,720		$126,941
Ratio of Expenses Before Expense Limitation	0.78%		0.74%		0.74%		0.78%		N/A
Ratio of Expenses After Expense Limitation	0.57	%(4)	0.57	%(4)	0.56	%(4)	0.61	%(4)(5)	0.79	%(4)
Ratio of Net Investment Loss	(0.39	)%(4)	(0.52	)%(4)	(0.55	)%(4)	(0.41	)%(4)	(0.39	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	41%		59%		55%		95%		56%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class I shares. Prior to April 29, 2019, the maximum ratio was 0.80% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Consolidated Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020(1)		2019(1)		2018(1)
Net Asset Value, Beginning of Period	$48.42		$65.09		$33.51		$26.95		$30.89
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.09)		(0.46)		(0.38)		(0.21)		(0.21)
Net Realized and Unrealized Gain (Loss)	(26.83)		2.49		37.56		8.68		3.23
Total from Investment Operations	(26.92)		2.03		37.18		8.47		3.02
Distributions from and/or in Excess of:
Net Realized Gain	(14.67)		(18.70)		(5.60)		(1.91)		(6.96)
Net Asset Value, End of Period	$6.83		$48.42		$65.09		$33.51		$26.95
Total Return(3)	(60.16)%		(0.15)%		116.76%		31.47%		7.30%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$154,448		$359,607		$388,580		$213,760		$139,300
Ratio of Expenses Before Expense Limitation	1.03%		0.99%		0.99%		1.03%		N/A
Ratio of Expenses After Expense Limitation	0.82	%(4)	0.82	%(4)	0.81	%(4)	0.86	%(4)(5)	1.04	%(4)
Ratio of Net Investment Loss	(0.64	)%(4)	(0.77	)%(4)	(0.80	)%(4)	(0.66	)%(4)	(0.64	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.01%		0.01%		0.00	%(6)
Portfolio Turnover Rate	41%		59%		55%		95%		56%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class II shares. Prior to April 29, 2019, the maximum ratio was 1.05% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying consolidated financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 21, 2021, the Fund suspended offering of Class I and Class II shares to new investors. On March 15, 2022, the Fund recommenced offering Class I and Class II shares to new investors.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2022, the

Subsidiary represented approximately $2,647,000 or approximately 0.71% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. At this time, management is currently evaluating the impact of ASU 2022-03.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; (7) Private Investment in Public Equity ("PIPE") investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Automobiles	$1,129	$—	$—		$1,129
Biotechnology	4,700	—	—		4,700
Capital Markets	1,301	—	—		1,301
Chemicals	1,439	—	—		1,439
Commercial Services & Supplies	450	—	—		450
Consumer Finance	478	—	—		478
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	18,981	—	—		18,981
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (Cont'd)
Health Care Equipment & Supplies	$598	$—	$—		$598
Health Care Providers & Services	11,868	—	—		11,868
Health Care Technology	7,042	—	—		7,042
Information Technology Services	83,337	15,718	—		99,055
Interactive Media & Services	10,519	—	—		10,519
Internet & Direct Marketing Retail	52,358	—	—		52,358
Leisure Products	1,932	—	—		1,932
Life Sciences Tools & Services	15,917	—	—		15,917
Media	22,625	—	—		22,625
Pharmaceuticals	26,632	—	—		26,632
Road & Rail	31,277	—	—		31,277
Semiconductors & Semiconductor Equipment	7,309	—	—		7,309
Software	44,174	—	—		44,174
Specialty Retail	1,187	—	—		1,187
Total Common Stocks	345,253	15,718	—	†	360,971	†
Preferred Stocks
Software	—	—	6,887		6,887
Investment Company	2,239	—	—		2,239
Call Options Purchased	—	636	—		636
Short-Term Investments
Investment Company	4,714	—	—		4,714
Repurchase Agreements	—	142	—		142
Total Short-Term Investments	4,714	142	—		4,856
Total Assets	$352,206	$16,496	$6,887	†	$375,589	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$9,175	†
Purchases	—	—
Sales	—	—
PIPE transactions	—	—

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

	Common Stock (000)		Preferred Stocks (000)
Amortization of discount	$—		$—
Transfers in	—	†	—
Transfers out	—		(1,526)
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		(2,288)
Realized gains (losses)	—		—
Ending Balance	$—	†	$6,887
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2022	$—		$(2,288)

†  Includes a security valued at zero.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2022. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2022:

	Fair Value at December 31, 2022 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*		Impact to Valuation from an Increase in Input**
Preferred Stocks	$6,887	Discounted Cash Flow	Weighted Average Cost of Capital	12.5%–15.0%/14.0%		Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	0.9x–14.0x/12.2x		Increase
			Discount for Lack of Marketability	15.0%–16.0%/15.1%		Decrease
		Comparable Transactions	Enterprise Value/ Revenue	9.3	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity.

As of December 31, 2022, the Fund did not have any open PIPE contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2022:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$636	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2022 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(5,092	)(b)

(b)  Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$4,051	(c)

(c)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

At December 31, 2022, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$636	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$2	$—	$(2)	$0
JP Morgan Chase Bank NA	287	—	(287)	0
Standard Chartered Bank	347	—	(347)	0
Total	$636	$—	$(636)	$0

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(e)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2022, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	565,807,000
Derivative Contract — PIPE:
Average monthly notional amount	$1,210,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2022:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$899	(f)	$—	$(899	)(g)(h)	$0

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $910,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments.

(h)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2022:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$910	$—	$—	$—	$910
Total Borrowings	$910	$—	$—	$—	$910
Gross amount of recognized liabilities for securities lending transactions					$910

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.29% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $1,143,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $228,055,000 and $242,334,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds -Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $17,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$33,895	$169,439	$198,620	$127
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$4,714

During the year ended December 31, 2022, the Fund incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,134	$272,400	$34,650	$250,363

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2022:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$7,803	$(7,803)

At December 31, 2022, the Fund had no distributable earnings on a tax basis.

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $38,794,000 and $44,965,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 84.9%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Consolidated Financial Statements (cont'd)

and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

Special Purpose Acquisition Companies ("SPAC"): The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022.

The Fund designated and paid approximately $272,400,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $167,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
5432205 EXP. 02.29.24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Liquidity Risk Management Program	18
Federal Tax Notice	19
Director and Officer Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2022 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/22	Actual Ending Account Value 12/31/22	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$927.90	$1,021.07	$3.98	$4.18	0.82%
U.S. Real Estate Portfolio Class II	1,000.00	926.50	1,019.81	5.20	5.45	1.07

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2022, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –27.05%, net of fees, and –27.22%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index (the "Index"), which returned –24.37%, and underperformed the S&P 500® Index, which returned –18.11%.

Factors Affecting Performance

•  Amid a down market primarily dominated by inflation and related concerns — recession, rising interest rates — the real estate sector underperformed the broader equity markets. The Federal Reserve (Fed) announced its first interest rate hike of 25 basis points (bps)(i) in the first quarter of 2022 followed by more aggressive interest rate hikes in increments of 50 and 75 bps, surprising the market and investors. The Fed's aggressive monetary policy tightening was negative for risk assets, including real estate, and led to negative absolute performance for REITs.

•  The Fund's security selection in shopping centers, storage and apartments, and the underweight to office were top relative contributors for the year. Key detractors included the underweights to the gaming net lease subsector and hotels subsector, and security selection in data centers and health care.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Forecasted returns for the listed real estate asset class have deteriorated in the intermediate term given the more challenging macro backdrop. However, we believe relative strength in cash flows can be expected given the unique nature of the listed real estate asset class. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the center of how people live, work, shop and communicate — coupled with limited new real estate supply additions due to rising construction costs, may suggest limited downside in cash flows and support more resiliency in fundamentals, despite near-term macro uncertainty. While our cash flow growth estimates have been reduced for 2023 in light of our expectation for lower gross domestic product growth and a potential recession, we still forecast attractive cash flow growth rates for REITs.

•  Real estate values are ultimately a function of supply, demand and credit. With demand moderating due to slowing growth and credit markets tightening with increasing interest rates, real estate values within the public markets have suffered. In fact, despite the inflation protection typically associated with the listed real estate sector, REITs underperformed the broader equities market. At the same time, and as is often the case, values within the private markets are taking longer to adjust. The appraisal-based nature of private real estate typically lags public valuations by approximately 12 months, while the daily pricing and volatility of listed real estate typically results in overcorrections in the public markets, which we believe may create an interesting arbitrage opportunity as there may be some potential contraction in private real estate values and potential appreciation in public real estate. While credit markets remain tight, the trajectory of Fed interest rate hikes is expected to slow, which we believe allows for normalization in lending, spreads and real estate capitalization rates. Ultimately, we believe the growth profile and values of REITs should hold up better than broader equities and private real estate in 2023.

(i)  One basis point = 0.01%

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1) and the S&P 500® Index(2)

	Period Ended December 31, 2022
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	–27.05%	–1.43%	3.32%	7.49%
FTSE Nareit Equity REITs Index	–24.37	3.68	6.53	8.35
S&P 500® Index	–18.11	9.42	12.56	8.28
Fund – Class II(5)	–27.22	–1.68	3.06	7.56
FTSE Nareit Equity REITs Index	–24.37	3.68	6.53	9.13
S&P 500® Index	–18.11	9.42	12.56	9.52

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Effective after the close of business on April 29, 2022, the Fund selected the FTSE Nareit Equity REITs Index as its broad-based index as a replacement for the Standard & Poor's 500® Index (S&P 500® Index) because it believes the FTSE Nareit Equity REITs Index is more reflective of the Fund's principal investment strategies.

(2)  The S&P 500® Index measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 3, 1997.

(5)  Commenced offering on November 5, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.9%)
Apartments (11.9%)
Equity Residential REIT	201,751	$11,903
Mid-America Apartment Communities, Inc. REIT	88,392	13,877
UDR, Inc. REIT	223,748	8,666
		34,446
Data Centers (11.1%)
Digital Realty Trust, Inc. REIT	115,969	11,628
Equinix, Inc. REIT	31,517	20,645
		32,273
Free Standing (7.0%)
Agree Realty Corp. REIT	105,615	7,492
NETSTREIT Corp. REIT	185,387	3,398
Realty Income Corp. REIT	148,498	9,419
		20,309
Health Care (9.8%)
Healthpeak Properties, Inc. REIT	215,421	5,401
Ventas, Inc. REIT	164,741	7,421
Welltower, Inc. REIT	240,275	15,750
		28,572
Industrial (13.9%)
Americold Realty Trust, Inc. REIT	204,685	5,795
ProLogis, Inc. REIT	306,209	34,519
		40,314
Lodging/Resorts (2.4%)
Boyd Gaming Corp.	38,484	2,098
Host Hotels & Resorts, Inc. REIT	306,266	4,916
		7,014
Manufactured Homes (3.5%)
Sun Communities, Inc. REIT	70,764	10,119
Office (0.7%)
Kilroy Realty Corp. REIT	50,140	1,939
Regional Malls (4.7%)
Simon Property Group, Inc. REIT	117,374	13,789
Self Storage (11.3%)
Extra Space Storage, Inc. REIT	14,744	2,170
Life Storage, Inc. REIT	79,224	7,804
Public Storage REIT	81,567	22,854
		32,828
Shopping Centers (7.7%)
Brixmor Property Group, Inc. REIT	328,170	7,439
Kite Realty Group Trust REIT	375,572	7,906
RPT Realty REIT	300,618	3,018
SITE Centers Corp. REIT	298,525	4,078
		22,441
Single Family Homes (4.6%)
American Homes 4 Rent, Class A REIT	235,550	7,100
Invitation Homes, Inc. REIT	216,242	6,409
		13,509
	Shares	Value (000)
Specialty (9.3%)
Iron Mountain, Inc. REIT	190,986	$9,521
Lamar Advertising Co., Class A REIT	16,277	1,536
VICI Properties, Inc. REIT	491,255	15,917
		26,974
Total Common Stocks (Cost $293,053)		284,527
Short-Term Investment (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $5,503)	5,503,296	5,503
Total Investments (99.8%) (Cost $298,556) (a)		290,030
Other Assets in Excess of Liabilities (0.2%)		578
Net Assets (100.0%)		$290,608

(a)  At December 31, 2022, the aggregate cost for federal income tax purposes is approximately $300,243,000. The aggregate gross unrealized appreciation is approximately $18,599,000 and the aggregate gross unrealized depreciation is approximately $28,813,000, resulting in net unrealized depreciation of approximately $10,214,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other	17.9%
Industrial	13.9
Apartments	11.9
Self Storage	11.3
Data Centers	11.1
Health Care	9.9
Specialty	9.3
Shopping Centers	7.7
Free Standing	7.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2022 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $293,053)	$284,527
Investment in Security of Affiliated Issuer, at Value (Cost $5,503)	5,503
Total Investments in Securities, at Value (Cost $298,556)	290,030
Foreign Currency, at Value (Cost $21)	20
Dividends Receivable	1,030
Receivable for Fund Shares Sold	141
Receivable from Affiliate	16
Other Assets	22
Total Assets	291,259
Liabilities:
Payable for Advisory Fees	332
Payable for Servicing Fees	113
Payable for Fund Shares Redeemed	71
Payable for Professional Fees	46
Payable for Distribution Fees — Class II Shares	34
Payable for Administration Fees	20
Payable for Custodian Fees	4
Payable for Transfer Agency Fees	3
Other Liabilities	28
Total Liabilities	651
NET ASSETS	$290,608
Net Assets Consist of:
Paid-in-Capital	$311,182
Total Accumulated Loss	(20,574)
Net Assets	$290,608
CLASS I:
Net Assets	$135,581
Net Asset Value, Offering and Redemption Price Per Share Applicable to 10,447,153 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.98
CLASS II:
Net Assets	$155,027
Net Asset Value, Offering and Redemption Price Per Share Applicable to 12,028,621 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.89
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2022 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$7,531
Dividends from Security of Affiliated Issuer (Note H)	83
Income from Securities Loaned — Net	3
Total Investment Income	7,617
Expenses:
Advisory Fees (Note B)	2,339
Servicing Fees (Note D)	491
Distribution Fees — Class II Shares (Note E)	447
Administration Fees (Note C)	267
Professional Fees	142
Shareholder Reporting Fees	80
Transfer Agency Fees (Note F)	15
Custodian Fees (Note G)	14
Directors' Fees and Expenses	9
Pricing Fees	2
Other Expenses	19
Total Expenses	3,825
Waiver of Advisory Fees (Note B)	(638)
Rebate from Morgan Stanley Affiliate (Note H)	(7)
Net Expenses	3,180
Net Investment Income	4,437
Realized Loss:
Investments Sold	(16,988)
Change in Unrealized Appreciation (Depreciation):
Investments	(95,350)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(95,351)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(112,339)
Net Decrease in Net Assets Resulting from Operations	$(107,902)

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2022 (000)	Year Ended December 31, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$4,437	$4,687
Net Realized Gain (Loss)	(16,988)	114,749
Net Change in Unrealized Appreciation (Depreciation)	(95,351)	8,475
Net Increase (Decrease) in Net Assets Resulting from Operations	(107,902)	127,911
Dividends and Distributions to Shareholders:
Class I	(35,265)	(3,597)
Class II	(40,499)	(3,799)
Total Dividends and Distributions to Shareholders	(75,764)	(7,396)
Capital Share Transactions:(1)
Class I:
Subscribed	16,407	8,959
Distributions Reinvested	35,265	3,597
Redeemed	(24,802)	(43,565)
Class II:
Subscribed	16,156	9,915
Distributions Reinvested	40,499	3,799
Redeemed	(25,646)	(46,670)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	57,879	(63,965)
Total Increase (Decrease) in Net Assets	(125,787)	56,550
Net Assets:
Beginning of Period	416,395	359,845
End of Period	$290,608	$416,395
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,005	451
Shares Issued on Distributions Reinvested	2,499	174
Shares Redeemed	(1,324)	(2,241)
Net Increase (Decrease) in Class I Shares Outstanding	2,180	(1,616)
Class II:
Shares Subscribed	1,021	499
Shares Issued on Distributions Reinvested	2,887	185
Shares Redeemed	(1,414)	(2,337)
Net Increase (Decrease) in Class II Shares Outstanding	2,494	(1,653)

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$23.47		$17.13		$21.93		$19.52		$21.72
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.25		0.27		0.35		0.51		0.51
Net Realized and Unrealized Gain (Loss)	(6.24)		6.49		(4.20)		3.15		(2.13)
Total from Investment Operations	(5.99)		6.76		(3.85)		3.66		(1.62)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.42)		(0.48)		(0.42)		(0.58)
Net Realized Gain	(4.26)		—		(0.47)		(0.83)		—
Total Distributions	(4.50)		(0.42)		(0.95)		(1.25)		(0.58)
Net Asset Value, End of Period	$12.98		$23.47		$17.13		$21.93		$19.52
Total Return(2)	(27.05)%		39.80%		(16.85)%		18.94%		(7.71)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,581		$194,007		$169,291		$200,635		$185,191
Ratio of Expenses Before Expense Limitation	1.01%		0.98%		0.99%		0.97%		1.03%
Ratio of Expenses After Expense Limitation	0.82	%(3)	0.82	%(3)	0.82	%(3)	0.82	%(3)	0.86	%(3)(4)
Ratio of Net Investment Income	1.46	%(3)	1.36	%(3)	2.07	%(3)	2.36	%(3)	2.47	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	61%		129%		50%		20%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class I shares. Prior to July 1, 2018, the maximum ratio was 0.90% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2022		2021		2020		2019		2018
Net Asset Value, Beginning of Period	$23.32		$17.03		$21.80		$19.40		$21.59
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.20		0.22		0.30		0.45		0.46
Net Realized and Unrealized Gain (Loss)	(6.18)		6.44		(4.17)		3.14		(2.13)
Total from Investment Operations	(5.98)		6.66		(3.87)		3.59		(1.67)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.37)		(0.43)		(0.36)		(0.52)
Net Realized Gain	(4.26)		—		(0.47)		(0.83)		—
Total Distributions	(4.45)		(0.37)		(0.90)		(1.19)		(0.52)
Net Asset Value, End of Period	$12.89		$23.32		$17.03		$21.80		$19.40
Total Return(2)	(27.22)%		39.44%		(17.10)%		18.68%		(7.97)%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$155,027		$222,388		$190,554		$228,085		$218,290
Ratio of Expenses Before Expense Limitation	1.26%		1.23%		1.24%		1.22%		1.28%
Ratio of Expenses After Expense Limitation	1.07	%(3)	1.07	%(3)	1.07	%(3)	1.07	%(3)	1.11	%(3)(4)
Ratio of Net Investment Income	1.21	%(3)	1.11	%(3)	1.82	%(3)	2.11	%(3)	2.22	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	61%		129%		50%		20%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.07% for Class II shares. Prior to July 1, 2018, the maximum ratio was 1.15% for Class II shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of ten separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds"). The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund offers two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, which became effective September 8, 2022, the Directors have designated the Company's Adviser as its valuation designee.

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$34,446	$—	$—	$34,446
Data Centers	32,273	—	—	32,273
Free Standing	20,309	—	—	20,309
Health Care	28,572	—	—	28,572
Industrial	40,314	—	—	40,314
Lodging/Resorts	7,014	—	—	7,014
Manufactured Homes	10,119	—	—	10,119
Office	1,939	—	—	1,939
Regional Malls	13,789	—	—	13,789
Self Storage	32,828	—	—	32,828
Shopping Centers	22,441	—	—	22,441
Single Family Homes	13,509	—	—	13,509
Specialty	26,974	—	—	26,974
Total Common Stocks	284,527	—	—	284,527
Short-Term Investment
Investment Company	5,503	—	—	5,503
Total Assets	$290,030	$—	$—	$290,030

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2022, the Fund did not have any outstanding securities on loan.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2022, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class I shares and 1.07% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2022, approximately $638,000 of advisory fees were waived pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS, Inc."). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS, Inc. a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2022, EVM earned $0 for providing such services.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2022, purchases and sales of investment securities for the Fund, other than

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

long-term U.S. Government securities and short-term investments were approximately $204,229,000 and $221,340,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2022.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2022, advisory fees paid were reduced by approximately $7,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2022 is as follows:

Affiliated Investment Company	Value December 31, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$425	$66,600	$61,522	$83
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2022 (000)
Liquidity Funds	$—	$—	$5,503

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2022, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/

decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2022 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2022 and 2021 was as follows:

2022 Distributions Paid From:		2021 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$32,241	$43,523	$7,396	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Notes to Financial Statements (cont'd)

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2022.

At December 31, 2022, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$5,900	$—

At December 31, 2022, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $16,245,000, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2022, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2022, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 77.1%.

L. Market Risk: Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments and exacerbate pre-existing risks to the Fund. For example, coronavirus ("COVID-19") and associated recovery responses could adversely impact the operations of the Fund and its service providers and financial performance of the Fund and the Fund's investments. The extent of such impact depends on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, (iv) government and regulatory responses, and (v) the effects on the economy overall as a result of developments such as disruption to consumer demand, economic output and supply chains. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) may be adversely affected because of these and similar types of factors and developments.

M. Results of Special Meeting of Shareholders (unaudited): On February 25, 2022, a special meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all shareholders:

	For	Against
Frances L. Cashman	113,375,219	4,792,054
Nancy C. Everett	113,605,585	4,561,688
Eddie A. Grier	113,188,820	4,978,453
Jakki L. Haussler	113,619,810	4,547,463
Patricia A. Maleski	113,689,242	4,478,031

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2023

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2022, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2021, through December 31, 2021, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2022. For corporate shareholders 0.15% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $43,523,000 as a long-term capital gain distribution.

The Fund designated approximately $5,748,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2022. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $111,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				85

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of Fairhaven United Methodist Church Board of Trustees; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Director Since February 2022	Chief Executive Officer, Asset Management Division, Director or Trustee of various Morgan Stanley Funds (since February 2022); Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	86

Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	85	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	86

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Director Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Director or Trustee of various Morgan Stanley Funds (since February 2022); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	86

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (January 2023), Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	86

Director, Barnes Group Inc. (since July 2021); Vertiv Holdings Co. (VRT) (August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	85	Director of NVR, Inc. (home construction).

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee of various Morgan Stanley Funds (August 1994-December 2022), Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	86	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				85	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	86	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	85	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2022) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2022

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
5435913 EXP 02.29.24

Item 2. Code of Ethics.

(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)	Not applicable.

(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2022

	Registrant		Covered Entities(1)
Audit Fees	$594,336		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$5,778,872	(5)
Total Non-Audit Fees	$—		$5,778,872

Total	$594,336		$5,778,872

2021

	Registrant		Covered Entities(1)
Audit Fees	$560,695		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$26,678,468	(5)
Total Non-Audit Fees	$—		$26,678,468

Total	$560,695		$26,678,468

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3            This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A

Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters

	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)

	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*

Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2022/2023 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2023

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer
February 16, 2023